                                                                   Exhibit 10.3
================================================================================

                          TUCKER FINANCING PARTNERSHIP,
                                    as Issuer


                                       TO


                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                              as Indenture Trustee


                      -------------------------------------


                              BANKERS TRUST COMPANY
                                   as Servicer


                      -------------------------------------

                                    INDENTURE

                            Dated as of June 1, 1994

                      -------------------------------------

                            7.30% MORTGAGE NOTES DUE
                               SEPTEMBER 30, 2000


                                  secured by a

                          Mortgage, Security Agreement,
                            Fixture Filing Statement,
                         Assignment of Leases and Rents,
                             and Financing Statement

                                    covering

                        each of the Mortgaged Properties
                       listed in Schedule 1 annexed hereto

================================================================================

                          TUCKER FINANCING PARTNERSHIP
                          ----------------------------

                 Certain Sections of this Indenture relating to
                   Sections 310 through 318, inclusive, of the
                          Trust Indenture Act of 1939:

Trust Indenture
  Act Section                                                Indenture Section

[Sec.] 310(a)(1)...........................................  607
       (a)(2)..............................................  607
       (a)(3)..............................................  618
       (a)(4)..............................................  Not Applicable
       (b).................................................  606, 611
[Sec.] 311(a)..............................................  610
       (b).................................................  610
       312(a)..............................................  701, 702(a)
       (b).................................................  702(b)
       (c).................................................  702(c)
[Sec.] 313(a)..............................................  703(a)
       (b).................................................  703
       (c).................................................  703(a)
       (d).................................................  703(b)
[Sec.] 314(a)(1),(2) and (3)...............................  704(a)
       (a)(4)..............................................  102, 1006
       (b).................................................  1008(t)
       (c)(1)..............................................  102
       (c)(2)..............................................  102
       (c)(3)..............................................  Not Applicable
       (d).................................................  102, 705(a)
       (e).................................................  102
[Sec.] 315(a)..............................................  601(b)
       (b).................................................  603
       (c).................................................  601(b)
       (d).................................................  601(b)
       (e).................................................  514
[Sec.] 316(a)(1)(A)........................................  512
       (a)(1)(B)...........................................  513
       (a)(2)..............................................  Not Applicable
       (b).................................................  508
       (c).................................................  104(c)
[Sec.] 317(a)(1)...........................................  503
       (a)(2)..............................................  504
       (b).................................................  1004
[Sec.] 318(a)..............................................  107

                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS OF
         GENERAL APPLICATION.........................................  3

         SECTION 101.  Definitions  .................................  3
         SECTION 102.  Compliance Certificates and Opin-
                         ions........................................ 31
         SECTION 103.  Form of Documents Delivered to
                         Indenture Trustee or the Servicer........... 32
         SECTION 104.  Acts of Holders............................... 33
         SECTION 105.  Notices to the Indenture Trustee,
                         the Servicer and the Issuer................. 35
         SECTION 106.  Notice to the Holders of the Notes;
                         Waiver...................................... 36
         SECTION 107.  Conflict with Trust Indenture Act............. 37
         SECTION 108.  Effects of Headings and Table of
                         Contents.................................... 37
         SECTION 109.  Successors and Assigns........................ 37
         SECTION 110.  Separability Clause........................... 37
         SECTION 111.  Benefits of Indenture......................... 37
         SECTION 112.  Governing Law; Jurisdiction................... 38
         SECTION 113.  Legal Holidays................................ 38
         SECTION 114.  Limited Recourse.............................. 39
         SECTION 115.  Security Agreement............................ 40
         SECTION 116.  Survival of Representations, Etc.............. 41
         SECTION 117.  Relationship of the Indenture
                         Trustee to the Issuer and Third
                         Parties..................................... 41

ARTICLE TWO

FORM OF NOTES........................................................ 42

         SECTION 201.  Forms Generally............................... 42
         SECTION 202.  Form of Indenture Trustee's
                         Certificate of Authentication............... 43
         SECTION 203.  Form of the Notes............................. 43





                                       (i)

                                                                    Page
                                                                    ----

ARTICLE THREE

THE NOTES............................................................ 43

         SECTION 301.  Equal and Ratable Security; Amount............ 43
         SECTION 302.  Denominations................................. 44
         SECTION 303.  Conditions Precedent to Issuance of
                         the Notes................................... 44
         SECTION 304.  Execution, Authentication and
                         Delivery of the Notes....................... 44
         SECTION 305.  [Reserved]   ................................. 45
         SECTION 306.  Payment Account; Holdover Account............. 45
         SECTION 307.  Persons Deemed Owners......................... 48
         SECTION 308.  Registration, Registration of
                         Transfer and Exchange....................... 48
         SECTION 309.  Mutilated, Destroyed, Lost and
                         Stolen Notes................................ 50
         SECTION 310.  Interest...................................... 51
         SECTION 311.  Payment of Principal and Interest............. 52
         SECTION 312.  Interest on New Notes......................... 55
         SECTION 313.  Cancellation ................................. 55
         SECTION 314.  Paying Agent ................................. 56

ARTICLE FOUR

SATISFACTION AND DISCHARGE........................................... 57

         SECTION 401.  Satisfaction and Discharge of
                         Indenture................................... 57
         SECTION 402.  Application of Trust Money.................... 58

ARTICLE FIVE

REMEDIES............................................................. 58

         SECTION 501.  Events of Default............................. 58
         SECTION 502.  Acceleration of Maturity;
                         Rescission and Annulment.................... 60
         SECTION 503.  Collection of Indebtedness and
                         Suits for Enforcement by Indenture
                         Trustee..................................... 62
         SECTION 504.  Indenture Trustee or Servicer May
                         File Proofs of Claim........................ 63
         SECTION 505.  Indenture Trustee and Servicer May
                         Enforce Claims Without Possession
                         of Notes.................................... 65



                                      (ii)

                                                                    Page
                                                                    ----

         SECTION 506.  Application of Money Collected................ 65
         SECTION 507.  Limitation on Suits........................... 66
         SECTION 508.  Unconditional Right of Holders to
                         Receive Principal and Interest.............. 67
         SECTION 509.  Restoration of Rights and Remedies............ 67
         SECTION 510.  Rights and Remedies Cumulative................ 67
         SECTION 511.  Delay or Omission Not Waiver.................. 68
         SECTION 512.  Control by Holders............................ 68
         SECTION 513.  Waiver of Past Defaults....................... 69
         SECTION 514.  Undertaking for Costs......................... 69
         SECTION 515.  Waiver of Appraisement and Other
                         Laws........................................ 70
         SECTION 516.  Marshalling; Payments Set Aside;
                         Further Assurance........................... 70

ARTICLE SIX

THE INDENTURE TRUSTEE................................................ 71

         SECTION 601.  Certain Duties and Responsibili-
                         ties........................................ 71
         SECTION 602.  Money Held in Trust........................... 75
         SECTION 603.  Notice of Defaults............................ 76
         SECTION 604.  Certain Rights of Indenture Trustee
                         and the Servicer............................ 76
         SECTION 605.  Compensation and Reimbursement................ 78
         SECTION 606.  Disqualification; Conflicting
                         Interests................................... 79
         SECTION 607.  Eligibility of the Indenture
                         Trustee and the Servicer.................... 80
         SECTION 608.  Authorization of Indenture Trustee
                         and the Servicer............................ 80
         SECTION 609.  Merger, Conversion, Consolidation
                         or Succession to Business................... 81
         SECTION 610.  Preferential Collection of Claims
                         Against Issuer.............................. 81
         SECTION 611.  Resignation and Removal; Appoint-
                         ment of Successor........................... 82
         SECTION 612.  Acceptance of Appointment by
                         Successor................................... 84
         SECTION 613.  Appointment of Authenticating
                         Agent....................................... 85
         SECTION 614.  The Rating Agencies........................... 87
         SECTION 615.  Investments  ................................. 88
         SECTION 616.  Unclaimed Funds; Holdover Account............. 88



                                      (iii)

                                                                    Page
                                                                    ----

         SECTION 617.  Communications to be Sent to the
                         Rating Agencies............................. 89
         SECTION 618.  Separate Indenture Trustees and
                         Co-trustees................................. 90
         SECTION 619.  Fidelity Bond and Errors and Omis-
                         sions Coverage.............................. 92

ARTICLE SEVEN

HOLDERS' LISTS AND REPORTS BY INDENTURE
         TRUSTEE AND ISSUER.......................................... 93

         SECTION 701.  Issuer to Furnish Indenture Trustee
                         and Servicer Names and Addresses
                         of Holders.................................. 93
         SECTION 702.  Preservation of Information; Com-
                         munications to Holders...................... 93
         SECTION 703.  Reports by Indenture Trustee.................. 94
         SECTION 704.  Reports by the Issuer......................... 94
         SECTION 705.  Release of Collateral......................... 95

ARTICLE EIGHT

CONDITIONS PRECEDENT................................................. 95
         SECTION 801.  Conditions Precedent to Exchange
                         of Notes for the Original Note.............. 95

ARTICLE NINE

SUPPLEMENTAL INDENTURES; AMENDMENTS.................................. 97

         SECTION 901.  Supplemental Indentures or
                         Amendments Without Consent of
                         Holders..................................... 97
         SECTION 902.  Supplemental Indentures With Con-
                         sent of Holders............................. 98
         SECTION 903.  Execution of Supplemental Inden-
                         tures....................................... 99
         SECTION 904.  Delivery of Supplements....................... 99
         SECTION 905.  Effect of Supplemental Indentures.............100
         SECTION 906.  Conformity with Trust Indenture
                         Act.........................................100
         SECTION 907.  Reference in Notes to Supplemental
                         Indentures..................................100

ARTICLE TEN



                                      (iv)

                                                                    Page
                                                                    ----

REPRESENTATIONS, WARRANTIES AND COVENANTS............................100

         SECTION 1001.  Representations and Warranties of
                          the Issuer.................................100
         SECTION 1002.  Payment of Principal and Interest............109
         SECTION 1003.  Maintenance of Office or Agency..............109
         SECTION 1004.  Paying Agent; Issuing Agent; Money
                          for Note Payments to be Held in
                          Trust......................................110
         SECTION 1005.  [Reserved]  .................................110
         SECTION 1006.  Statement as to Compliance...................111
         SECTION 1007.  Register for the Mortgage Notes..............111
         SECTION 1008.  Affirmative Covenants........................111
         SECTION 1009.    Negative Covenants.........................120
         SECTION 1010.  Additions to Mortgaged Property..............125

ARTICLE ELEVEN

REDEMPTION OF NOTES; LIEN RELEASES...................................125

         SECTION 1101.  Redemption  .................................125
         SECTION 1102.  Redemption Proceeds..........................129
         SECTION 1103.  Election to Redeem; Notice to
                          Indenture Trustee..........................130
         SECTION 1104.  Partial Redemption...........................130
         SECTION 1105.  Notice of Redemption.........................131
         SECTION 1106.  Notes Redeemed in Part.......................131
         SECTION 1107.  Notes Payable on Redemption Date.............132
         SECTION 1108.  Deposit of Redemption Price..................132
         SECTION 1109.    Lien Releases..............................132

ARTICLE TWELVE

RESERVES.............................................................134

         SECTION 1201.  Reserves    .................................134
         SECTION 1202.  Initial Repair Reserve.......................134
         SECTION 1203.  Maintenance and Capital
                        Improvement Reserve..........................135
         SECTION 1204.  Credit Enhancement Reserve...................136
         SECTION 1205.  Arthur Andersen Reserve Account..............136
         SECTION 1206.  Security Interest............................137
         SECTION 1207.  Investment  .................................137




                                       (v)

                                                                    Page
                                                                    ----

ARTICLE THIRTEEN

EXPENSES AND INDEMNITY...............................................138

         SECTION 1301.  Expenses; Indemnity..........................138



SCHEDULES:

Schedule 1......................................... Mortgaged Properties
Schedule 2........................................Allocated Note Amounts
Schedule 3....................... Anchor Leases and Operating Agreements
Schedule 4 ..........................................Insurance Coverages
Schedule 5 ........................................Environmental Reports
Schedule 6 ..........................................Initial Repair Work
Schedule 7 .........................................Financing Statements



EXHIBITS:

Exhibit A..................................................Form of Notes
Exhibit B...................................................... Mortgage
Exhibit C.......................................... Assignment of Leases
Exhibit D............................ Assignment of Management Agreement
Exhibit E....................................... Environmental Indemnity
Exhibit F..........................Form of Security Documents Assignment





                                      (vi)

                                  INDENTURE
                                  ---------

                  THIS INDENTURE, dated as of June 1, 1994, between TUCKER FINANCING PARTNERSHIP, a general partnership organized and existing under the laws of the State of Delaware (the "ISSUER"), having an address at 40 Skokie Boulevard, Northbrook, Illinois 60062-1626, attention: Kenneth L. Tucker, and BANKERS TRUST COMPANY OF CALIFORNIA, N.A., a national banking association chartered under the laws of the United States of America (together with its successors and any separate co-trustee appointed pursuant to Section 618, the "INDENTURE TRUSTEE"), having an address at 3 Park Plaza, 16th Floor, Irvine, California 92714, attention: Kidder/Tucker REMIC, as trustee for the benefit of the Holders from time to time of the Notes, and Bankers Trust Company, a New York banking corporation (the "Servicer") having an address at Four Albany Street, New York, New York 10006, attention Kidder/Tucker REMIC, as servicer.

                  All capitalized terms used herein shall have the meanings provided in Article One.


                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance in the aggregate principal amount of ONE HUNDRED MILLION AND 00/100 DOLLARS ($100,000,000) of its 7.30% Mortgage Notes (as amended, restated, replaced, supplemented or otherwise modified from time to time, individually, a "NOTE" and collectively, the "NOTES") due September 30, 2000;

                  WHEREAS, the Notes shall be issued in exchange for and replace the Original Note (as hereinafter defined), which Original Note shall be cancelled;

                  WHEREAS, contemporaneously with the execution of this Indenture in replacement of the Loan Agreement, (i) Kidder Peabody Mortgage Capital Corporation has assigned and transferred all of its right, title and interest in, to and under the Security Documents to the Indenture Trustee pursuant to the Security Documents Assignment (as hereinafter defined) and (ii) the Loan Agreement is being terminated; and

                  WHEREAS, all things necessary have been done to make the Notes, when the Notes are executed by the Issuer and authenticated and delivered by the Indenture Trustee hereunder, the valid obligations of the Issuer, in accordance with their terms, and to make this Indenture and the Security Documents valid and legally binding agreements of the Issuer, in accordance with their respective terms;


                  NOW, THEREFORE, THIS INDENTURE WITNESSETH that, to secure the payment of the principal of, interest on and other amounts due from time to time in respect of the Outstanding Notes, and the performance of the Issuer's covenants herein contained and contained in the Notes and the Security Documents, and to declare the terms and conditions on which the Outstanding Notes are secured, and in consideration of the premises and of the purchase of the Notes by the Holders thereof, the Issuer, by these presents, does grant, assign, pledge, set over and confirm to the Indenture Trustee, and grants for the benefit of the Indenture Trustee on behalf of the Holders of the Notes issued hereunder, a security interest in, all of the Issuer's estate, right, title and interest in, to and under any and all of the Trust Estate (including any and all extensions and modifications thereof), any and all rights to make claims for, collect, receive and receipt for any and all rents, income, revenues, issues, insurance, condemnation and sale proceeds, profits, security and other monies payable or receivable under the Trust Estate or with respect to the Trust Estate, to bring proceedings thereunder or for the specific or other enforcement thereof or with respect thereto, in the name of the Issuer or otherwise, and the right to make all waivers and agreements, to grant or refuse requests, to give or withhold notices, and to execute and deliver, in the name and on behalf of the Issuer, as agent and attorney-in-fact, any and all instruments in connection therewith and to do any and all things which the Issuer is or may be entitled to do thereunder, all as limited by and more fully described herein and in the other Transaction Documents, but no obligation of the Issuer under the provisions of the Transaction Documents or of any other instruments included in the Trust Estate or with respect thereto shall be impaired or diminished by virtue thereof, nor shall any such obligation be imposed upon the Indenture Trustee.

                  TO HAVE AND TO HOLD all and singular the Trust Estate, whether now owned or held or hereafter acquired, unto the Indenture Trustee and its successors and assigns forever, for the benefit of the Holders of the Notes as set forth below.


                  IN TRUST for the benefit and security of the Holders from time to time of all the Outstanding Notes issued hereunder, in accordance with the terms as hereinafter provided, and of all other sums payable hereunder or on the Notes, and for the performance and observance of and compliance with the provisions of this Indenture, the other Transaction Documents and any other instruments included in the Trust Estate, all in accordance with this Indenture.


                  AND IT IS HEREBY COVENANTED AND DECLARED that (a) the Notes are to be authenticated and delivered by the Indenture Trustee and the Trust Estate is to be held and applied by the Indenture Trustee, subject to the further covenants, conditions and trusts hereinafter set forth, and (b) the Notes and the Mortgaged Properties are to be serviced by the Servicer as the agent of the Indenture Trustee in accordance with the terms and provisions hereinafter set forth, and the Issuer does hereby represent and warrant, and covenant and agree, to and with the Indenture Trustee, for the benefit and security of all Holders of the Notes, as follows:


                                   ARTICLE ONE
                                   -----------

                        DEFINITIONS AND OTHER PROVISIONS
                        --------------------------------
                             OF GENERAL APPLICATION
                             ----------------------

                  SECTION 101.  Definitions.
                                -----------

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are de-fined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America;

                  (4) the word "including" shall be construed to be followed by the words "without limitation";

                  (5) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

                  (6) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  ACCELERATION shall mean that the Default Amount shall become and thereafter be immediately due and payable in accordance with the terms of the Notes and this Indenture, whether automatically or by action of the Indenture Trustee or the Holders.

                  ACT, when used with respect to any Holder, shall have the meaning specified in Section 104.

                  AFFILIATE shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person or of an Affiliate of such Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  ALLOCATED NOTE AMOUNT shall mean, with respect to each Mortgaged Property, the amount of the aggregate original principal balance of the Notes allocated to such Mortgaged Property, as set forth on Schedule 2 annexed hereto.

                  ANCHOR LEASES SHALL MEAN, collectively, the "Anchor Leases" listed on Schedule 3 and, with respect to future Leases, any Lease demising a portion of a Mortgaged Property comprising at least 20,000 square feet of rentable space.

                  ARTHUR ANDERSEN RESERVE shall have the meaning specified in
Section 1201.

                  ARTHUR ANDERSEN RESERVE ACCOUNT shall have the meaning specified in Section 1205.

                  ARTHUR ANDERSEN SPACE shall have the meaning specified in
Section 1205.

                  ASSIGNMENT OF LEASES shall mean, that certain Assignment of Leases and Rents dated as of the Original Closing Date by Issuer, as assignor, to the Originator, as assignee, and assigned and transferred by the Originator to KPMCC pursuant to the KPMCC Assignment, and in turn assigned and transferred by KPMCC to the Indenture Trustee pursuant to the Security Documents Assignment, in respect of the Leases and Rents relating to the Mortgaged Properties, a copy of which Assignment of Leases is annexed hereto as Exhibit C, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  ASSIGNMENT OF MANAGEMENT AGREEMENT shall mean the Assignment of Management Agreement dated as of the Original Closing Date, among the Issuer, as assignor, the Originator, as assignee, and the Operating Partnership, as Manager, and assigned and transferred by the Originator to KPMCC pursuant to the KPMCC Assignment, and in turn assigned and transferred by KPMCC to the Indenture Trustee pursuant to the Security Documents Assignment, a copy of which Assignment of Management Agreement is annexed hereto as Exhibit D, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  AUTHENTICATING AGENT shall mean any Person authorized in writing by the Indenture Trustee pursuant to Section 613 to act on behalf of the Indenture Trustee to authenticate the Notes.

                  AUTHORIZED AGENT shall mean any Person authorized by the Issuer in writing to act on behalf of the Issuer to give or receive notices or instructions.

                  AUTHORIZED PARTNER shall have the meaning provided in Section 304.

                  BANKING DAY shall mean any day other than a Saturday, Sunday or a day on which commercial banks located in New York, New York or the State of California are required or authorized by applicable law or executive order to close.

                  CALCULATION PERIOD shall mean a period of four (4) consecutive calendar quarters ending on the March 31, June 30, September 30 or December 31 immediately preceding the date as of which the Debt Service Coverage Ratio is to be determined.

                  CASH shall mean coin or currency of the United States of America or immediately available federal funds, including funds delivered by wire transfer.

                  CASUALTY shall have the meaning specified in Section 1101(a).

                  CERCLA shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. ss. 9601 et seq.), as heretofore or hereafter amended or supplemented from time to time, including, without limitation, the Superfund Amendments and Reauthorization Act of 1986.

                  CHARGES shall have the meaning specified in Section 310(e).

                  CODE shall mean the Internal Revenue Code of 1986, as amended from time to time, any successor statute thereto, and any temporary or final regulations of the United States Department of the Treasury promulgated pursuant thereto.

                  COMMISSION shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  CONDEMNATION shall have the meaning specified in Section 1101(a).

                  CONTRIBUTING ENTITIES shall mean Tucker Master
General Partnership, Tucker State Street Limited
Partnership and Tucker-Sheridan Associates Limited
Partnership.

                  CONTRIBUTION AGREEMENTS shall mean, collectively, each of those certain Contribution Agreements dated as of the Original Closing Date between a Contributing Entity and the Operating Partnership, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                  CORPORATE TRUST OFFICE shall mean the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which on the date hereof is 3 Park Plaza, 16th floor, Irvine, California 92714, Attention: Kidder/Tucker REMIC
1994-C2.

                  CORPORATION shall mean a corporation, association, company, joint-stock company or business trust.

                  CREDIT ENHANCEMENT EVENT shall mean the occurrence of any of the following events: (i) a termination by Arthur Andersen & Co. of all or any material portion (greater than 10%) of its Lease with respect to office space at the One North State Street Mortgaged Property unless a cancellation fee of at least $1,800,000 shall have been made in connection therewith and shall have been deposited in the Arthur Andersen Reserve Account in accordance with Section 1205 hereof, (ii) a termination by First National Bank of Chicago of all or any material portion (greater than 10%) of its Lease with respect to office space at the One North State Street Mortgaged Property, or (iii) Net Operating Income Available for Debt Service for the Calculation Period ended June 30, 1999 shall be less than $25,074,543.

                  CREDIT ENHANCEMENT RESERVE shall have the meaning specified in
Section 1201.

                  CREDIT ENHANCEMENT RESERVE ACCOUNT shall have the meaning specified in Section 1204.

                  DEBT shall mean, with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) all indebtedness of such Person for the deferred purchase price of property or services,

(iii) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of business), (iv) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v) all obligations of such Person under leases which have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, to the extent required to be so recorded, (vi) all reimbursement, payment or similar obligations of such Person, contingent or otherwise, under acceptance, letter of credit or similar facilities, (vii) all Debt referred to in clauses (i) through (vi) above of any Person guaranteed directly or indirectly by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (A) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (B) to purchase, sell or lease (as lessee) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss in respect of such Debt, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss in respect of such Debt, and (viii) all Debt referred to in clauses (i) through
(vi) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any lien, security interest or other charge or encumbrance upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

                  DEBT SERVICE COVERAGE RATIO shall mean, with respect to any Calculation Period, the ratio of the Net Operating Income Available for Debt Service with respect to such Calculation Period, after giving effect to the relevant release of a Mortgaged Property pursuant to Section 1109 hereof, if any, to the interest accrued in respect of the aggregate outstanding principal balances of the outstanding Notes during such Calculation Period, after taking account of any relevant redemption of the outstanding Notes under Article Eleven.

                  DEFAULT shall mean the occurrence of any event specified in
Section 501, whether or not any requirement in connection with such event for the giving of notice or the lapse of time, or both, shall have been satisfied.

                  DEFAULT AMOUNT shall mean, with respect to any Note which has been accelerated, an amount equal to the principal of and accrued interest on such Note then outstanding, plus the applicable Yield Maintenance Charge, if any, as of the date of determination.

                  DEFAULTED INTEREST shall have the meaning provided in Section 311.

                  DEFAULT RATE shall mean a rate of interest that is equal to eleven percent (11%) per annum.

                  DISCOUNT RATE shall mean the rate per annum which, when compounded monthly, is equivalent to the Treasury Rate when compounded semi-annually.

                  DOLLARS, U.S. $, $ shall mean the lawful money of the United States of America.

                  ELIGIBLE ACCOUNT shall mean either (i) an account maintained with a depository institution or trust company the long term unsecured debt obligations of which are rated by each Rating Agency in its highest rating category at the time of any deposit therein or (ii) a trust account maintained with a federal depository institution, a state chartered depository institution or a trust company with trust powers acting in its fiduciary capacity, in each case which may be an account maintained with the Indenture Trustee or the Servicer. Eligible Accounts may bear interest.

                  ELIGIBLE INVESTMENTS shall mean each of the following:

                  (i) direct obligations of, or obligations fully guaranteed as to full and timely payment of principal and interest by, (a) the United States or any agency or instrumentality thereof provided that such obligations are backed by the full faith and credit of the United States of America, or (b) the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae") or the Federal Farm Credit System provided that any such obligation at the time of purchase or contractual commitment for purchase are qualified by each Rating Agency as an Eligible Investment under the Indenture as evidenced in writing;

             (ii) demand and time deposits in or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, which are fully insured by the Federal Deposit Insurance Corporation or any successor thereto (the "FDIC"), provided that such investments need not be insured if the commercial paper and long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) have the highest rating available for such securities by each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to any Class of Certificates by either Rating Agency as evidenced in writing;

            (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a depository institution or trust company (acting as principal) described in clause (ii) above;

             (iv) general obligations of or obligations guaranteed by any State of the United States or the District of Columbia receiving, at the time of such investment or contracted commitment providing for such investment, the highest long-term unsecured debt rating available for such securities by each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to any Class of Certificates by each Rating Agency as evidenced in writing;

              (v) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof or the District of Columbia and are rated by each Rating Agency in its highest long-term unsecured rating category at the time of such investment or contractual commitment providing for such investment; PROVIDED, HOWEVER, that securities issued by any such corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Estate to exceed 20% of the aggregate principal amount of all Eligible Investments held as a part of the Trust Estate;

             (vi) commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated by each Rating Agency in its highest short-term unsecured debt rating available at the time of such investment or contractual commitment providing for such investment, and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by each Rating Agency in its highest long-term unsecured debt rating available, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to any Class of Certificates by either Rating Agency as evidenced in writing;

            (vii) guaranteed reinvestment agreements acceptable to each Rating Agency issued by any bank, insurance company or other corporation rated in the highest long-term unsecured rating level available to such issuers by each Rating Agency at the time of such investment, provided that any such agreement must by its terms provide that it is terminable by the purchaser without penalty in the event any such rating is at any time lower than such level;

           (viii) units of taxable money market funds rated by each Rating Agency in its highest rating category or which funds have been designated in writing by each Rating Agency as Eligible Investments with respect to this definition;

             (ix) if previously confirmed in writing to the Servicer, any other demand, money market or time deposit, or any other obligation, security or investment, that may be acceptable to each Rating Agency as a permitted investment of funds backing securities rated "AAA"; and

              (x) such other obligations as are acceptable as Eligible Investments to each Rating Agency; PROVIDED, HOWEVER, that such instrument continues to qualify as a cash flow investment pursuant to Code Section

         860G(a)(6) and that no instrument or security shall be an Eligible Investment if (x) such instrument or security evidences a right to receive only interest payments, (y) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment or (z) such instrument or security can be redeemed prior to its stated maturity date at an amount less than the purchase price paid therefor.

                  ENCUMBRANCE shall mean any mortgage, deed of trust, pledge, lien, encumbrance, assignment by way of security, hypothecation, security interest, conditional sale, capital lease or other title retention or security arrangement securing any obligation of any Person.

                  ENVIRONMENTAL CLAIM shall mean any notice of violation, claim, demand, abatement order or other order or direction (conditional or otherwise) by any Person for any damage, including, without limitation, personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, pollution, contamination or other adverse effects on the environment, removal, cleanup or remedial action or for fines, penalties or restrictions, resulting from or based upon (i) the existence or occurrence, or the alleged existence or occurrence, of a Hazardous Substance Activity or (ii) the violation, or alleged violation, of any Environmental Laws in connection with a Mortgaged Property or any portion thereof.

                  ENVIRONMENTAL INDEMNITY shall mean the Environmental Indemnity Agreement dated as of the Original Closing Date, made by Issuer in favor of the Indemnitees, and assigned and transferred by the Originator to KPMCC pursuant to the KPMCC Assignment, and in turn assigned and transferred by KPMCC to the Indenture Trustee pursuant to the Security Documents Assignment, a copy of which Environmental Indemnity is annexed hereto as Exhibit E, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  ENVIRONMENTAL LAWS shall mean all laws, statutes, ordinances, orders, rules, codes, regulations and judgments and any judicial or administrative interpretations thereof relating to health, safety and protection of the environment, including, without limitation, those relating to fines, orders, injunctions, penalties, damages, contribution, cost recovery compensation, removal, cleanup or remedial action, losses or injuries resulting from Hazardous Substance Activity, in any manner applicable to the Issuer, the Mortgaged Property or any part thereof, or the ownership, use, occupancy or operation thereof, including, without limitation, CERCLA, the Hazardous
Material Transportation Act (49 U.S.C. [Sec.] 1801 ET SEQ.) the Resource Conservation and Recovery Act (42 U.S.C. [Sec.] 6901 ET SEQ.), the Federal
Water Pollution Control Act (33 U.S.C. [Sec.] 1251 ET SEQ.), the Clean Air Act (42 U.S.C. [Sec.] 7401 ET SEQ.), the Toxic Substances Control Act (15 U.S.C. [Sec.] 2601 ET SEQ.), the Occupational Safety and Health Act (29 U.S.C. [Sec.] 651 ET SEQ.) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C. [Sec.] 11001 ET SEQ.), each as heretofore or hereafter amended or supplemented from time to time, and any analogous future or present applicable local, state and federal statutes and regulations promulgated pursuant thereto, each as in effect as of the date of determination.

                  ENVIRONMENTAL REPORTS shall mean, collectively, the reports and letters listed on Schedule 5 annexed hereto.

                  EQUIPMENT shall mean the "Equipment" as defined in the Mortgage and, if the context so indicates, the "Equipment" relating to a particular Mortgaged Property.

                  EVENT OF DEFAULT shall mean the occurrence of any event specified in Section 501 and the continuance of any such event beyond the expiration of any requirement in connection with such event for the giving of notice or the lapse of time, or both.

                  EXCHANGE ACT shall mean the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

                  EXPIRATION DATE shall have the meaning provided in Section
104.

                  GOVERNMENTAL AUTHORITY shall mean any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

                  GP CORP shall mean Tucker Financing Corp., a corporation organized under the laws of the State of Delaware, and its successors and assigns.

                  HAZARDOUS SUBSTANCE shall mean (i) any chemical, material or substance defined as or included in the definition of "hazardous wastes," "hazardous materials," "hazardous substance," "extremely hazardous substance," "pollutants," "restricted hazardous waste," or "toxic substances" or words of similar import under any applicable Environmental Laws, (ii) any oil, petroleum or petroleum derived substance, any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, any flammable substances or explosives, any radioactive materials, or any other materials which cause any Mortgaged Property to be in violation of any applicable Environmental Laws and (iii) asbestos in any form which is friable, urea formaldehyde foam insulation or electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million.

                  HAZARDOUS SUBSTANCE ACTIVITY shall mean any storage, holding, existence, release, spill, leaking, pumping, pouring, injection, escaping, deposit, disposal, dispersal, leaching, migration, use, treatment, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Substance from, under, into or on any Mortgaged Property, including, without limitation, the discharge of any Hazardous Substance emanating from any Mortgaged Property through the air, soil, surface water, groundwater or property and also including, without limitation, the abandonment or disposal of any barrels, containers and other closed receptacles containing any Hazardous Substance from or on such Mortgaged Property, in each case whether sudden or non-sudden, accidental or non-accidental; PROVIDED, HOWEVER, that neither (i) limited quantities of Hazardous Substances used or stored at any Mortgaged Property in all respects in compliance with applicable Environmental Laws in connection with the normal operation, occupancy, use or maintenance of such Mortgaged Property nor (ii) limited quantities of Hazardous Substances sold at any Mortgaged Property in the ordinary course of business of a seller whose activities, including such seller's storage of such Hazardous Substances, are in all respects in compliance with applicable Environmental Laws, shall constitute a Hazardous Substance Activity.

                  HOLDER shall mean each Person in whose name a Note is registered in the Register.

                  HOLDOVER ACCOUNT shall have the meaning provided in Section 306(d).

                  IMPOSITIONS shall mean all real estate and personal property taxes, water, sewer and vault charges, municipal or other permit fees and all other taxes, levies, fees, assessments and other similar charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of every kind and nature whatsoever, which at any time prior to, at or after the execution hereof may be assessed, levied or imposed by, in each case, a Governmental Authority upon a Mortgaged Property or the Rents or the ownership, use, occupancy or enjoyment thereof, and any interest, costs or penalties with respect to any of the foregoing.

                  IMPROVEMENTS shall have the meaning set forth in Section 1010.

                  INDEMNIFIED LIABILITIES shall have the meaning specified in
Section 1301(c).

                  INDEMNITEES shall mean, collectively, the Originator, KPMCC, Kidder, the Indenture Trustee, the Pass-Through Trustee and their respective officers, directors, agents, parents and Affiliates.

                  INDENTURE shall mean this instrument as originally executed and as it may be supplemented or amended from time to time by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

                  INDENTURE TRUSTEE shall mean the Person named as the "Indenture Trustee" in the first paragraph of this instrument until a successor Person or successor Persons shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Indenture Trustee" shall mean or include each Person who is then an Indenture Trustee hereunder.

                  INITIAL REPAIR RESERVE shall have the meaning specified in
Section 1201.

                  INITIAL REPAIR RESERVE ACCOUNT shall have the meaning specified in Section 1202.

                  INITIAL REPAIR WORK shall mean each of the items listed on
Schedule 6 hereto.

                  INTEREST PAYMENT DATE shall mean, in the case of the initial Interest Period for each Note, June 29, 1994 and, (x) in the case of each succeeding Interest Period for each Note, the second Banking Day preceding the first day of the following Interest Period or, (y) in the case of the final Interest Period for each Note, the second Banking Day preceding the Maturity Date of the Notes.

                  INTEREST PERIOD shall mean with respect to each Note, each calendar month during the term of the Note or, in the case of the initial Interest Period, the Issuance Date through the last day of the calendar month in which the Issuance Date occurs.

                  INTERNAL REVENUE CODE shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute, and the regulations promulgated and the rulings issued thereunder.

                  INSURANCE COVERAGES shall have the meaning specified in
Section 1008(r).

                  ISSUANCE DATE shall mean the date on which the Notes are initially issued by the Issuer and authenticated and delivered by the Indenture Trustee pursuant hereto.

                  ISSUER shall mean the Person named as the "Issuer" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person.

                  ISSUER'S PARTNERSHIP AGREEMENT shall mean the Partnership Agreement of Tucker Financing Partnership dated as of October 4, 1993, between GP Corp and the Operating Partnership, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  ISSUER REQUEST or ISSUER ORDER shall mean a written request or order signed in the name of the Issuer by an Authorized Partner and delivered to the Indenture Trustee.

                  KIDDER shall mean Kidder Peabody & Co., Incorporated, a corporation organized under the laws of the State of New York, and its successors and assigns.

                  KPAC shall mean Kidder, Peabody Acceptance Corporation I, a corporation organized under the laws of the State of Delaware, and its successors and assigns.

                  KPMCC shall mean Kidder Peabody Mortgage Capital Corporation, a corporation organized under the laws of the State of Delaware, and its successors and assigns.

                  KPMCC ASSIGNMENT shall mean the Assignment dated as of the Original Closing Date between the Originator, as assignor, and KPMCC, as assignee, pursuant to which the Originator assigned and transferred to KPMCC all of the Originator's right, title and interest in, to and under the Original Note, the Loan Agreement and the Security Documents.

                  LEASE shall mean any lease, or, to the extent of the interest therein of the Issuer, any sublease or subsublease, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any person is granted a possessory interest in, or right to use or occupy all or any portion of any space in a Mortgaged Property, and every modification, amendment or other agreement relating to such lease, sublease, subsublease, or other agreement entered into in connection with such lease, sublease, subsublease, or other agreement and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

                  LEGAL RATE shall have the meaning specified in Section 310(e).

                  LEGAL REQUIREMENTS shall mean any and all present and future judicial and administrative rulings or decisions, and any and all present and future federal, state and local laws, ordinances, rules, regulations, permits and certificates of any Governmental Authority, in each case in any way applicable to the Issuer or the

Mortgaged Property (or the ownership or use thereof), excluding any Environmental Laws.

                  LOAN AGREEMENT shall mean the Loan Agreement dated as of the Original Closing Date between the Originator, as lender thereunder, and the Issuer, as borrower thereunder, and assigned and transferred by the Originator to KPMCC pursuant to the Loan Purchase Agreement and the KPMCC Assignment, which Loan Agreement shall be replaced by, and terminated contemporaneously with the execution and delivery of, this Indenture.

                  LOAN PURCHASE AGREEMENT shall mean the Loan Purchase Agreement dated as of the Original Closing Date between the Originator and KPMCC, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  MAINTENANCE AND CAPITAL IMPROVEMENT RESERVE shall have the meaning specified in Section 1201.

                  MAINTENANCE AND CAPITAL IMPROVEMENT RESERVE ACCOUNT shall have the meaning specified in Section 1203.

                  MAINTENANCE AND CAPITAL IMPROVEMENT EXPENDITURES shall mean any expenditures made by the Issuer in respect of a Mortgaged Property for the maintenance, repair, painting or decoration of such Mortgaged Property or for capital improvements in respect of such Mortgaged Property.

                  MANAGEMENT AGREEMENT shall mean the Management Agreement dated as of the Original Closing Date, between the Issuer and the Operating Partnership, as Manager, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  MANAGER shall have the meaning specified in Section 1008(n).

                  MATERIAL ADVERSE EFFECT shall mean any circumstance or event that (i) has or could reasonably be expected to have a material adverse effect on the validity, priority, perfection or enforceability of the Transaction Documents or any of them, (ii) has or could reasonably be expected to have a material adverse effect on the prospect of timely payment of interest and principal of the Notes or on the value of, or the Indenture Trustee's ability to have recourse as set forth in the Transaction Documents against, any Mortgaged Property or any material portion thereof.

                  MATURITY DATE shall mean with respect the Notes, the date on which the final payment of principal of, and Yield Maintenance Charge, if any, on the Notes becomes due and payable as therein and herein provided, whether at its Stated Maturity, by declaration of acceleration, or otherwise.

                  MORTGAGE shall mean that certain first priority Mortgage, Security Agreement, Fixture Filing Statement, Assignment of Leases and Rents and Financing Statement dated as of the Original Closing Date between the Issuer, as mortgagor, and the Originator, as mortgagee, and assigned and transferred by the Originator to KPMCC pursuant to the KPMCC Assignment, and in turn assigned and transferred by KPMCC to the Indenture Trustee pursuant to the Security Documents Assignment, a copy of which Mortgage is annexed hereto as Exhibit B, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, which Mortgage has been placed of record as an Encumbrance upon each Mortgaged Property.

                  MORTGAGED PROPERTIES shall mean, collectively, each Mortgaged Property then subject to the liens and Encumbrances created by the Mortgage.

                  MORTGAGED PROPERTY shall mean, individually, any one of the six (6) properties listed on Schedule 1 annexed hereto then encumbered by the Mortgage, as more particularly described in the Mortgage, including, without limitation, all right, title and interest of the Issuer in all Real Property, fixtures, improvements, Equipment and Personalty relating thereto and all other items described in the Granting Clauses of the Mortgage in respect thereof.

                  NET OPERATING INCOME AVAILABLE FOR DEBT SERVICE shall mean, with respect to any Calculation Period, the Operating Income for such Calculation Period MINUS the Operating Expenses for such Calculation Period.

                  NEW NOTE shall have the meaning specified in Section 312.

                  NOTE AND NOTES shall have the respective meanings set forth in the Recitals of this Indenture, each such Note to be substantially in the form of Exhibit A annexed hereto.

                  OBLIGATIONS shall mean all present and future indebtedness, obligations and liabilities, and all renewals and extensions thereof, now or hereafter owing to the Holders of Notes, the Indenture Trustee and the Servicer pursuant to this Indenture, the Notes and the Security Documents, together with any costs, expenses or attorney's fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, absolute, contingent, liquidated or unliquidated.

                  OFFICER'S CERTIFICATE shall mean a non-recourse certificate signed by the Authorized Partner or in the case of a successor Person to the Issuer which is not a partnership, a certificate signed by a person or persons of similar authority and responsibility, and delivered to the Indenture Trustee.

                  OPERATING AGREEMENTS shall mean, collectively, the operating agreements and reciprocal easement agreements listed on Schedule 3 and, with respect to future operating agreements or reciprocal easement agreements, any agreement between Issuer and one or more owners or operators of buildings adjacent to or comprising a part of a Mortgaged Property, which agreement contains an operating covenant.

                  OPERATING EXPENSES shall mean all expenses paid in cash and incurred by or on behalf of the Issuer in connection with or arising out of the ownership, operation or use of the Mortgaged Properties, including, without limitation, the following:

                  (i) expenses normally incurred in connection with the operation of properties similar in character and use to each Mortgaged Property in the jurisdiction of its location, including cleaning, repair, maintenance, management, leasing, decoration or painting of such Mortgaged Property or the provision of services to any tenant;

                 (ii) wages, benefits, payroll taxes, uniforms, insurance costs, and all other related expenses incurred for on-site building personnel, up to and including the level of the on-site building manager, engaged in cleaning, repair, maintenance, management, leasing, decoration or painting of each Mortgaged Property or the provision of services to any tenant;

                (iii) costs incurred for all electricity, oil, gas, water, steam, heat, ventilation, air-conditioning and any other energy, telecommunications, utility or similar item, including without limitation, overtime usage, and the cost of building and cleaning supplies or the payment of any amount therefor to others on behalf of any tenant;

             (iv) premiums for liability, casualty, fidelity, business interruption, loss of "rental value" and other insurance required by the Transaction Documents, any Anchor Lease, any Operating Agreement or any reciprocal easement agreement or the payment of any amount therefor to others on behalf of any tenant;

              (v) legal, accounting and auditing fees, expenses and disbursements;

             (vi) Impositions;

            (vii) TI Amortization Amounts; and

           (viii) all other expenses paid in cash which in accordance with generally accepted accounting principles consistently applied would be included in the Issuer's financial or operating statements for such period as operating expenses of a Mortgaged Property.

                  Notwithstanding the foregoing, Operating Expenses shall not include (a) depreciation or other non-cash items (other than TI Amortization Amounts), (b) except to the extent the same is included in Operating Income, any item of expense which would otherwise be considered within Operating Expenses pursuant to the provisions above but is paid or to be paid by any tenant and not reimbursed by the Issuer or is paid by the Issuer from forfeited tenant security deposits, (c) any income or similar taxes on the income of the Issuer, (d) interest, principal or Yield Maintenance Charges payable in respect of the Notes and (e) any amounts required to be deposited in any Reserve Account.

                  OPERATING INCOME shall mean all income and revenues received in cash by the Issuer in connection with or arising out of the ownership, operation or use of the Mortgaged Properties and from the Leases, including, without limitation, the following:

                  (i) all amounts earned as rent, additional rent, percentage rent, charges for electricity, oil, gas, water, steam, heat, ventilation, air-conditioning, and any other energy, telecommunications, utility or similar items, including without limitation, overtime usage, escalation charges, license fees, maintenance fees, charges for improvements, Impositions and other amounts payable to the Issuer pursuant to Leases entered into in accordance with the Transaction Documents;

             (ii) condemnation proceeds under a temporary (and not a permanent) taking to the extent that such proceeds are compensation for lost rent;

            (iii) real estate tax refunds;

             (iv) business interruption and loss of "rental value" insurance proceeds; and

              (v) all other amounts received in cash in respect of items which in accordance with generally accepted accounting principles consistently applied would be included in the financial statements for a Mortgaged Property as operating income or in respect of the Leases.

Notwithstanding the foregoing, Operating Income shall not include (v) any condemnation proceeds, except to the extent that such proceeds are compensation for lost rent and relate to a temporary and not a permanent taking of the Mortgaged Property, (w) insurance proceeds, unless (and except to the extent that) such proceeds are characterized as business interruption or loss of "rental value" insurance proceeds, (x) any proceeds resulting from the sale, exchange, transfer, financing or refinancing of all or any part of a Mortgaged Property, regardless of whether such sale, exchange, transfer, financing or refinancing was permitted or not permitted pursuant to the Transaction Documents, (y) any rent accrued by the Issuer but not received because of any free rent provisions or other rental concessions in any Lease, and (z) forfeited security deposits and other security deposits received.

                  OPERATING PARTNERSHIP shall mean Tucker Operating Limited Partnership, a limited partnership organized under the laws of the State of Delaware, and its successors and assigns.

                  OPINION OF COUNSEL shall mean a written opinion of counsel, who shall be selected by the Issuer (unless such selection is reasonably disapproved by Indenture Trustee).

                  OP'S PARTNERSHIP AGREEMENT shall mean the Agreement of Limited Partnership of Tucker Operating Limited Partnership, dated as of October 4, 1993, between the REIT as sole general partner and Kenneth L. Tucker, Richard H. Tucker and such other persons as are party thereto as limited partners, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  ORIGINAL CLOSING DATE shall mean October 12, 1993.

                  ORIGINAL NOTE shall mean the mortgage note dated the Original Closing Date in the aggregate principal stated amount of $100,000,000 issued by the Issuer to the Originator pursuant to the Loan Agreement and assigned and transferred by the Originator to KPMCC pursuant to the Loan Purchase Agreement and the KPMCC Assignment, which Original Note shall be surrendered to the Issuer for cancellation simultaneously with the execution, authentication and delivery of the Notes pursuant to this Indenture.

                  ORIGINATOR shall mean Value Line Mortgage Corporation, a corporation organized under the laws of Pennsylvania, and its successors and assigns.

                  OUTSTANDING, when used with respect to any Notes, shall mean, as of the date of determination, any Note theretofore authenticated and delivered under this Indenture, EXCEPT:

                  (i) Notes theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

                 (ii) Notes for which payment or redemption in full in the necessary amount has been deposited with or irrevocably conveyed to the Indenture Trustee in trust for the Holders of such Notes in accordance with this Indenture; provided that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Indenture Trustee has been made; and

                (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Indenture Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Issuer;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, vote, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, any other obligor upon the Notes, or an Affiliate of the Issuer or any such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, vote, direction, notice, consent or waiver, only Notes which the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee delivers notice in writing to the Indenture Trustee of the pledgee's right to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, or an Affiliate of the Issuer or any such other obligor.

                  PASS-THROUGH CERTIFICATES shall mean the Commercial Mortgage Pass-Through Certificates, Series 1994-C2, issued pursuant to the Trust and Servicing Agreement.

                  PASS-THROUGH TRUSTEE shall mean the trustee under the Trust and Servicing Agreement, and its successors and assigns.

                  PAYING AGENT shall mean any Person authorized by the Issuer pursuant to Section 314 to pay the principal of and interest on any Notes on behalf of the Issuer.

                  PAYMENT ACCOUNT shall have the meaning specified in Section 306(a).

                  PERMITTED DEBT shall mean (i) the Notes and the other obligations, indebtedness and liabilities evidenced and secured by the Transaction Documents; (ii) amounts, not secured by any Mortgaged Property, payable by or on behalf of the Issuer, within 90 days following receipt of a proper invoice or statement in respect thereof, for or in respect of the operation of the Mortgaged Properties in the ordinary course of operating the Issuer's business, including amounts payable by or on behalf of the Issuer to suppliers, contractors, mechanics, vendors, materialmen or other persons providing property or services to the Issuer or to the Mortgaged Properties, or in connection with the operation, leasing, cleaning, maintaining, or repair thereof incurred, in each case, in the ordinary course of operating the Issuer's business; and (iii) amounts, not secured by any Mortgaged Property, payable or reimbursable, within 90 days following receipt of a proper invoice or statement in respect thereof, to any tenant on account of work performed at a Mortgaged Property by or on behalf of such tenant or for costs incurred by such tenant in connection with its occupancy of space at a Mortgaged Property.

                  PERMITTED ENCUMBRANCES shall mean, collectively, the "Permitted Encumbrances" as defined in the Mortgage and, if the context so indicates, the "Permitted Encumbrances" relating to a particular Mortgaged Property.

                  PERMITTED TRANSFER shall mean the following:

                  (i) With respect to the Issuer's interest in the Mortgaged Property, the transactions contemplated or otherwise permitted pursuant to the terms of the Transaction Documents shall constitute Permitted Transfers of the Mortgaged Property.

                 (ii) With respect to the 1.0% general partnership interest of GP Corp in the Issuer, no transfer, pledge or hypothecation of such interest or any portion thereof shall be a Permitted Transfer.

                (iii) With respect to the 99% general partnership interest of the Operating Partnership in the Issuer, transfers of any portion of such interest to the REIT shall constitute Permitted Transfers, and no other transfer, pledge or hypothecation of such interest or any portion thereof shall be a Permitted Transfer.

                 (iv) With respect to the 100% shareholder interest of the REIT in GP Corp, no transfer, pledge or hypothecation of such interest or any portion thereof shall be a Permitted Transfer.

                  (v) With respect to the 4.1% limited partnership interest of the limited partners in the Operating Partnership, any transfer, pledge or hypothecation of any portion of such interest shall be a Permitted Transfer.

                  (vi) With respect to the 95.9% partnership interest of the REIT in the Operating Partnership, no transfer, pledge or hypothecation of such interest or any portion thereof shall be a Permitted Transfer, except that (i) the issuance of additional partnership interests in the Operating Partnership and (ii) any transfer of limited partnership interests in the Operating Partnership, shall be deemed Permitted Transfers to the extent that after giving effect to any such issuance or transfer the REIT shall own not less than 51% of the aggregate partnership interests in the Operating Partnership.

                  PERSON shall mean an individual, corporation, company, partnership, trust, joint stock company, joint venture, unincorporated association, government, Governmental Authority or other entity.

                  PERSONALTY shall mean the "Personalty" as defined in the Mortgage and, if the context so indicates, the "Personalty" relating to a particular Mortgaged Property.

                  PREDECESSOR NOTE of any particular Note shall mean every previous Note evidencing all or a portion of the same indebtedness as that evidenced by such particular Note and, for the purposes of this definition, any Note authenticated and delivered under Section 309 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

                  QUALIFIED ENGINEERING CONSULTANT shall mean an engineering consultant selected by the Issuer (i) having all licenses, registrations and/or certifications required to act as such in the jurisdiction in which the relevant Mortgaged Property is located, and (ii) reasonably acceptable to the Servicer.

                  QUALIFIED ENVIRONMENTAL CONSULTANT shall mean an environmental consultant selected by the Issuer (i) having all licenses, registrations and/or certifications required to act as such in the jurisdiction in which the relevant Mortgaged Property is located and (ii) reasonably acceptable to Servicer.

                  RATED INSURANCE CARRIER means (i) an insurance carrier with a claims paying ability rating of at least "AA-" or better from S&P and, if rated by D&P, of at least "A" or better from D&P and (ii) any other insurance carrier approved in writing by each Rating Agency.

                  RATING AGENCIES shall mean, at any time, collectively, each nationally recognized credit rating agency that has issued a credit rating in respect of the Notes at the request of the Issuer or KPAC.

                  REAL PROPERTY shall mean the "Real Property" as defined in the Mortgage and, if the context so indicates, the "Real Property" relating to a particular Mortgaged Property.

                  REDEMPTION DATE shall have the meaning specified in Section 1101.

                  REDEMPTION PRICE shall have the meaning specified in Section 1102.

                  REGISTER and NOTE REGISTRAR shall have the respective meanings provided in Section 308(a).

                  REGULAR RECORD DATE for the interest payable on any Interest Payment Date for the Notes shall mean the fifth Banking Day next preceding such Interest Payment Date.

                  REIT means Tucker Properties Corporation, a corporation organized under the laws of Maryland, and its successors and assigns.

                  REIT DOCUMENTS shall mean, (i) the Articles of Incorporation of the REIT and (ii) the By-Laws of the REIT.

                  RELATED DOCUMENTS shall mean, collectively, the Issuer's Partnership Agreement, the OP's Partnership Agreement, the Contribution Agreements, the REIT Documents, the Trust and Servicing Agreement, the Underwriting Agreement, the certificate of incorporation and by-laws of GP Corp, the Management Agreement, the Original Note and the Loan Agreement.

                  RENT COLLECTION ACCOUNT shall have the meaning specified in
Section 1008(p).

                  RENT ROLLS shall have the meaning specified in Section 1001(m)(ii).

                  RENTS shall mean the "Rents" as defined in the Mortgage and, if the context so indicates, the "Rents" relating to a particular Mortgaged Property.

                  RESERVES shall mean the Initial Repair Reserve, the Arthur Andersen Reserve, the Maintenance and Capital Improvement Reserve and the Credit Enhancement Reserve.

                  RESERVE ACCOUNTS shall mean the Initial Repair Reserve Account, the Arthur Andersen Reserve Account, the Maintenance and Capital Improvement Reserve Account and the Credit Enhancement Reserve Account. Each Reserve Account shall be established and maintained as an Eligible Account.

                  RESPONSIBLE OFFICER, when used with respect to the Indenture Trustee, shall mean any officer of the Indenture Trustee customarily performing functions with respect to corporate trust matters and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  SECURITIES ACT shall mean the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

                  SECURITY DOCUMENTS shall mean, collectively, the Mortgage, the Assignment of Leases, the Assignment of Management Agreement, the Environmental Indemnity, any Uniform Commercial Code financing statements executed in connection therewith and any additional documents executed by the Issuer in connection therewith or with the Notes.

                  SECURITY DOCUMENTS ASSIGNMENT shall mean the Assignment dated the date hereof between KPMCC, as assignor, in favor of the Indenture Trustee, as assignee, for the benefit of the Holders of the Notes, substantially in the form of Exhibit F, annexed hereto, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  SERVICER means the Person named as the "Servicer" in the first paragraph of this Indenture until a successor Person or successor Persons shall have become such pursuant to the applicable provisions of this Indenture and The

Trust and Servicing Agreement, and thereafter "Servicer" shall mean or include each Person who is then the Servicer hereunder and thereunder.

                  S&P shall mean Standard & Poor's Rating Group.

                  SPECIAL RECORD DATE for the payment of any Defaulted Interest shall mean a date fixed pursuant to Section 311.

                  STATED MATURITY shall have the meaning specified in Section
301.

                  TI AMORTIZATION AMOUNTS shall mean, with respect to any Calculation Period, the portion of all tenant improvement expenses, leasing commissions and other tenant leasing inducements in respect of the Mortgaged Properties that are not subject to reimbursement by tenants and are allocable to such Calculation Period based upon a three-year straight line amortization of all such non-reimbursable tenant improvement expenses and leasing commissions incurred subsequent to October 1, 1990.

                  TITLE COMPANY shall mean, collectively, Commonwealth Land Title Insurance Company and each other title insurer insuring the liens of a Mortgage upon any Mortgaged Property, and their respective successors and assigns.

                  TITLE INSURANCE POLICY shall mean with respect to each Mortgaged Property, the mortgagee title insurance policy or policies issued by the Title Company in accordance with the commitments therefor issued on the Original Closing Date with respect to such Mortgaged Property and insuring the lien of the Mortgage encumbering such Mortgaged Property subject only to the Permitted Encumbrances and containing the endorsements and affirmative assurances required by such commitments.

                  TRANSACTION DOCUMENTS shall mean, collectively, this Indenture, the Notes and the Security Documents.

                  TRANSFER AGENT shall have the meaning specified in Section
314.

                  TREASURY RATE shall mean the yield per annum calculated by the linear interpolation of the yield, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading "U.S.

government securities/ Treasury constant maturities" for the week ending prior to the date of the relevant redemption of any Note, of U.S. Treasury constant maturities with a maturity date (one longer and one shorter) most nearly approximating the maturity date of the Note being redeemed. In the event Release
H.15 is no longer published, the Indenture Trustee shall select a comparable publication to determine the Treasury Rate.

                  TRUST AND SERVICING AGREEMENT shall mean the Trust and Servicing Agreement dated as of the date hereof among KPAC, the Servicer and the Pass-Through Trustee for the purpose of issuing the Pass-Through Certificates backed by, and/or representing interests in, the Notes, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  TRUST ESTATE shall mean, collectively, each "Mortgaged Property" under and defined in the Mortgage and all monies, accounts, instruments and other property now or hereafter subject or intended to be subject to this Indenture, the Notes or any of the Security Documents or constituting a part of the security for the Holders of the Notes or the performance by the Issuer of its obligations thereunder or hereunder or under any of the Security Documents as of any particular time, including all property subject to the security interests evidenced by the Security Documents (including the after-acquired property clauses thereof) and all amounts in the Rent Collection Account and the Reserve Accounts and any other property that is conveyed or pledged to the Indenture Trustee, from time to time, for the benefit of the Holders of the Notes.

                  TRUST INDENTURE ACT shall mean the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed; PROVIDED, HOWEVER, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  UCC or UNIFORM COMMERCIAL CODE shall mean the Uniform Commercial Code as in effect in a State.

              UNDERWRITING AGREEMENT shall mean the Underwriting Agreement dated May 11, 1993 between KPAC and Kidder relating to the offering and sale of the Pass-Through Certificates, as such agreement may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  YIELD MAINTENANCE CHARGE shall mean, with respect to any prepayment of principal of a Note, whether in whole or in part and whether voluntary or mandatory (including, without limitation, by reason of an acceleration or redemption), an amount equal to the greater of (A) one percent (1%) of the amount of the principal balance of the Note being prepaid, or (B) the product of (i) a fraction whose numerator is an amount equal to the portion of the principal balance of the Note being prepaid and whose denominator is the outstanding principal balance of such Note on the date of such prepayment (before giving effect to such prepayment), multiplied by (ii) an amount equal to the remainder obtained by subtracting (x) an amount equal to the entire outstanding principal balance of the Note as of the date of such prepayment (before giving effect to such prepayment) from (y) the present value as of the date of such prepayment of the remaining scheduled payments of principal and interest on the Note (before giving effect to such prepayment) determined by discounting such payments at the Discount Rate. The calculation of the Yield Maintenance Charge shall be made by the Indenture Trustee and shall, absent manifest error, be final, conclusive and binding upon all parties.

                  SECTION 102.  Compliance Certificates and Opinions.

                  Upon any application or request by the Issuer to the Indenture Trustee or the Servicer to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee or the Servicer, as the case may be, such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officer's Certificate, if to be given by the Authorized Partner, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1006) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 103.  Form of Documents Delivered to Indenture Trustee
                                ------------------------------------------------
or the Servicer.
---------------

                  In any case where several matters are required to be certified by any specified Person, it is not necessary that all such matters be certified by only one such Person, or that they be so certified by only one document, but one such Person may certify with respect to some matters and one or more other such Persons may certify with respect to other matters, and any such Persons may certify as to such matters in one or several documents.

                  Any certificate or opinion of the Authorized Partner of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless the officer of such Authorized Partner knows, or had reasonable grounds to believe, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, partners in the Issuer or partners in or officers of such partners, stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 104.  Acts of Holders.
                                ---------------

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture or any other Transaction Document to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing which agent shall be deemed to be the Servicer so long as the Pass-Through Trustee is the Holder (and the Trust and Servicing Agreement shall be sufficient evidence of such appointment). Except as herein otherwise expressly provided, such action will become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Note, shall be sufficient for any purpose of this Indenture or any other Transaction Documents and (subject to Section 601) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Indenture Trustee deems sufficient.

                  (c) The Issuer may set any day as a record date for the purpose of determining the Holders of Outstanding

Notes entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Notes, PROVIDED that the Issuer may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the immediately succeeding paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Notes on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Notes on such record date. Nothing in this paragraph shall be construed to prevent the Issuer from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Notes on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Issuer, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Indenture Trustee in writing and to each Holder of Notes in the manner set forth in Section 106.

                  The Indenture Trustee shall take the most recent record date for the purpose of determining the Holders of Outstanding Notes entitled to join in the giving or making of (i) any notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512. The Holders of Outstanding Notes on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Notes on such record date. Promptly after the record date is set pursuant to this paragraph, the Indenture Trustee, at the Issuer's expense, shall cause notice of such record date, the proposed action by Holders and the applicable

Expiration Date to be given to the Issuer in writing and to each Holder of Notes in the manner set forth in Section 106.

                  With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "EXPIRATION DATE" and from time to time may change the Expiration Date to any earlier or later day; PROVIDED that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Notes in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

                  (e) If this Indenture (i) does not specify what percentage of the Holders of the Notes shall be entitled or required to give or take any request, demand, authorization, direction, notice, consent, waiver or other action hereunder, or (ii) specifies that any such action is to be taken by the "OUTSTANDING NOTES", such reference shall require such action to be taken by all of the Holders of the Notes.

                  SECTION 105.  Notices to the Indenture Trustee, the Servicer
                                ----------------------------------------------
and the Issuer.
--------------

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of or by the Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Indenture Trustee or the Servicer shall be sufficient for every purpose hereunder if in writing and sent by telefax, by hand delivery, or by registered or certified mail, return receipt requested, postage prepaid or by overnight courier service, to the Indenture Trustee at its Corporate Trust Office (in the case of delivery to the Indenture Trustee) and to the Servicer at the address set forth in the first paragraph of this Indenture (in the case of delivery to the Servicer), or

                  (2) the Issuer shall be sufficient for every purpose hereunder if in writing and sent by telefax, or by hand delivery, or by registered or certified mail, return receipt requested, postage prepaid or by overnight courier service, to the Issuer addressed to it at the address specified in the first paragraph of this Indenture, or at any other address furnished in writing to the Indenture Trustee or the Servicer by the Issuer.

                  SECTION 106.  Notice to the Holders of the Notes; Waiver.
                                ------------------------------------------

                  Where this Indenture provides for notice to the Holders of the Notes, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Notes shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Inden-ture Trustee shall constitute a sufficient notification for every purpose hereunder.

                  All requests, demands, authorizations, directions, notices, consents, waivers and other communications required or permitted under this Indenture shall be in writing in the English language.

                  SECTION 107.  Conflict with Trust Indenture Act.
                                ---------------------------------

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, such provisions of the Trust Indenture Act shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

                  SECTION 108.  Effects of Headings and Table of Contents.
                                -----------------------------------------

                  The Article and Section headings hereof and the Table of Contents are for convenience of reference only and shall not affect the construction hereof.

                  SECTION 109.  Successors and Assigns.
                                ----------------------

                  All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

                  SECTION 110.  Separability Clause.
                                -------------------

                  In case any provision of this Indenture or of the Notes or any Security Document shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 111.  Benefits of Indenture.
                                ---------------------

                  Nothing in this Indenture or in the Notes or any Security Document, express or implied, shall give to any Person, other than the parties hereto and thereto, their successors hereunder and thereunder and the Holders of the Notes any benefit or any legal or equitable right, remedy or claim under this Indenture or any Security Document.

                  SECTION 112.  Governing Law; Jurisdiction.
                                ---------------------------

                  (a) This Indenture, the Notes and the obligations arising hereunder and thereunder shall be governed by, and construed in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such State and any applicable law of the United States of America, except that at all times the provisions for the creation, perfection, and enforcement of the liens and security interests created pursuant hereto and pursuant to the Security Documents shall be governed by and construed according to the law of the State in which the applicable Mortgaged Property is located, it being understood that, to the fullest extent permitted by the law of such State, the law of the State of Illinois shall govern the validity and the enforceability of all Security Documents and all of the indebtedness or obligations arising hereunder or thereunder. To the fullest extent permitted by law, the Issuer hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Indenture and the Notes.

                  (b) To the extent permitted by applicable law, any action or proceeding against any of the parties hereto relating in any way to this Indenture or any Note may be brought and enforced in any federal or state court in Chicago, Illinois or New York, New York and the Issuer irrevocably submits to the jurisdiction of each such court in respect of any such action or proceeding. The Issuer hereby agrees to venue in such courts and hereby waives, to the fullest extent permitted by law, any claim that any such action or proceeding was brought in an inconvenient forum. As long as any of the Notes remain Outstanding, the Issuer hereby irrevocably appoints GP Corp, with an office at 40 Skokie Boulevard, Northbrook, Illinois 60062-7626, as its authorized agent for service of process in any legal action or proceeding relating in any way to this Indenture or any Note. Service of process upon such agent and written notice of such notice mailed or delivered to the Issuer in the manner provided in this Indenture shall, to the fullest extent permitted by law, be deemed in every respect effective service upon the Issuer in any such legal action or proceeding.

                  SECTION 113.  Legal Holidays.
                                --------------

                  In any case where any Interest Payment Date, Redemption Date or Maturity Date of any Note shall not be a Banking Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of principal of and interest on such Note need not be made on such date, but may be made on the next succeeding Banking Day with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Maturity Date; PROVIDED, HOWEVER, that no interest shall accrue on the amount so payable with respect to such Interest Payment Date, Redemption Date or Maturity Date for the period from and after such Interest Payment Date, Redemption Date or Maturity Date, as the case may be, if paid on the next succeeding Banking Day at the rate herein provided.

                  SECTION 114.  Limited Recourse.
                                ----------------

                  (a) Notwithstanding anything to the contrary in this Indenture, the other Transaction Documents or the Related Documents, but subject to the last sentence of this Section 114(a), the Issuer's obligations to pay the principal of and interest on the Notes and any and all other amounts payable hereunder, thereunder and under the other Transaction Documents by the Issuer (but exclusive of all amounts payable pursuant to Section 1301 hereof), shall be limited recourse obligations of the Issuer payable and collectible only out of the Trust Estate and the proceeds thereof (including the Rents) in accordance with the terms and conditions of this Indenture and the Transaction Documents. The Issuer shall not have any obligation to pay any such amount except to make payments out of the Trust Estate and the proceeds thereof (including the Rents) and no other property or asset of the Issuer, or of any of the Issuer's partners, shall be subject to any lien, levy, execution, or other enforcement procedure for satisfaction of any right or remedy of the Indenture Trustee or any Holder of any Note or any other Person in connection with the Notes. Any judgment or decree obtained in connection with the Notes shall be enforceable against the Issuer or any of the Issuer's successors or assigns only to the extent of the Issuer's interest in the Trust Estate and the proceeds thereof (including the Rents) which may then be subjected to any lien created and given to secure the Notes; and no such judgment or decree shall be enforceable by execution against or become or remain a lien on any property or asset of the Issuer or of any of the Issuer's successors or assigns not part of the Trust Estate and the proceeds thereof (including the Rents) then subject to any lien created and given to secure the Notes. Any right of setoff or counterclaim which the Indenture Trustee or any Holder of any Note or any other Person might otherwise have by law shall be limited to the Trust Estate and the proceeds thereof (including the Rents). The foregoing provisions of this Section shall not be construed to limit the rights of the Indenture Trustee, any Holder of any Note and the other Indemnitees under and pursuant to the Environmental Indemnity and under Section 616 with respect to amounts remaining unclaimed after two years. Notwithstanding the foregoing provisions of this Section, the Indenture Trustee and the Holders of the Notes shall have recourse to the Issuer and to the partners in the Issuer (but not to any limited partner, officer or employee of the Operating Partnership or any shareholder, director, officer or employee of GP Corp or the REIT) (i) to the extent provided in the Environmental Indemnity, (ii) for all obligations of the Issuer to pay costs, expenses and indemnities under and pursuant to Section 1301 hereof (regardless of the identity of the payee), (iii) for any loss, cost, damage or expense caused by, arising out of or relating to any fraudulent misrepresentation contained in any Transaction Document or any certificate or instrument delivered to the Indenture Trustee or any Holder of any Note in connection therewith, (iv) for any loss, cost, damage or expense caused by, arising out of or relating to any appropriation of funds in contravention of any Transaction Document by the Issuer or any of its partners, which funds relate in any way to the Notes, the Trust Estate or the obligations of the Issuer or the rights of the Indenture Trustee or any Holder of any Note under the Transaction Documents.

                  (b) The provisions of Section 114(a) above shall not (1) constitute a waiver of any obligation evidenced by the Notes, this Indenture or any Security Document, or in any way be construed to release or impair the liens, Encumbrances and security interests created by this Indenture, the Mortgage and the other Security Documents, (2) limit the rights of the holder of the Mortgage to name the Issuer as a party defendant in any action or suit for judicial foreclosure and sale or for enforcement of any other remedies provided in this Indenture, the Notes or any Security Document, provided that, subject to the last sentence of Section 114(a), any money or deficiency judgment obtained by such holder shall be enforceable by such holder only to the extent of the Issuer's interest in the Trust Estate.

                  (c) The parties hereto agree that the provisions of this
Section 114 are hereby incorporated into each Note and each Security Document other than the Environmental Indemnity by reference as if set forth therein in full.

                  SECTION 115.  Security Agreetment
                                -------------------

                  This Indenture shall constitute a security agreement under the Uniform Commercial Code as in effect in each State where any Transaction Document or any portion of the Trust Estate is located. Upon the occurrence of any Event of Default, and in addition to any other rights available under this Indenture, the Notes, the Security Documents or any other instruments included in the Trust Estate or otherwise available at law or in equity, the Indenture Trustee, on behalf of the Holders of the Notes, shall have all rights and remedies of a secured party on default under the Uniform Commercial Code to enforce the assignments and security interests set forth in this Indenture and, in addition, shall have the right, subject to compliance with any mandatory requirements of applicable law, to sell or apply any rights and other interests assigned or pledged hereby in accordance with the terms of this Indenture at public or private sale. All amounts received hereunder shall be applied first to all costs and expenses incurred by the Indenture Trustee in connection with such collection and enforcement and thereafter as provided in this Indenture.

                  SECTION 116.  Survival of Representations, Etc.
                                ---------------------------------

                  All representations, warranties, covenants and agreements made herein by Issuer and in certificates delivered by Issuer pursuant hereto shall survive and shall continue in full force and effect until the Notes and all accrued interest thereon and all other amounts secured by or evidenced by this Indenture and the other Transaction Documents are paid in full.

                  SECTION 117.  Relationship of the Indenture Trustee to the
                                --------------------------------------------
Issuer and Third Parties.
------------------------

                  The Issuer agrees that (i) the Indenture Trustee and the Pass-Through Trustee, solely on account of their acting in their capacities as the Indenture Trustee and the Pass-Through Trustee, respectively, shall not be liable to any contractor, subcontractor, supplier, laborer, architect, engineer or any other party for services performed or materials supplied in connection with any Mortgaged Property, (ii) the Indenture Trustee and the Pass-Through Trustee shall not be liable for any debts or claims accruing in favor of any such parties against the Issuer or others against any Mortgaged Property, (iii) the Issuer is not, and the Issuer shall not be, an agent of the Indenture Trustee or the Pass-Through Trustee for any purposes and (iv) the Indenture Trustee and the Pass-Through Trustee are not now, and upon the exercise of any or all of their respective remedies under this Indenture or under any other Transaction Document or any Related Document, shall not be, joint venturers or partners with the Issuer in any manner whatsoever. The Indenture Trustee and the Pass-Through Trustee shall not be deemed to be in privity of contract with any contractor or provider of services to any Mortgaged Property, nor shall any payment of funds directly to a contractor, subcontractor, or provider of services be deemed to create any third party beneficiary status or recognition of same by the Indenture Trustee or the Pass-Through Trustee. The Issuer agrees that the Indenture Trustee and the Pass-Through Trustee shall have no duty to detect or warn the Issuer or any third party of any deficiency or defect in any matter or thing submitted to the Indenture Trustee or the Pass-Through Trustee for approval or otherwise. Approvals granted by the Indenture Trustee or the Pass-Through Trustee for any matters covered under this Indenture, the other Transaction Documents or any Related Document shall be narrowly construed to cover only the parties and facts identified in any written approval or, if not in writing, such approvals shall be solely for benefit of the Issuer.


                                   ARTICLE TWO
                                   -----------

                                  FORM OF NOTES
                                  -------------

                  SECTION 201.  Forms Generally.
                                ---------------

                  The Notes and the Indenture Trustee's certificate of authentication shall be in substantially the form set forth in this Article with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with the rules of any applicable securities exchange or governmental agency or as may, consistent herewith, be determined by the Authorized Partner executing the Notes, as evidenced by its execution of such Notes. All Notes shall be substantially identical except as to denomination and as provided herein.

                  The definitive Notes shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the

Authorized Partner executing such Notes, as evidenced by its execution of such Notes.

                  SECTION 202.  Form of Indenture Trustee's Certificate of
                                ------------------------------------------
Authentication.
--------------

                  The Indenture Trustee's certificates of authentication for Notes shall be in substantially the following form:

                  This Note is one of the Notes referred to in the above-mentioned Indenture.


                                       -------------------------------------,
                                       as Indenture Trustee

                                       By:
                                          ----------------------------------
                                          Authorized Officer


                  SECTION 203.  Form of the Notes.
                                -----------------

                  The Notes shall be issued in substantially the form of Exhibit A annexed hereto.


                                  ARTICLE THREE
                                  -------------

                                    THE NOTES
                                    ---------

                  SECTION 301.  Equal and Ratable Security; Amount.
                                ----------------------------------

                  (a) The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to ONE HUNDRED MILLION AND 00/100 DOLLARS ($100,000,000), except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 305, 308, 309, 907 or 1106. The Notes shall be issued in one series: 7.30% Mortgage Notes due September 30, 2000.

                  The stated maturity of the Notes shall be September 30, 2000 (THE "STATED MATURITY"), on which date the Issuer shall repay the principal amount of each Note in full together with interest thereon to (but excluding) the date of payment.

                  Each Note shall rank PARI PASSU with each other Note and shall be equally and ratably entitled to the benefits of and secured by this Indenture and the Security Documents.

                  (b) This Indenture shall be a continuing lien to secure the full payment of the principal of and interest on all the Notes, which shall in all respects be equally and ratably secured hereby and by the Security Documents without preference, priority or distinction on account of the actual time or times of the authentication and delivery or maturity of the Notes.

                  SECTION 302.  Denominations.
                                -------------

                  The Notes shall be issuable only in registered form, without coupons and only in denominations of $100,000 and any integral multiple of one dollar in excess thereof.

                  SECTION 303.  Conditions Precedent to Issuance of the Notes.
                                ---------------------------------------------

                  The Notes shall be executed by the Issuer and authenticated by the Indenture Trustee on the Issuance Date only upon satisfaction by the Issuer of the following conditions:

                  (a) delivery to the Indenture Trustee by Issuer of an Officer's Certificate as to the satisfaction of the condition set forth in Section 801(a);

                  (b) delivery by KPMCC of the Security Documents Assignment to the Indenture Trustee;

                  (c) delivery by Issuer of fully executed counterparts of this Indenture to the Indenture Trustee; and

                  (d) delivery to the Servicer by the Title Company of the Title Insurance Policy naming the Indenture Trustee as named insured.

                  SECTION 304.  Execution, Authentication and Delivery of the
                                ---------------------------------------------
Notes.
-----

                  Each Note shall be executed manually on behalf of the Issuer by GP Corp, acting in its capacity as managing general partner of the Issuer, by the President or an

Executive Vice President of GP Corp (the "Authorized Partner").
                                          ------------------

                  The signature of the Authorized Partner on the Notes is to be manual. Notes bearing the manual signature of Persons who were at any time the authorized officers of the Authorized Partner shall bind the Issuer, notwithstanding that such Persons or any of them have ceased to be so authorized prior to the authentication and delivery of such Notes or were not so authorized at the date of such Notes.

                  At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver a single Note in the principal amount of $100,000,000 executed by the Issuer to the Indenture Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Note, which Note shall be registered in the name of the Pass-Through Trustee; and the Indenture Trustee in accordance with such Issuer Order shall authenticate and deliver such Note as in this Indenture provided and not otherwise.

                  Each Note shall be dated its date of authentication.

                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture and the Security Documents.

                  SECTION 305.  [Reserved].

                  SECTION 306.  Payment Account; Holdover Account.
                                ---------------------------------

                  (a) On or prior to the Issuance Date, the Indenture Trustee shall establish one or more Eligible Accounts (collectively, the "PAYMENT ACCOUNT"), in the Indenture Trustee's name each bearing a designation clearly indicating that such account and all funds deposited therein (including all investments of such deposited funds and all income or other gain from such investments) are held for the exclusive benefit of the Holders. Except as provided herein, the Indenture Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Indenture. Funds in the Payment Account shall not be commingled with any other monies. All monies deposited from time to time in the Payment Account and all investments made with such monies, including all income or other gain from such investments, shall be held by the Indenture Trustee in the Payment Account for the benefit of the Holders as herein provided.

                  (b) So long as no Event of Default shall have occurred and be continuing, all of the funds on deposit in the Payment Account shall be invested and reinvested by the Indenture Trustee, at the written direction of the Issuer, in one or more Eligible Investments, subject to the following requirements:

                (i) such Eligible Investments shall not mature later than the
                    Banking Day prior to the next Interest Payment Date;

               (ii) the securities purchased with the monies in the Payment
                    Account shall be deemed a part of the Payment Account;

              (iii) each such Eligible Investment shall be made in the name of the Indenture Trustee (in its capacity as such) or in the name of a nominee of the Indenture Trustee under its complete and exclusive dominion and control (or, if applicable law provides for perfection of pledges of an instrument not evidenced by a certificate or other instrument through registration of such pledge on books maintained by or on behalf of the issuer of such investment, such pledge may be so registered);

               (iv) the Indenture Trustee shall have the sole control over such investment, the income thereon and the proceeds thereof;

                (v) other than the investments described in clause (iii)
                    above, any certificate or other instrument evidencing such investment shall be delivered directly to the Indenture Trustee or its agent; and

                 (vi) the proceeds of each investment shall be remitted by the purchaser thereof directly to the Indenture Trustee.

                  All income or other gain from investments of monies deposited in the Payment Account shall be deposited by the Indenture Trustee in the Payment Account promptly upon receipt, and any loss resulting from such investments shall be charged to the Payment Account. The Indenture Trustee shall not be liable to any Holder of any Note, the Issuer or any other Person for any loss (including non-realization of any profit or gain in the event that the Indenture Trustee is required to sell Eligible Investments in accordance with the terms of this Indenture or in the event that the Indenture Trustee does not invest such amounts in those Eligible Investments yielding the highest return) resulting from any such investment or sale in accordance with this Indenture, whether by depreciation in value or otherwise.

                  (c) On each Interest Payment Date, Redemption Date or the Maturity Date of any Note, as applicable, the Indenture Trustee shall apply all amounts on deposit in the Payment Account to pay the following amounts in the following order of priority:

                  (i) any interest (including, without limitation, any Defaulted
                      Interest and interest thereon at the Default Rate) due and payable on the Notes shall be paid to the Holders on an equal and ratable basis;

                 (ii) any principal due and payable on the Notes shall be paid to the Holders on an equal and ratable basis;

                (iii) any Yield Maintenance Charges due and payable on the Notes shall be paid to the Holders on an equal and ratable basis; and

                 (iv) the balance, if any, shall be transferred to the Issuer upon written request from the Issuer.

                  (d) Funds in the Payment Account for payment of principal of the Notes at Stated Maturity and not claimed in accordance with this Indenture shall be deposited by the Indenture Trustee in an Eligible Account (the "HOLDOVER ACCOUNT") in the Indenture Trustee's name and shall be held for the account of the Holder or Holders of such Notes pursuant to Section 616.

                  (e) In the event that the Payment Account does not contain amounts on deposit sufficient to satisfy subdivisions (i), (ii) and (iii) of paragraph (c) of this Section 306, the Indenture Trustee may exercise all remedies provided for by this Indenture and/or the Security Documents and any other instrument included in the Trust Estate.

                  SECTION 307.  Persons Deemed Owners.
                                ---------------------

                  Prior to due presentment of a Note for registration of transfer, the Issuer, the Servicer or the Indenture Trustee and any agent of the Issuer, the Servicer or the Indenture Trustee may treat the Person in whose name such Note is registered as the absolute and sole owner of such registered Note for the purpose of receiving payment of principal of and (subject to Section
311) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Servicer or the Indenture Trustee or any agent of the Issuer, the Servicer or the Indenture Trustee shall be affected by written notice to the contrary, and payment of the principal of and interest on such Note by the Indenture Trustee shall be made only to or upon the order of such Holder.

                  SECTION 308.  Registration, Registration of Transfer and
                                ------------------------------------------
Exchange.
--------

                  (a) The Issuer and the Indenture Trustee shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Issuer at any place where the principal of and any interest on the Notes is payable being herein sometimes collectively referred to as the "REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and of transfers of Notes. The Indenture Trustee is hereby appointed "NOTE REGISTRAR" for the purpose of registering Notes and transfers of Notes as herein provided.

                  (b) Upon surrender for registration of transfer of any Note at any office or agency of the Issuer designated pursuant to Section 1003 for such purpose, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount; provided that the Issuer and the Indenture Trustee shall have been provided with an Opinion of Counsel or other evidence reasonably satisfactory to the Issuer that such transfer does not violate the Securities Act. At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive. All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits under this Indenture and the Security Documents as the Notes surrendered upon such registration of transfer or exchange. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

                  (c) No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer or the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 305, 907 or 1106 not involving any transfer.

                  (d) If the Notes are to be redeemed in part, the Issuer shall not be required (A) to issue, register the transfer of or exchange any Notes during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Notes selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange of any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                  SECTION 309.  Mutilated, Destroyed, Lost and Stolen Notes.
                                -------------------------------------------

                  If any mutilated Note is surrendered to the Indenture Trustee, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver in exchange therefor, a new Note of like principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Issuer and the Indenture Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of like principal amount and bearing a number not contemporaneously outstanding. In every case of mutilation or defacement, the applicant shall surrender to the Indenture Trustee the Note so mutilated or defaced.

                  In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new security, pay such Note.

                  Upon the issuance of any new Note under this Section 309, the Issuer or the Indenture Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

                  Every new Note issued pursuant to this Section 309 in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, evidencing the same debt as the predecessor Note, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and any such new Note shall be entitled to all the benefits of this Indenture and of the Security Documents equally and proportionately with any and all other Notes and to the same extent as such predecessor Note.

                  All Notes shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen securities or negotiable instruments.

                  SECTION 310.  Interest.
                                --------

                  (a) Subject to the provisions of paragraph (d) of this Section, each Note shall bear interest at the rate of 7.30% per annum on the outstanding principal balance of such Note, from the date of initial authentication and delivery of such Note or the most recent Interest Payment Date for which interest has been paid or duly provided for, as the case may be, to, but not including, the date of payment of the principal amount of such Note, but without duplication of any interest paid in connection with any repayment or redemption of principal of such Note pursuant to Section 301 and Section 1102, respectively. The Issuer shall make payment or provide for payment pursuant to this Indenture of the interest accruing in respect of each Outstanding Note for each Interest Period on the Interest Payment Date for such Interest Period.

                  (b) The Indenture Trustee shall notify any Paying Agent (with a copy to the Issuer) on or prior to the related Interest Payment Date as to the aggregate amount of interest that shall be payable on all Outstanding Notes in respect of such Interest Payment Date.

                  (c) The Indenture Trustee shall compute interest on the Notes on the basis of a 360-day year consisting of twelve (12) months of thirty (30) days each.

                  (d) If the Issuer shall default in any payment of principal of, interest on, or Yield Maintenance Charge in respect of, any Note, or any other amount owed by the Issuer under this Indenture or any of the other Transaction Documents, whether by acceleration or otherwise, the Issuer shall pay interest at the Default Rate in respect of all amounts due and owing by the Issuer, upon demand from time to time, to the extent permitted by applicable law, until such defaulted amount has been paid by the Issuer, together with interest thereon at the Default Rate. Payment or acceptance of the increased rates provided for in this subsection is not a permitted alternative to timely payment and shall not constitute a waiver of any Default or Event of Default or an amendment to this Indenture or any other

Transaction Document and shall not otherwise prejudice or limit any rights or remedies of the Indenture Trustee or any Holder of any Note.

                  (e) Notwithstanding anything in this Indenture or in the Notes to the contrary, if at any time the interest rate applicable to the Notes, together with all fees and charges which are treated as interest under applicable law (collectively, the "CHARGES"), as provided for in this Indenture or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by the Indenture Trustee or any Holder of any Note, shall exceed the maximum lawful rate (the "LEGAL RATE") which may be contracted for, charged, taken, received or reserved by the Indenture Trustee or any Holder of any Note in accordance with applicable law, the rate of interest payable under such Note, together with all Charges payable, shall be limited to the Legal Rate and any interest or Charges not so charged, taken, received or reserved by the Indenture Trustee or any Holder of any Note at such time shall be spread, prorated or amortized over the term of this Indenture or such Note to the fullest extent permitted by law.

                  SECTION 311.  Payment of Principal and Interest.
                                ---------------------------------

                  (a) Interest in respect of the Notes shall be paid as follows:

                  (i) Any interest on any Notes which is payable, and is punctually paid or duly provided for by the Issuer, on any Interest Payment Date shall be paid to the Person in whose name such Notes (or any Predecessor Note) is registered on the Register at the close of business on the Regular Record Date immediately preceding such Interest Payment Date.

             (ii) The interest on the Notes shall be payable at the office or agency of the Issuer in the Borough of Manhattan, The City of New York maintained for such purpose and at any other office or agency maintained by the Issuer for such purpose; PROVIDED, HOWEVER, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register and PROVIDED FURTHER, HOWEVER, that in the case of a registered Holder of greater than $10,000,000 aggregate principal amount of Notes payments of interest may be made by wire transfer to an account denominated in U.S. Dollars maintained by the payee with a bank in the Borough of Manhattan, The City of New York by giving notice to the Indenture Trustee, not less than 5 Banking Days prior to the related Regular Record Date or Special Record Date.

            (iii) Any interest on any registered Note which is payable, but is not punctually paid or duly provided for on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall, subject to Section 113, continue to accrue, to the extent permitted by applicable law, at the Default Rate on such amounts not paid when due but shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest and interest thereon at the Default Rate shall be paid by the Issuer to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Indenture Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Issuer shall deposit with the Indenture Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest and interest thereon at the Default Rate or shall make arrangements satisfactory to the Indenture Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Issuer shall fix a special record date (the "SPECIAL RECORD DATE") for the payment of such Defaulted Interest. The Issuer shall promptly notify the Indenture Trustee of such Special Record Date and, in the name and at the expense of the Issuer, the Indenture Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of a Note at the address of such Holder as it appears in the Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest and interest thereon at the Default Rate shall be paid to the Person in whose name each respective Note (or respective Predecessor Note) is registered at the close of business on such Special Record Date.

             (iv) The Issuer may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Indenture Trustee of the proposed payment, such manner of payment shall be deemed practicable by the Indenture Trustee.

                  (b) Principal in respect of the Notes shall be paid as follows at the Stated Maturity of the Notes:

                  (i) The Indenture Trustee shall pay the outstanding principal amount of each Note in immediately available funds from funds in the Payment Account as promptly as possible after presentation to the Indenture Trustee of such Note upon the Stated Maturity, but shall initiate such transfer no later than 4:00 p.m. (New York time) on the day of such presentation, provided that such presentation has been made no later than 11:00 a.m. (New York time). If presentation is made after 11:00 a.m. (New York time) on any day, such presentation shall be deemed to have been made on the immediately succeeding Banking Day.

                 (ii) In the event that a Note is not presented for payment by 11:00 a.m. (New York time) on the Stated Maturity, the Indenture Trustee shall transfer any principal thereof and interest thereon (and any other amounts owing in respect thereof, including any Yield Maintenance Charge) to the Holdover Account. If the Holder of such Note shall present such Note to the Indenture Trustee within two years after the Stated Maturity, the Indenture Trustee shall pay such Note from funds in the Holdover Account. In no event shall such Note earn interest after the Stated Maturity. If such Note is not presented for payment within two years after the Stated Maturity, the Indenture Trustee shall not honor a demand for payment of such Note and the Indenture Trustee shall act in accordance with Section 616 in respect of the unclaimed funds in the Holdover Account.

                (iii) If at 4:00 p.m. (New York time) on the Stated Maturity, any funds remain in the Payment

         Account after (i) the payment of each Note which is presented by 11:00 a.m. (New York time) for payment on such date, (ii) the transfer of funds to the Holdover Account for each Note which is not presented for payment on such date (or is presented after 11:00 a.m. (New York time) on such date) and (iii) the payment of all other amounts due and owing by the Issuer under this Indenture or the Transaction Documents, then the Indenture Trustee shall notify the Issuer of the amount of such remaining funds and such remaining funds upon notice from the Issuer shall be transferred by the Indenture Trustee to the Issuer in accordance with written wire transfer instructions given by the Issuer to the Indenture Trustee.

                  (c) Principal, interest and Yield Maintenance Charges in respect of the Notes shall be paid in accordance with Article Eleven hereof in connection with any required or permitted redemption of the Notes, whether in whole or in part.

                  SECTION 312.  Interest on New Notes.
                                ---------------------

                  Interest shall be deemed to have been paid on each new Note (a "NEW NOTE") issued pursuant to Section 308 or Section 309 hereof in exchange for, in substitution for, or in lieu of a Predecessor Note to the date to which interest was paid on such Predecessor Note. Each New Note issued pursuant to
Section 308 or Section 309 hereof in exchange for or in substitution for or in lieu of a Predecessor Note shall be a valid obligation of the Issuer evidencing the same debt as such Predecessor Note and shall be entitled to the benefits of this Indenture and of the Security Documents to the same extent as such Predecessor Note.

                  SECTION 313.  Cancellation.
                                ------------

                  All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this

Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Indenture Trustee shall be disposed of in its customary manner.

                  All Notes delivered to any Paying Agent appointed by the Issuer pursuant to Section 314 hereof for payment, redemption, registration of transfer or exchange as herein or in the Notes provided shall be forwarded to the Indenture Trustee by the Paying Agent to which they are delivered. All such Notes shall be cancelled and destroyed by the Indenture Trustee or such other person as may be jointly designated by the Issuer and the Indenture Trustee.

                  SECTION 314.  Paying Agent.
                                ------------

                  The Issuer may, at its discretion, appoint one or more agents (a "PAYING AGENT" or "PAYING AGENTS") for the payment (subject to applicable laws and regulations) of the principal of, any interest on or Yield Maintenance Charge with respect to the Notes, and one or more agents (a "TRANSFER AGENT" or "TRANSFER AGENTS") for the transfer and exchange of Notes, at such place or places as the Issuer may determine; PROVIDED, HOWEVER, that the Issuer shall at all times maintain a Paying Agent and Transfer Agent in the Borough of Manhattan, The City of New York. The Issuer hereby appoints the Indenture Trustee as the Paying Agent and the Transfer Agent.

                  The Issuer shall promptly notify the Indenture Trustee of the name and address of each Paying Agent and Transfer Agent appointed by it and of the country or countries in which a Paying Agent or Transfer Agent may act in that capacity, and will notify the Indenture Trustee of the resignation or termination of any Paying Agent or Transfer Agent. Subject to the provisions of this Section 314, the Issuer may vary or terminate the appointment of any such Paying Agent or Transfer Agent at any time and from time to time upon giving not less than ninety (90) days' notice to such Paying Agent or Transfer Agent, as the case may be, and to the Indenture Trustee.

                  In respect of the Notes, the Issuer shall cause notice of any resignation, termination or appointment of any Paying Agent or Transfer Agent or of the Indenture Trustee and of any change in the office through which any such agent will act to be given as provided in this Indenture.

                                  ARTICLE FOUR
                                  ------------

                           SATISFACTION AND DISCHARGE
                           --------------------------

                  SECTION 401.  Satisfaction and Discharge of Indenture.
                                ---------------------------------------

                  This Indenture shall upon Issuer Request cease to be of further effect (except for any rights of the Holders of the Notes to receive payment from the Holdover Account and, in the case of clause (1)(ii) below, for the rights of the Holders of Notes hereunder to receive payment of the principal of and interest on the Notes in conformity with Section 616), and the Indenture Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 309 and (ii) Notes for which payment money has theretofore been deposited in trust or segregated and held in trust by the Indenture Trustee and thereafter repaid to the Issuer or discharged from such trust, in each case as provided in Section 616) have been delivered to the Indenture Trustee for cancellation;

                  (2) the Issuer has paid or caused to be paid all other sums payable hereunder and under the Transaction Documents by the Issuer, including, without limitation, any applicable Yield Maintenance Charges; and

                  (3) the Issuer has delivered to the Indenture Trustee an Officer's Certificate stating that all conditions precedent provided for herein and in the Transaction Documents relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Indenture Trustee under Section 605, the obligations of the Indenture Trustee to any Authenticating Agent under
Section 613, the obligations of the Indenture Trustee under Section 402 and
Section 616 and the obligations of the Issuer under Section 1301 shall survive.

                  Notwithstanding the foregoing, the Issuer's obligations under this Indenture and in respect of the

Notes shall survive the discharge of this Indenture if and to the extent that any payment of any amount paid by the Issuer to the Indenture Trustee or any Holder is avoided as a preferential transfer, or otherwise rescinded or required to be restored under applicable law. Upon the payment of all of the Outstanding Notes in full, the Indenture Trustee shall notify each of the Rating Agencies and the Pass-Through Trustee of such event.

                  Prior to the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent shall upon demand of the Indenture Trustee be paid over to the Indenture Trustee (for deposit into the Payment Account) and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

                  SECTION 402.  Application of Trust Money.
                                --------------------------

                  Subject to the provisions of Section 616, all monies deposited by the Indenture Trustee in the Holdover Account shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, as the Indenture Trustee may determine, either directly or through any Paying Agent to the Persons entitled thereto, of the principal of and interest on the Notes for whose payment such monies have been so deposited in the Holdover Account by the Indenture Trustee.


                                  ARTICLE FIVE
                                  ------------

                                    REMEDIES
                                    --------

                  SECTION 501.  Events of Default.
                                -----------------

                  The following events shall constitute Events of Default under each of the Transaction Documents (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) any payment of (i) principal of, or Yield Maintenance Charge with respect to, any Note when due hereunder or under such Note shall not be paid by the Issuer when due and payable, whether at Stated Maturity, upon redemption, by acceleration or otherwise,

         (ii) interest shall not be paid by the Issuer within one Banking Day of the date such interest is due and payable, whether at Stated Maturity, upon redemption, by acceleration or otherwise, or (iii) any other amount due under this Indenture or any other Transaction Document shall not be paid by the Issuer within three Banking Days after written notice from the Indenture Trustee thereof; or

                  (2) any representation or warranty made by the Issuer in this Indenture or in any other Transaction Document, or any representation, warranty, statement or information contained in any certificate made or delivered by the Issuer or any of its partners, officers, employees or agents in connection with or pursuant to the Transaction Documents shall prove to have been false in any material respect as of the date made or deemed to be made; or

                  (3) any case, proceeding or other action, whether voluntary or involuntary, shall be commenced against the Issuer, the REIT, the Operating Partnership or GP Corp seeking to have an order for relief entered against any of them as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of any of their debts under any Federal or state law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for any of them or for any substantial part of their property, and any such case, proceeding or other action (i) results in the entry of an order for relief against the Issuer, the REIT, the Operating Partnership or GP Corp which is not fully stayed within sixty (60) days after the entry thereof or (ii) remains undismissed for a period of sixty (60) days; or

                  (4) a receiver or trustee of all or substantially all of the property of the Issuer, the REIT, the Operating Partnership or GP Corp is appointed and is not discharged within sixty (60) days, or if any of the foregoing makes a general assignment for the benefit of creditors, or admits in writing its inability to pay its debts, or is adjudged insolvent by any Federal or state court of competent jurisdiction, or if an attachment or execution is levied against all or substantially all of the property of any of the foregoing and is not discharged within sixty (60) days; or

                  (5) the Issuer or GP Corp is dissolved, terminated or liquidated, or the Operating Partnership is dissolved, terminated or liquidated and is not reconstituted within five days thereafter; or

                  (6) the Issuer shall fail to perform or observe its covenants set forth in Sections 1008(d)(i) or (q) or Section 1009; or

                  (7) except as otherwise specified in this Section 501, the Issuer shall fail to perform or observe any covenant or agreement contained in this Indenture or in any other Transaction Document and such failure shall continue unremedied beyond the grace or cure period specified in the Transaction Documents therefor, or, if no such grace or cure period is so specified, for a period of 30 days, PROVIDED that if such default cannot be remedied with diligent effort within a period of 30 days, but is susceptible to cure within a period of 180 days, such longer period, not to exceed 180 days, as the Issuer may need to remedy such default if the Issuer is proceeding with diligent effort to remedy such default and provides the Trustee with an Officer's Certificate or other evidence as to its efforts to cure within a period of 90 days; or

                  (8) any Transaction Document, for any reason other than the satisfaction in full of all obligations of the Issuer thereunder, shall cease to be in all material respects in full force and effect (other than in accordance with its terms) thereby preventing the Indenture Trustee or any Holder from obtaining the practical realization of the benefits thereof or shall be declared null and void or the liens and the security interests purported to be created by the Mortgage and/or the Assignment of Leases shall cease to be valid, perfected, first priority security interests; or

                  (9) the occurrence of an Event of Default under and as defined in any of the other Transaction Documents.

                  SECTION 502.  Acceleration of Maturity; Rescission and
                                ----------------------------------------
Annulment.
---------

                  (a)(i) If an Event of Default specified in Section 501(1), 501(2), 501(6), 501(7), 501(8) or 501(9)
occurs and is continuing, then in every such case the Indenture Trustee or the Holders of a majority in aggregate principal amount of the Outstanding Notes, by a notice in writing to the Issuer (and to the Indenture Trustee if given by the Holders of the Notes), may declare the Notes to be due and payable and the Default Amount to be due and payable immediately, and upon any such declaration the Default Amount shall become immediately due and payable.

                 (ii) If an Event of Default specified in Section 501(3), 501(4) or 501(5) occurs and is continuing, then the Default Amount shall automatically be and become due and payable immediately without any action whatsoever on the part of the Indenture Trustee or the Holders of the Notes.

                  (b) Upon acceleration of the Notes under Section 502(a), the sum of (A) the Default Amount and (B) any other amounts, including accrued interest to the date of such acceleration, payable to the Holders of the Notes shall become due and payable immediately.

                  In case the Default Amount shall be declared due and payable, upon payment by the Issuer of the Default Amount and accrued interest thereon, the Issuer shall be released from, and be deemed to satisfy all of its obligations under the Notes.

                  (c) At any time after an acceleration of the Notes and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article, the Holders of not less than 66 2/3% in aggregate principal amount of Outstanding Notes, in the case of acceleration arising by virtue of an Event of Default specified in
Section 501(1), by written notice to the Issuer and the Indenture Trustee, may rescind and annul such acceleration and its consequences if

                  (1) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay

                      (A) all interest, if any, due and payable on all
                  Outstanding Notes;

                      (B) the principal of any Outstanding Notes, which has
                  become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor in such Notes;

                       (C) to the extent permitted by applicable law, interest
                  upon any Default Amount at the Default Rate;

                       (D) all sums paid or advanced by the Indenture
                  Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Servicer, the Indenture Trustee, its agents and counsel; and

                  (2) all Events of Default with respect to Outstanding Notes, other than the non-payment of the Default Amount have been cured or waived as provided in Section 513.

                  No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  (d)  The Issuer covenants that if

                  (1) default is made in the payment of any interest on or Yield Maintenance Charge with respect to any Note when such interest or Yield Maintenance Charge becomes due and payable, or

                  (2) default is made in the payment of the Default Amount or the principal of any Note at the Maturity Date thereof,

the Issuer will, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal and interest or the Default Amount, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal, any overdue interest and any overdue Yield Maintenance Charge and on the Default Amount, at the Default Rate, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Servicer, the Indenture Trustee and their agents and counsel.

                  SECTION 503.  Collection of Indebtedness and Suits for
                                ----------------------------------------
Enforcement by Indenture Trustee.
--------------------------------

                  If the Issuer fails to pay all amounts due upon an acceleration under Section 502 forthwith upon demand, then the Indenture Trustee, in its own name and as trustee of an express trust, or the Servicer, on behalf of the Indenture Trustee, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer or any other obligor upon such Notes and collect the monies adjudged or decreed to be payable in the manner provided by law out of the Trust Estate, wherever situated, or may institute such non-judicial proceedings in lieu of judicial proceedings as are then permitted by applicable law, and may take such actions through a mortgage trustee if necessary or advisable under applicable law.

                  If an Event of Default with respect to the Notes occurs and is continuing, subject to the provisions of Section 114 hereof, the Indenture Trustee or the Servicer, on behalf of the Indenture Trustee, may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Notes by such appropriate judicial proceedings as the Indenture Trustee or the Servicer, on behalf of the Indenture Trustee, shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture, any Note or any Security Document or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy; PROVIDED, HOWEVER, that, as set forth in Section 512, and subject to Section 507, the Holders of the Notes or their representative (which may be the Pass-Through Trustee or the Servicer) may direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee or otherwise granted to the Indenture Trustee hereunder. Further, the Indenture Trustee may appoint the Holders of the Notes or their representative (which may be the Pass-Through Trustee or the Servicer) to act on its behalf to conduct any proceeding for any remedy referred to in the preceding sentence.

                  SECTION 504.  Indenture Trustee or Servicer May File Proofs of
                                ------------------------------------------------
Claim.
-----

                  In the case of pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Notes, or the property of the Issuer or such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee (or Servicer on its behalf) shall have made any demand on the Issuer for the payment of overdue principal or interest) or the Servicer on behalf of the Indenture Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Indenture Trustee allowed in any such proceeding. In particular, the Indenture Trustee shall be authorized:

                  (i) to file and prove a claim for the whole amount of the principal of and any interest and Yield Maintenance Charges and other amounts owing and unpaid on the Notes or otherwise under this Indenture or the Security Documents and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) the Servicer and of the Holders allowed in such judicial proceeding,

                 (ii) to collect and receive any monies, notes or other property payable or deliverable on any such claims and to distribute the same in accordance with this Indenture;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Indenture Trustee (or to the Servicer on its behalf) and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Holders, to pay to the Indenture Trustee and the Servicer any amount due it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee or the Servicer, their agents and counsel, and any other amounts due the Indenture Trustee or the Servicer hereunder.

                  No provision of this Indenture shall be deemed to authorize the Indenture Trustee or the Servicer to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee or the Servicer to vote in respect of the claim of any Holder in any such proceeding; PROVIDED, HOWEVER, that the Indenture Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

                  Nothing herein contained shall be deemed to limit each Holder's right to file and prove its claim with respect to Notes held by it and to collect and receive any award in any such proceeding.

                  SECTION 505.  Indenture Trustee and Servicer may Enforce
                                ------------------------------------------
Claims Without Possession of Notes.
----------------------------------

                  All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee or the Servicer on its behalf without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee or the Servicer shall be brought in the name of the Indenture Trustee as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Servicer, the Indenture Trustee, its agents and counsel and be applied in accordance with Section 506 hereof.

                  SECTION 506.  Application of Money Collected.
                                ------------------------------

                  Any money collected by the Indenture Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such money on account of the principal of or interest on the Notes, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Indenture Trustee, the Servicer and each Paying Agent hereunder;

                  SECOND: PRO RATA to the payment of the amounts then due and unpaid for interest on the Notes and the principal of the Notes and all Yield Maintenance Charges and other amounts, if any, due on the Notes on an equal and ratable basis without preference or priority of any kind;

                  THIRD: If any Notes then remain Outstanding, then to the Payment Account to the extent necessary to pay the outstanding Notes; and

                  FOURTH: To the payment of the remainder, if any, to the Issuer, its successors or assigns, or to whomsoever may lawfully be entitled thereto or as a court of competent jurisdiction may determine.

                  Payment of the Outstanding Notes on a PRO RATA basis shall be based, for the payment of interest, on the relative proportions of the accrued interest on any Outstanding Note to the aggregate amount of accrued interest on all Outstanding Notes, and, for the payment of principal, on the outstanding principal amount of any Outstanding Note to the aggregate outstanding principal amount of all Outstanding Notes.

                  SECTION 507.  Limitation on Suits.
                                -------------------

                  Except as provided in Section 508, no Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or any Security Document, or for the appointment of a receiver or trustee, or for any other remedy hereunder or thereunder, unless:

                  (1) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (2) the Holders of more than 25% in aggregate principal amount of the Outstanding Notes shall have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (3) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity or security against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Indenture Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Indenture Trustee during such 30-day period by the Holders of a majority in principal amount of the Outstanding Notes;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security Document to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders to enforce any right under this Indenture or any Security Document, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

                  SECTION 508.  Unconditional Right of Holders to Receive
                                -----------------------------------------
Principle and Interest.
----------------------

                  Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on the Stated Maturity expressed in such Note (or, in the case of redemption, on the Redemption Date, together with any applicable Yield Maintenance Charge) and to institute suit for the enforcement of any such payment, subject to the provisions of Section 507, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 509.  Restoration of Rights and Remedies.
                                ----------------------------------

                  If the Indenture Trustee, the Servicer or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or under any Transaction Document and such proceeding has been discontinued, waived, rescinded, or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Indenture Trustee, the Servicer and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Indenture Trustee, the Holders, the Servicer and the Issuer shall continue as though no such proceeding had been instituted.

                  SECTION 510.  Rights and Remedies Cumulative.
                                ------------------------------

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in Section 309, no right or remedy herein



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


conferred upon or reserved to the Indenture Trustee, the Servicer or to the Holders of Notes is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder, under the Transaction Documents or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 511.  Delay or Omission not Waiver.
                                ----------------------------

                  None of the Indenture Trustee, the Servicer nor any Holder of any Note shall by any act, delay, omission or otherwise be deemed to have waived any of its rights, remedies or privileges hereunder and no waiver shall be valid unless made pursuant of this Indenture. A waiver made pursuant to this Indenture of any right, remedy or privilege hereunder on any one occasion shall not be construed as a bar to any right, remedy or privilege which the Indenture Trustee, the Servicer or any Holder of any Note would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Indenture Trustee, the Servicer or any Holder of any Note, any right, power or privilege hereunder or under the Notes shall be deemed a waiver of any default or acquiescence therein or shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Every right and remedy given by this Indenture or by any Transaction Document or by law to the Indenture Trustee, the Servicer or to the Holders may be exercised from time to time, and as often as may be deemed expedient, to the extent permitted by applicable law, by the Indenture Trustee, the Servicer or by the Holders, as the case may be.

                  SECTION 512.  Control by Holders.
                                ------------------

                  The Holders of a majority in aggregate principal amount of the Outstanding Notes (or their representative, which may be the Pass-Through Trustee or the Servicer) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee or otherwise granted to the Indenture Trustee hereunder, PROVIDED that such direction shall not be in conflict with any rule of law or with this Indenture and that the Indenture Trustee may take any



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


other action deemed proper by the Indenture Trustee which is not inconsistent with such direction.

                  SECTION 513.  Waiver of Past Defaults.
                                -----------------------

                  The Holders of not less than 66 2/3% in aggregate principal amount of the Outstanding Notes, on behalf of the Holders of all the Notes, may waive any past Default hereunder and its consequences, except a Default:

                  (1) in the payment of principal of or interest on any Notes, which shall require the waiver of each Holder of any Note so affected; or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note affected; or

                  (3) depriving the Indenture Trustee or any Holder of an Encumbrance upon any of the Mortgaged Properties.

                  Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

                  SECTION 514.  Undertaking for Costs.
                                ---------------------

                  All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or any Transaction Document, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess costs against any such party litigant in the manner and to the extent provided in the Trust Indenture Act; PROVIDED that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Issuer.




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


                  SECTION 515.  Waiver of Appraisement and Other Laws.
                                -------------------------------------

                  The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any appraisement, valuation, redemption, usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture or any Security Document or the absolute sale of the Trust Estate or any part thereof.

                  SECTION 516.  Marshalling; Payments Set Aside; Further
                                ---------------------------------------
Assurance.
---------

                  The Issuer, for itself and all who may claim under it, waives, to the extent that it may lawfully do so, all right to have the property in the Trust Estate marshal- led upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Indenture and/or any Security Document may order the sale of the Trust Estate as an entirety.

                  To the extent that the Issuer makes a payment or payments hereunder or the Indenture Trustee or any Holder of any Note enforces its security interests or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Encumbrances, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                  Upon the reasonable request of the Indenture Trustee, the Issuer will execute, acknowledge, record and/ or file such documents in form reasonably satisfactory to the Indenture Trustee and do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the purposes of this Indenture, including with respect to all collateral pledged under the Transaction Documents.




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


                                   ARTICLE SIX
                                   -----------

                              THE INDENTURE TRUSTEE
                              ---------------------

                  SECTION 601.  Certain Duties and Responsibilities.
                                -----------------------------------

                  The duties and responsibilities of the Indenture Trustee and the Servicer shall be as set forth in this Section.

                  (a) Subject to Section 601(b), the duties and responsibilities of the Indenture Trustee in respect of the Transaction Documents shall be as follows:

                  (1) The Indenture Trustee and the Servicer as agent for the Indenture Trustee shall have the full power and authority to do all things not inconsistent with the provisions hereof or any other Transaction Document which the Indenture Trustee or the Servicer may deem advisable in order to enforce the provisions hereof or thereof or to take any action with respect to a Default or an Event of Default hereunder or thereunder, or to institute, appear in or defend any suit or other proceeding with respect hereto or thereto, or to protect the interests of the Holders. Neither the Indenture Trustee nor the Servicer shall be answerable or accountable except for its own bad faith, willful misconduct or negligence. The Indenture Trustee and the Servicer as agent of the Indenture Trustee shall be authorized to make, at the expense of the Issuer, all required refilings of any Transaction Document to preserve the Encumbrances created thereby to the extent not done so by the Issuer as provided herein or therein, but shall have no obligation to take any other action to protect, preserve or enforce any rights or interests in the Transaction Documents or towards the execution or enforcement of the trusts hereby created which, in the Indenture Trustee's or the Servicer's opinion, shall be likely to involve expense or liability to the Indenture Trustee, unless the Indenture Trustee shall have received an agreement satisfactory to the Indenture Trustee in its sole discretion to indemnify it against such liability and expense. The Indenture Trustee shall not be required to inquire as to the performance or observance of any of the covenants or agreements in any Transaction Document to be performed or observed by the Issuer (including, without limita-tion, the necessity or desirability under any applicable law to re-record, re-register or re-file any Transaction Document) except for the delivery of scheduled reports, certificates and statements required by the terms of this Indenture and ensuring the timely filing of Uniform Commercial Code continuation statements in respect of the Uniform Commercial Code financing statements listed on Schedule 7 attached hereto. In accepting the trusts hereunder and under the other Transaction Documents, the Indenture Trustee is acting solely as Indenture Trustee hereunder and not in its individual capacity.

                  (2) Neither the Indenture Trustee nor the Servicer shall incur any liability in acting upon any signature, notice, request, consent, instrument, certificate, opinion, or other instrument reasonably believed by it to be genuine. In administering the trusts, the Indenture Trustee may execute any of the trusts or powers directly or through its agents or attorneys and may consult with counsel, accountants and other professionals or consultants to be selected and employed by it, and the Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice of any such Person nor for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts.

                  (3) Neither the Indenture Trustee nor the Servicer shall have any duty to make, arrange or ensure the completion of any recording, filing or registration of any Transaction Document, any instrument of further assurance, any instrument constituting part of the Trust Estate, or any amendments or supplements to any of said instruments, other than those refilings referred to in Section 601(a)(1) above, and neither the Indenture Trustee nor the Servicer shall have any duty to make, arrange or ensure the completion of the payment of any fees, charges or taxes in connection therewith (and the Indenture Trustee and the Servicer may act with respect to the Transaction Documents and pay out deposited monies without regard thereto), or to give any notice thereof, or to make, arrange or ensure the completion of the payment of or be under any duty in respect of any tax, assessment or other governmental charge which may be levied or assessed on any of the Trust Estate or any part thereof or against the Issuer.

                  (4) Whenever in administering the trust the Indenture Trustee or the Servicer as the agent of the Indenture Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee or the Servicer, as the case may be, may, in the absence of willful misconduct or knowledge to the contrary on the part of the Indenture Trustee, rely upon (unless other evidence in respect thereof be specifically prescribed herein or in any other Transaction Document) an Officer's Certificate and such Officer's Certificate shall be full warrant to the Indenture Trustee and the Servicer for any action taken, suffered or omitted by either of them on the faith thereof, but in its discretion the Indenture Trustee may in lieu thereof accept other evidence of such fact or matter or may require such further or additional evidence as may seem reasonable to it.

                  (5) Neither the Indenture Trustee nor the Servicer shall be concerned with or accountable to any Person for the use or application of any deposited monies which shall be released or withdrawn in accordance with the provisions hereof or of any other Transaction Document, or of any property or securities or the proceeds thereof which shall be released from the Encumbrance hereof or thereof in accordance with the provisions hereof or thereof and neither the Indenture Trustee nor the Servicer shall have any liability for the acts of other parties which are not in accordance with the provisions hereof.

                  (6) Neither the Indenture Trustee nor the Servicer shall be liable to any Holder with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee (or the Servicer as agent for the Indenture Trustee), or exercising any trust or power conferred upon the Indenture Trustee (or the Servicer as agent for the Indenture Trustee), under this Indenture.

                  (7) Neither the Indenture Trustee nor the Servicer shall be charged with knowledge of any Event of Default under any Transaction Document (except default in the payment of monies to the Indenture Trustee or the Servicer which the Issuer is required to pay or cause to be paid to the Indenture Trustee or the Servicer, as the case may be, on or before a specified date and except default in the delivery of any certificate, opinion or other document expressly required to be delivered to the Indenture Trustee pursuant to any Transaction Document), unless either (i) a Responsible Officer of the Indenture Trustee assigned to its corporate trust department in the case of the Indenture Trustee, or a Servicing Officer (as defined in the Trust and Servicing Agreement), in the case of the Servicer, shall have knowledge of such Event of Default or (ii) written notice of such Event of Default shall have been given to and received by the Indenture Trustee or the Servicer, as the case may be, by the Issuer, any other obligor on the Notes or by any Holders of at least 10% in aggregate principal amount of the Notes then Outstanding.

                  The Indenture Trustee (or the Servicer as agent for the Indenture Trustee) may, without the consent of the Holders, give any consent, waiver or approval under and contemplated by any Transaction Document, but shall not (i) without the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Outstanding Notes consent to any amendment or modification of any Transaction Document in any respect having a material adverse effect on the interests of the Holders generally, except as expressly provided by the terms thereof, (ii) consent to any amendment or modification of any Transaction Document in any respect having a material adverse effect on the interests of any individual Holder apart from the effect on the interests of the Holders generally without the consent of each individual Holder that would be affected thereby, or (iii) without the prior written consent of all the Holders, consent to or accept any cancellation or termination of any Transaction Document, or any change in the manner or amount of payment of the Notes.

                  (b) The duties and responsibilities of the Indenture Trustee in respect of this Indenture shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall in the exercise of its good faith business judgment believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 601(b).

                  (c) It is expressly understood and agreed among the parties hereto that the Servicer is authorized to act on behalf of the Indenture Trustee with respect to the servicing of the Trust Estate and to take any action permitted to be taken hereunder by the Indenture Trustee or its agent (provided that the Servicer takes such action in accordance with the servicing standards in the Trust and Servicing Agreement), and that the Indenture Trustee shall not, without the consent of the Servicer (which consent may not be unreasonably withheld), take any action independently of the Servicer with respect to the servicing of the Trust Estate, unless the Servicer has been terminated hereunder or under the Trust and Servicing Agreement.

                  SECTION 602.  Money Held in Trust.
                                -------------------

                  Money held by the Indenture Trustee, or the Servicer as the agent for the Trustee, hereunder shall be held in trust for the purposes for which it was paid, and shall be segregated from any other monies held by the Servicer, and if held by the Indenture Trustee shall be segregated at the Corporate Trust Office from any other monies held by the Indenture Trustee, and may be deposited by the Indenture Trustee under such general conditions as may be prescribed by law in the trust department of the Indenture Trustee. Neither the Indenture Trustee nor the Servicer shall be under any liability for interest on any money received by it hereunder except as provided in this Indenture or as otherwise agreed with the Issuer. Within thirty days after the end of each month or portion thereof during the term of the Notes, the Indenture Trustee (or the Servicer as its agent) shall deliver to the Issuer and, upon request, to the Holder of any Note, a statement of the receipts and disbursements from the Payment Account and any other amounts received or disbursed by the Indenture Trustee (or the Servicer as its agent) under this Indenture or otherwise in respect of the Trust Estate during the preceding calendar month. Absent an Event of Default, the

Indenture Trustee shall not be obligated to review the statement of the receipts of and the disbursements from the Payment Account to determine that the funds have been disbursed by the Issuer in accordance with this Indenture.

                  SECTION 603.  Notice of Defaults.
                                ------------------

                  The Indenture Trustee and the Servicer, promptly after either of them acquires knowledge of the occurrence of any Default under this Indenture or any other Transaction Document, shall notify in writing the Servicer (in the case of knowledge acquired by the Indenture Trustee), the Indenture Trustee (in the case of knowledge acquired by the Servicer), Issuer, all Holders of then Outstanding Notes, and the Rating Agencies of any such Default, unless all such Defaults known to the Indenture Trustee, or the Servicer, as the case may be, shall have been cured before the giving of such notice; PROVIDED that, except in the case of a Default in the payment of the principal of and interest on any of the Notes, the Indenture Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee composed of directors and/or Responsible Officers of the Indenture Trustee in good faith determines that the withholding of such notice is in the interest of Holders of the Notes.

                  SECTION 604.  Certain Rights of Indenture TRustee and the
                                -------------------------------------------
Servicer.
--------

                  Subject to the provisions of Section 601:

                  (a) the Indenture Trustee and the Servicer may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order;

                  (c) whenever in the administration of this Indenture the Indenture Trustee or the Servicer shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee or the Servicer, as the case may be (in either case unless other evidence be herein specifically prescribed), may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                  (d) the Indenture Trustee and the Servicer may, and, if the Holders of more than 10% in aggregate principal amount of Outstanding Notes so request (or, with respect to any lawsuit in which the Indenture Trustee is named as a party, at the request of any Holder), shall, consult with counsel and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) neither the Indenture Trustee nor the Servicer shall be under any obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Indenture Trustee or the Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) neither the Indenture Trustee nor the Servicer, as the case may be, shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (except as may be required of the Servicer in connection with the Trust and Servicing Agreement), but the Indenture Trustee or the Servicer, as the case may be, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney; and

                  (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  SECTION 605.  Compensation and Reimbursement.
                                ------------------------------

                  (a) The Servicer agrees:

                  (1) to pay to the Indenture Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of this Indenture, the other Transaction Documents, the Underwriting Agreement, the Trust and Servicing Agreement or the Management Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Indenture Trustee's negligence, willful misconduct or bad faith; and

                  (3) to indemnify (to the extent recoverable pursuant to Section 1301) the Indenture Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct, or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, under the other Transaction Documents or under any other instrument included in the Trust Estate, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  (b) The Servicer shall be entitled to reimbursement for amounts paid by it pursuant to clauses (2) and (3) of Section 605(a) pursuant to, and to the extent provided in, Section 1301.

                  SECTION 606.  Disqualification; Conflicting Interests.
                                ---------------------------------------

                  (a) If the Indenture Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Indenture Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

                  (b) If the Indenture Trustee has or shall acquire any conflicting interest under the provisions of any state law applicable to this Indenture or the Mortgage, the following shall apply:

                  (1) such Indenture Trustee shall, within ninety days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign, such resignation to become effective upon the appointment of a successor Indenture Trustee and such successor's acceptance of such appointment; and the Issuer shall take prompt steps to have a successor appointed in the manner provided herein;

                  (2) in the event that such Indenture Trustee shall fail to comply with the provisions of subparagraph (a), such Indenture
         Trustee shall, within ten days after the expiration of such ninety-day period, transmit notice of such failure by mail (i) to all registered Holders as the names and addresses of such Holders appear in the Register, (ii) to such Holders as have, within the two years preceding such transmission, filed their names and addresses with the Indenture Trustee for the purpose of receiving notices or reports to the Holders, and (iii) to all Holders whose names and addresses are contained in information currently preserved by the Indenture Trustee for such purpose in accordance with provisions of this Indenture requiring the Issuer to furnish or cause to be furnished to the Indenture Trustee at stated intervals of not more than six months, and at such other times as the Indenture Trustee may request in writing, all information in the possession or control of the Issuer, or of any of its Paying Agents, as to the names and addresses of the Holders, and requiring the Indenture Trustee to preserve, in as current a form as is reasonably practicable, all such information so furnished to it or received by it in the capacity of Paying Agent; and

                  (3) any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of such Indenture Trustee, and the appointment of a successor, if such Indenture Trustee fails, after written request therefor by such Holder, to comply with the provisions of subparagraph (1).

                  SECTION 607.  Eligibility of the Indenture Trustee and the
                                --------------------------------------------
Servicer.
--------

                  (a) The Issuer agrees, for the benefit of the Holders, that there shall at all times be an Indenture Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $100,000,000, and is subject to supervision or examination by Federal or State authority and has a rating on its unsecured long-term debt of at least "BBB" from each Rating Agency. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition as published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  (b) The Servicer shall at all times as it is acting as the agent of the Indenture Trustee hereunder meet the eligibility requirements set forth in Section 6.04(i)(B) of the Trust and Servicing Agreement. If at any time the Servicer shall cease to be eligible in accordance with the provisions of this Section or Section 6.04(i)(B) of the Trust and Servicing Agreement, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 608.  Authorization of Indenture Trustee and the
                                ------------------------------------------
Servicer.
--------

                  (a) The Indenture Trustee represents and warrants that it is duly authorized under applicable law, its articles of association and its by-laws to authenticate the Notes in accordance with the terms hereof, to perform its obligations hereunder and under the Security Documents

Assignment and the other Transaction Documents and to execute and deliver this Indenture and the Security Documents Assignment and all corporate action necessary or required therefor has been duly and effectively taken or obtained.

                  (b) The Servicer represents and warrants that it is duly authorized under applicable law, its articles of association and its by-laws to service the Trust Estate and the Notes in accordance with the terms hereof and of the Trust and Servicing Agreement, to perform its obligations hereunder and thereunder and to execute and deliver this Indenture and the Trust and Servicing Agreement, and all corporate action necessary or required therefor has been duly and effectively taken or obtained.

                  SECTION 609.  Merger, Conversion, Consolidation or Succession
                                -----------------------------------------------
to Business.
-----------

                  Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which it shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.

                  SECTION 610.  Preferential Collection of Claims Against
                                -----------------------------------------
Issuer.
------

                  If and when the Indenture Trustee or the Servicer shall be or become a creditor of the Issuer (or any other obligor upon the Notes), the Indenture Trustee as its agent shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer (or any such other obligor).

                  SECTION 611.  Resignation and Removal; Appointment of
                                ---------------------------------------
Successor.
---------

                  (a) No resignation or removal of the Indenture Trustee or the Servicer and no appointment of a successor Indenture Trustee or Servicer pursuant to this Article shall become effective until the acceptance of appointment by the successor Indenture Trustee in accordance with the applicable requirements of Section 612 or the acceptance of appointment by the successor Servicer in accordance with the applicable requirements of the Trust and Servicing Agreement.

                  (b) The Indenture Trustee may resign at any time by giving written notice thereof to the Issuer and a copy of such notice to the Servicer. If the instrument of acceptance by a successor Indenture Trustee required by
Section 612 shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  (c) The Indenture Trustee may be removed at any time by the Holders of a majority in principal amount of the Outstanding Notes and notice of such action by the Holders shall be delivered to the Indenture Trustee, the Servicer, the Rating Agencies and the Issuer.

                  (d) If at any time:

                  (1) the Indenture Trustee shall fail to comply with Section 606 after written request for compliance by the Indenture Trustee or from the Issuer or from any Holder who has been a bona fide Holder of a Note for at least six months, or

                  (2) the Indenture Trustee shall cease to be eligible under
         Section 607 and shall fail to resign after written request therefor by the Issuer or by any such Holder of Notes, or

                  (3) the Indenture Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Indenture Trustee or of its property shall be appointed or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer may remove the Indenture Trustee with respect to all Notes, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee with respect to all Notes and the appointment of a successor Indenture Trustee or Indenture Trustees.

                  (e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Indenture Trustee for any cause, the Issuer shall promptly appoint a successor Indenture Trustee or Indenture Trustees with respect to the Notes (which appointment shall be subject to the approval of the Holders of a majority in aggregate principal amount of the Outstanding Notes) and shall comply with the applicable requirements of Section 612. The Indenture Trustee shall, however, continue to act as Paying Agent for Outstanding Notes until the appointment of a successor Paying Agent. If, within 60 days after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Indenture Trustee shall not have been appointed by the Issuer and shall not have accepted such appointment in accordance with the applicable requirements of Section 612, then a successor Indenture Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Notes delivered to the Issuer and the retiring Indenture Trustee, and the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 612, become the successor Indenture Trustee with respect to the Notes. If, within 120 days after such resignation, removal or incapability, or the occurrence of such vacancy, no successor Indenture Trustee shall have been so appointed and accepted appointment in the manner required by Section 612, the Issuer or any bona fide Holder of a Note may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. Notwithstanding any resignation or removal of a Person acting as Indenture Trustee hereunder, the Servicer shall be deemed for purposes of this Indenture and the servicing of the Notes and the Trust Estate the agent of any successor Indenture Trustee duly appointed and acting as such hereunder, including any successor Indenture Trustee appointed pursuant to this Article.

                  (f) The Issuer shall give written notice of each resignation and each removal of the Indenture Trustee or the Servicer and each appointment of a successor Indenture Trustee by giving notice of such event to each of the Holders, the Servicer (in the case of a resignation or removal of the Indenture Trustee), the Indenture Trustee (in the case of a resignation or removal of the Servicer) and the Rating Agencies. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

                  SECTION 612.  Acceptance of Appointment by Successor.
                                --------------------------------------

                  (a) In case of the appointment hereunder of a successor Indenture Trustee, the successor Indenture Trustee so appointed shall execute, acknowledge and deliver to the Issuer and to the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee except that the retiring Indenture Trustee shall continue to act as Paying Agent for the Outstanding Notes until the appointment of a successor Paying Agent; but, on the request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of all amounts due to it, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, including transferring the Payment Account, Holdover Account, the Rent Collection Account and the Reserve Accounts, to the successor Indenture Trustee, shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder, shall take such action as may be necessary to provide for the appropriate interest in the Trust Estate to be vested in such successor Indenture Trustee, and shall execute and deliver any amendments to the Transaction Documents necessary in connection therewith, but shall not be responsible for the recording of such documents and instruments as may be necessary to give effect to the foregoing.

                  Upon request of any such successor Indenture Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts referred to in this Section.

                  No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article.

                  (b) In case of the appointment or other succession of a replacement Servicer hereunder, which shall only be made upon receipt of written confirmation from each Rating Agency that such succession or replacement shall not result in a withdrawal or downgrade of the rating of any Class of Certificates then outstanding, the successor Servicer shall execute, acknowledge and deliver to the Company and the Indenture Trustee an instrument accepting such appointment; PROVIDED, HOWEVER, that any successor Servicer under the Trust and Servicing Agreement shall, by its acceptance of appointment or its succession thereunder, automatically succeed to the obligations of the Servicer hereunder to the extent provided under the Trust and Servicing Agreement. Notwithstanding the foregoing, the predecessor Servicer shall execute and deliver an instrument transferring to such successor Servicer all the rights, power and trusts of the predecessor Servicer, including transferring all property and money held by such predecessor Servicer hereunder, and shall execute and deliver any amendments to the Loan Documents necessary in connection with the transfer of its obligations as Servicer.

                  SECTION 613.  Appointment of Authenticating Agent.
                                -----------------------------------

                  The Indenture Trustee may appoint an Authenticating Agent or Agents with respect to the Notes which shall be authorized to act on behalf of the Indenture Trustee to authenticate Notes issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 304, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Indenture Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Indenture Trustee or the Indenture Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Indenture Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Indenture Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuer and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $100,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Indenture Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Indenture Trustee and to the Issuer. The Indenture Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Notes. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an

Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Indenture Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Indenture Trustee shall be entitled to be reimbursed for such payments.

                  If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Indenture Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Notes referred to in the within-mentioned Indenture.

                                      BANKERS TRUST COMPANY OF
                                      CALIFORNIA, N.A.,
                                              As Indenture Trustee


                                      By__________________________,
                                           As Authenticating Agent



                                      By__________________________,
                                                Authorized Officer

                  SECTION 614.  The Rating Agencies.
                                -------------------

                  The Indenture Trustee and the Servicer shall deliver to the Rating Agencies all of the materials received by the Indenture Trustee or the Servicer from the Issuer pursuant to Section 1008(a)(ii) hereof, any other quarterly or annual materials in the possession of the Indenture Trustee or the Servicer requested by the Rating Agencies in accordance with their monitoring activities, a copy of any notices delivered by or to the Issuer under Section 502 hereof and notice of any Improvements at any Mortgaged Property or any part thereof of which the Indenture Trustee or the Servicer, as the case may be, receives notice.

                  SECTION 615.  Investments.
                                -----------

                  The Indenture Trustee and the Servicer shall invest any amounts held under this Indenture, pending their application to the purposes herein provided, in Eligible Investments, which investment, so long as no Event of Default has occurred and is continuing hereunder, shall (unless otherwise provided herein) be upon the written direction of the Issuer. Neither the Indenture Trustee nor the Servicer shall make any investment requiring a payment above par for an obligation if the obligation may be prepaid at the option of the issuer thereof prior to its maturity nor shall the Indenture Trustee or the Servicer make any investment in an interest-only strip if the security related thereto is prepayable. Any such investments shall mature or be redeemable upon the option of the holder thereof on or prior to the earlier of (x) three months from the date of their purchase or (y) the Banking Day preceding the day before the date such amounts are required to be applied under this Indenture. Neither the Indenture Trustee nor the Servicer shall be responsible for their respective inability to invest funds received after 12:00 noon New York City time. After application to the purposes for which any amounts invested pursuant to this
Section 615 are held and so long as no Event of Default has occurred and is continuing hereunder, any investment income earned from such investments shall be transferred to the Issuer.

                  SECTION 616.  Unclaimed Funds; Holdover Account.
                                ---------------------------------

                  At the expiration of two years following the Stated Maturity of Notes issued hereunder, the Indenture Trustee shall notify the Issuer of any monies deposited in the Holdover Account for such Notes then remaining on deposit and unclaimed by the lawful owner thereof and all such monies and any accrued interest on such monies shall be paid to the Issuer upon written request of the Issuer for the payment thereof and the person entitled to receive such monies thereafter shall look only to the Issuer for payment thereof as an unsecured general creditor (and in such event such Holder may look to the Issuer to the extent of the amounts so discharged notwithstanding the provisions of
Section 114), and all liability of the Indenture Trustee or any Paying Agent with respect to such trust money shall thereupon cease; provided that the Indenture Trustee, before being required to make any such repayment, may, at the expense of the Issuer, cause to be published at least once but not more than three times in a newspaper in the

English language customarily published on each Banking Day and of general circulation, in New York, New York, a notice to the effect that said monies remain unclaimed and have not been applied for the purpose for which they were deposited, and that after a date specified therein, which shall be not less than 30 days after the date of first publication of said notice, any unclaimed balance of said monies then remaining in the hands of the Indenture Trustee will be paid to the Issuer upon its written directions. Any successor to the Issuer through merger, consolidation or otherwise or any recipient of substantially all the assets of the Issuer in a liquidation of the Issuer shall remain liable for the amount of any unclaimed balance paid to the Issuer pursuant to this Section.

                  SECTION 617.  Communications to be Sent to the Rating
                                ---------------------------------------
Agencies.
--------

                  (a) The Indenture Trustee and the Servicer shall send a copy of each supplement, notice, certificate, request, demand, financial statement and any other written communication sent by it or received by it pursuant to or in connection with this Indenture, the other Transaction Documents or any Mortgaged Property or any part thereof, other than statements of the Indenture Trustee's fees and expenses and other communications of a similarly solely administrative nature (in the Indenture Trustee's or the Servicer's, as the case may be, sole opinion), to the Rating Agencies and to any Holder requesting delivery of all or part of such information in writing who provides the Indenture Trustee with an address for delivery of such information and reasonably satisfactory evidence that such Person is a Holder. The Indenture Trustee shall send to the Rating Agencies within two Banking Days of its receipt thereof (i) a copy of any election of notice of redemption (in whole or in part) affecting the Notes and (ii) a copy of any request for the Indenture Trustee's consent or approval.

                  (b) The Indenture Trustee shall:

                  (i) immediately send to the Issuer after the date on which any installment of interest or other amounts on the Notes becomes due and payable hereunder and is not paid, a written demand for payment thereof;

                 (ii) immediately send to the Issuer after any amount other than principal or interest becomes due and payable hereunder and is not paid, a written demand for payment of such amount;

            (iii) send to the Issuer, within five Banking Days after a Responsible Officer of the Indenture Trustee acquires actual knowledge that any mechanic's lien or other Encumbrance has been filed against any Mortgaged Property or any part thereof, a written demand that the Issuer bond or otherwise satisfy such Encumbrance; and

             (iv) promptly send to the Issuer as soon as the Indenture Trustee acquires knowledge thereof of (A) any failure by the Issuer to perform or comply with any of the terms of this Indenture or any other Transaction Document, or (B) any breach of a representation or warranty made by the Issuer in this Indenture, any other Transaction Document or any other agreement or instrument to which the Issuer is a party, written notice of such failure or breach and demand for cure in accordance with the Indenture.

                  SECTION 618.  Separate Indenture Trustees and Co-trustees.
                                -------------------------------------------

                  (a) At any time or times, for the purpose of meeting legal requirements applicable to the Indenture Trustee or the Trust Estate, the Indenture Trustee shall have the power to appoint one or more Persons to act as separate trustees or co-trustees hereunder, jointly with the Indenture Trustee, of any of the Trust Estate, including the Mortgaged Properties, subject to this Indenture, and any such Persons shall be such separate trustee or co-trustee, with such powers and duties consistent with the Transaction Documents as shall be specified in the instrument appointing such Person but without thereby releasing the Indenture Trustee from any of its duties hereunder. If the Indenture Trustee shall request the Issuer and/or the Servicer so to do, the Issuer and/or the Servicer, as the case may be, shall join with the Indenture Trustee in the execution of such instrument, but the Indenture Trustee shall have the power to make such appointment without making such request.

                  (b) Every separate trustee and co-trustee shall, to the extent not prohibited by law, be subject to the following terms and conditions:

                  (1) The rights, powers, duties and obligations conferred or imposed upon such separate or co-trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate or co-trustee jointly, as shall be provided in the appointing instrument, except to the extent that under any law of any jurisdiction in which any particular act is to be performed any nonresident trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or co-trustee;

                  (2) The Notes shall be authenticated and delivered, and all rights, powers, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised solely, by the Indenture Trustee (or by the Servicer as its agent); and

                  (3) The Indenture Trustee may at any time by written instrument accept the resignation of or remove, upon the concurrence of the Issuer, any such separate trustee or co-trustee, and, upon the request of the Indenture Trustee, the Issuer and the Servicer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to make effective such resignation or removal, but the Indenture Trustee shall have the power to accept such resignation or to make such removal without making such request. A successor to a separate trustee or co-trustee so resigning or removed may be appointed in the manner otherwise provided herein.

                  (c) Such separate trustee or co-trustee, upon acceptance of such trust, shall be vested with the estates or property specified in such instrument, jointly with the Indenture Trustee, and the Indenture Trustee shall take such action as may be necessary to provide for the appropriate interest in the Trust Estate to be vested in such separate trustee or co-trustee, including the execution and delivery of any amendments to the Transaction Documents necessary in connection therewith and the recording of such documents and instruments as may be necessary to give effect to the foregoing. Any separate trustee or co-trustee may, at any time, by written instrument constitute the Indenture Trustee, his agent or attorney in fact with full power and authority, to the extent permitted by law, to do all acts and things and exercise all discretion authorized or permitted by him, for and in behalf of him and in his name. If any separate trustee or co-trustee shall be dissolved, become incapable of acting, resign, be removed or die, all the estates, property, rights, powers, trusts, duties and obligations of said separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Indenture Trustee, without the appointment of a successor to said separate trustee or co-trustee, until the appointment of a successor to said separate trustee or co-trustee is necessary as provided in this Indenture.

                  (d) Any notice, request or other writing, by or on behalf of any Holder, delivered to the Indenture Trustee shall be deemed to have been delivered to all separate trustees and co-trustees.

                  SECTION 619.  Fidelity Bond and Errors and Omissions Coverage.
                                -----------------------------------------------

                  In connection with its responsibilities hereunder, and for the term of this Indenture, the Indenture Trustee shall maintain a fidelity bond in an amount sufficient to satisfy the Rating Agencies. Notwithstanding the foregoing, the Indenture Trustee will be deemed to have complied with the requirement set forth in the preceding sentence if one of its respective affiliates has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Indenture Trustee. In addition, the Indenture Trustee shall keep in force during the term of the Indenture a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers, employees and agents in connection with its obligations under the Indenture, such policies to be in such form and amounts as are necessary to satisfy the Rating Agencies.

                  Any fidelity bond or errors and omissions coverage maintained by the Servicer or its affiliates in accordance with the Trust and Servicing Agreement shall extend to the Servicer's obligations under this Indenture. In any event, the Servicer shall maintain such bond and such coverage in such form and amounts as are necessary to satisfy the Rating Agencies.

                  The foregoing provisions of this Section 619 shall not apply to any Indenture Trustee or Servicer to the extent that the long-term obligations of such Person is then rated in one of the two highest rating categories by each Rating Agency.


                                  ARTICLE SEVEN
                                  -------------

                     HOLDERS' LISTS AND REPORTS BY INDENTURE
                               TRUSTEE AND ISSUER
                     ---------------------------------------

                  SECTION 701.  Issuer to Furnish Indenture Trustee and Servicer
                                ------------------------------------------------
Names and Addresses of Holders.
------------------------------

                  The Issuer will furnish or cause to be furnished to the Indenture Trustee and the Servicer:

                  (a) semi-annually, not later than February 15 and August 15 in each year, a list, in such form as the Indenture Trustee and the Servicer may reasonably and respectively require, of the names and addresses of the Holders as of the preceding December 31 or June 30, as the case may be, and

                  (b) at such other times as the Indenture Trustee or the Servicer may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

EXCLUDING from any such list names and addresses received by the Indenture Trustee in its capacity as Note Registrar.

                  SECTION 702.  Preservation of Information; Communications to
                                ----------------------------------------------
Holders.
-------

                  (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Indenture Trustee as provided in Section 701 and the names and addresses of Holders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                  (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Notes, and the corresponding rights and privileges of the Indenture Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Notes, by receiving and holding the same, agrees with the Issuer and the Indenture Trustee that none of the Issuer, the Servicer, the Indenture Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

                  SECTION 703.  Reports by Indenture Trustee.
                                ----------------------------

                  (a) The Indenture Trustee shall transmit to Holders such reports concerning the Indenture Trustee and its actions (and those of the Servicer as its agent) under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Indenture Trustee with each stock exchange upon which any Notes are listed, with the Commission, the Servicer and with the Issuer. The Issuer will notify the Indenture Trustee and the Servicer when any Notes are listed on any stock exchange.

                  SECTION 704.  Reports by the Issuer.
                                ---------------------

                  (a) The Issuer shall file with the Indenture Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; PROVIDED that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15 of the Exchange Act shall be filed with the Indenture Trustee within 15 days after the same is so required to be filed with the Commission.

                  (b) The Issuer shall, at the Issuer's expense, promptly deliver to the Indenture Trustee and the Servicer, for distribution to the Rating Agencies at the Issuer's expense, copies of all reports, statements and information required to be delivered by the Issuer pursuant to any Transaction Document.

                  SECTION 705.  Release of Collateral.
                                ---------------------

                  In the event the Issuer seeks to obtain a release of the Encumbrance of any of the Mortgaged Properties pursuant to Section 1109, the Issuer shall file with the Indenture Trustee and the Commission, and transmit to the Holders and each Rating Agency, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act.


                                  ARTICLE EIGHT
                                  -------------

                              CONDITIONS PRECEDENT
                              --------------------

                  SECTION 801.  Conditions Precedent to Exchange of Notes for
                                ---------------------------------------------
the Original Note.
-----------------

                  The obligation of the initial Holder to accept the Notes in exchange for the Original Note is subject to the fulfillment by the Issuer of the following conditions precedent no later than the Issuance Date:

                  (a) REPRESENTATIONS AND WARRANTIES; COMPLIANCE WITH CONDITIONS. The representations and warranties of the Issuer contained in this Indenture and the other Transaction Documents shall be true and correct in all material respects on and as of the Issuance Date with the same effect as if made on and as of such date, and no event shall have occurred and be continuing that would constitute, by reason of the execution, delivery and performance of this Indenture, the grant of the Encumbrances in the Mortgaged Properties contemplated hereby, the issuance of the Notes, or the consummation of the other transactions contemplated by this Indenture or the other Transaction Documents, a Default or an Event of Default and no Default or Event of Default would occur as a result of the issuance of the Notes; and the Issuer shall be in compliance in all material respects with all terms and conditions set forth in this Indenture and in each Note and the other Transaction Documents on its part to be observed or performed.

                  (b) SECURITY DOCUMENTS ASSIGNMENT. The Indenture Trustee shall have received from KPMCC fully executed and acknowledged counterparts of the Security Documents

Assignment submitted for recordation in the appropriate recording office in respect of each Mortgaged Property and such other documents and instruments as the Indenture Trustee may reasonably request, so as to effectively transfer and assign all of KPMCC's rights, titles and interests in, to and under each of the Security Documents to the Indenture Trustee.

                  (c) INDENTURE AND NOTES. The Indenture Trustee shall have received from the Issuer fully executed and acknowledged counterparts of this Indenture.

                  (d) MORTGAGE AND ASSIGNMENT OF LEASES. Each of the Mortgage and the Assignment of Leases shall be in full force and effect and the Indenture Trustee shall have received a true, correct and complete copy thereof. The Indenture Trustee shall have received satisfactory evidence to it that the Mortgage and Assignment of Leases in respect of each Mortgaged Property continues to be validly and effectively recorded in the appropriate recording office for such Mortgaged Property so as to maintain a valid and enforceable first priority Encumbrance on such Mortgaged Property and the Leases and Rents in respect of such Mortgage Property, subject only to the Permitted Encumbrances and such other Encumbrances as are permitted pursuant to the Security Documents.

                  (e) MANAGEMENT AGREEMENT, ENVIRONMENTAL INDEMNITY AND ASSIGNMENT OF MANAGEMENT AGREEMENT. Each of the Management Agreement, the Environmental Indemnity and the Assignment of Management Agreement shall be in full force and effect and the Indenture Trustee shall have received a true, correct and complete copy thereof.

                  (f) ENCUMBRANCES. The Issuer shall have taken or caused to be taken such actions in such a manner so that the Indenture Trustee has valid and perfected first priority Encumbrances as of the Issuance Date in all of the Mortgaged Properties, subject only to applicable Permitted Encumbrances and such other Encumbrances as are permitted pursuant to the Security Documents, and the Indenture Trustee shall have received satisfactory evidence thereof.

                  (g) INSURANCE. The Indenture Trustee shall have received valid certificates of insurance for the policies of insurance required by the Mortgage to be carried evidencing (A) the issuance of such policies by one or more Rated Insurance Carriers, (B) the payment of all premiums payable for the existing policy period, but not to exceed one year, and (C) coverage which meets all of the requirements set forth in the Mortgage.

                  (h) TITLE INSURANCE. The Indenture Trustee shall have received the Title Insurance Policy naming the Indenture Trustee as named insured.

                  (i) OPINIONS. The Indenture Trustee shall have received an opinion of counsel for the Issuer, prepared in accordance with the requirements of the Trust Indenture Act.

                  (j) COMPLETION OF PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Indenture, the Notes, the Security Documents and the Related Documents and all documents incidental thereto shall be satisfactory in form and substance to the Indenture Trustee, and the Indenture Trustee shall have received all such counterpart originals or certified copies of such documents as the Indenture Trustee may reasonably request.


                                  ARTICLE NINE
                                  ------------

                       SUPPLEMENTAL INDENTURES; AMENDMENTS
                       -----------------------------------

                  SECTION 901.  Supplemental Indentures or Amendments Without
                                ---------------------------------------------
Consent of Holders.
------------------

                  Without the consent of any Holder, the Issuer, the Servicer and the Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or one or more amendments hereto or to all or any of the Notes or to any Security Document, in form satisfactory to the Indenture Trustee and the Servicer, for any of the following purposes:

                  (1) to add to the covenants of the Issuer for the benefit of the Holders of all Notes or to surrender any right or power herein conferred upon the Issuer, PROVIDED that such surrender shall not adversely affect the interests of any Holder of the Notes; or

                  (2) to evidence and provide for the acceptance of appointment hereunder by a successor Indenture Trustee or Servicer; or

                  (3) to cure any ambiguity, or to cure, correct or supplement any defective or inconsistent provision herein, in the Notes or in any Security Document, or to make any other provisions with respect to matters or questions arising under this Indenture, the Notes or any Security Document which shall not be inconsistent with the provisions of this Indenture, PROVIDED that such action shall not adversely affect the interests of the Holders of the Notes.

                  SECTION 902.  Supplemental Indentures With Consent of Holders.
                                ------------------------------------------------

                  With the consent of the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Notes, the Issuer and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                  (1) change the Stated Maturity of the principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the rate of interest thereon, or change any obligation of the Issuer to pay additional amounts in respect of the Notes or change the coin or currency in which any Note or any interest or other amount thereon is payable, or change the method of calculating the Default Amount or the Yield Maintenance Charge, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

                  (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or for any other reason under this Indenture; or

                  (3) modify any of the provisions of this Section, Section 513 or Section 1009, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby; or

                  (4) except as otherwise expressly provided in this Indenture or the Security Documents, deprive any Holder of the benefit of a first priority security interest in the Mortgaged Properties as provided in the Mortgages, or permit the creation of any Encumbrance ranking prior to or on a parity with the Encumbrance of this Indenture or any Security Document with respect to any of the Trust Estate, or terminate the Encumbrance of this Indenture or any Security Document on any property at any time subject hereto or thereto or deprive the Holder of any Note of the security afforded by the Encumbrance of this Indenture or any Security Document.

                  It shall not be necessary for any Act of the Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 903.  Execution of Supplemental Indentures.
                                ------------------------------------

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 904.  Delivery of Supplements.
                                -----------------------

                  Promptly after the execution by the Issuer, the Indenture Trustee and the Servicer of any supplemental indenture pursuant to the provisions of this Article, the Indenture Trustee shall mail, by first class mail, postage prepaid, a conformed copy of such supplement to each Holder of Notes and to the Rating Agencies. Any failure of the Indenture Trustee to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  SECTION 905.  Effect of Supplemental Indentures.
                                ---------------------------------

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 906.  Conformity with Trust Indenture Act.
                                -----------------------------------

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                  SECTION 907.  Reference in Notes to Supplemental Indentures.
                                ---------------------------------------------

                  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Indenture Trustee, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.


                                   ARTICLE TEN
                                   -----------

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                    -----------------------------------------

                  SECTION 1001.  Representations and Warranties of the Issuer.
                                 --------------------------------------------

                  The Issuer hereby represents and warrants to the Indenture Trustee, as of the Issuance Date, as follows:

                  (a) (i) The Issuer has been duly formed and is validly existing as a general partnership under the laws of the State of Delaware, with requisite partnership power and authority to own its properties and to transact the businesses in which it is now engaged. The Issuer is duly qualified to do business and to consummate the transactions contemplated hereby. The Issuer possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged, and the sole business of the Issuer is the ownership, management and operation of the Mortgaged Properties. The Issuer's Partnership Agreement has been duly executed, delivered, and is in full force and effect in accordance with its terms and has not been modified or amended.

             (ii) The Operating Partnership has been duly formed and is validly existing and in good standing as a limited partnership under the laws of the State of Delaware, with requisite partnership power and authority to own its properties and to transact the businesses in which it is now engaged, including, without limitation, to be a partner in the Issuer and the manager under the Management Agreement. The Operating Partnership is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, businesses and operations. The Operating Partnership possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged, including, without limitation, to be a general partner in the Issuer, and to execute and deliver the Transaction Documents and the Related Documents to which it is a party or to which the Issuer is a party on behalf of the Issuer. The Operating Partnership is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, businesses and operations. The Operating Partnership possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged. The Operating Partnership holds a 99% partnership interest in the Issuer. The Operating Partnership's Partnership Agreement and certificate of limited partnership have been duly executed, delivered and filed, and are in full force and effect in accordance with their respective terms and have not been modified or amended.

            (iii) The REIT has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Maryland, with all requisite corporate power and authority to own its properties and to transact the businesses in which it is now engaged, including, without limitation, to be the general partner in the Operating Partnership and the sole shareholder in GP Corp, and to execute and deliver the Transaction Documents and the Related Documents to which it is a party or to which the Operating Partnership is a party on behalf of the Operating Partnership. The REIT is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, businesses and operations. The REIT possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged. The REIT is the sole general partner in the Operating Partnership, holding a 95.9% general partnership interest therein. The REIT is the sole shareholder in GP Corp holding 100% of the outstanding shares of stock therein. The REIT Documents have been duly executed, delivered and filed, and are in full force and effect in accordance with their respective terms and have not been modified or amended.

             (iv) GP Corp has been duly organized and is validly existing and in good standing as a corporation under the laws of Delaware, with requisite corporate power and authority to own its properties and to transact the businesses in which it now engaged, including, without limitation, to be a partner in the Issuer, and to execute and deliver the Transaction Documents and the Related Documents to which it is a party or to which the Issuer is a party on behalf of the Issuer. GP Corp is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, businesses and operations. GP Corp possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged, and the sole business of GP Corp is to be a general partner in the Issuer. GP Corp holds a 1% general partnership interest in the Issuer. GP Corp is a duly qualified "real estate investment trust subsidiary" as defined in Section 856(i)(2) of the Internal Revenue Code. The certificate of incorporation and by-laws of GP Corp have been duly executed, delivered and filed, and are in full force and effect in accordance with their respective terms and have not been modified or amended.

                  (b) Each of the Issuer, the Operating Partnership, the REIT, GP Corp, and each Contributing Entity has taken all necessary corporate, partnership or trust action, as the case may be, to authorize the execution, delivery and performance of this Indenture, the other Transaction Documents and the Related Documents to which they are parties. This Indenture, the other Transaction Documents and the Related Documents have been duly executed and delivered by or on behalf of the Issuer, the Operating Partnership, the REIT, GP Corp, and each Contributing Entity, as applicable, and constitute legal, valid and binding obligations of the Issuer, the Operating Partnership, the REIT, GP Corp, and/or each Contributing Entity, as applicable, enforceable against such parties in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (c) The execution, delivery and performance by the Issuer, the Operating Partnership, GP Corp, the REIT and each Contributing Entity of the Transaction Documents and the Related Documents to which they are parties will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Transaction Documents) upon any of the property or assets of the Issuer, the Operating Partnership, GP Corp, the REIT or the Contributing Entities, as applicable, pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer, the Operating Partnership, GP Corp, the REIT or a Contributing Entity is a party or by which any of such parties is or are bound or to which any of its or their property or assets is subject, nor will such action result in any violation of the provisions of the Issuer's Partnership Agreement, the OP's Partnership Agreement, the certificate of incorporation and by-laws of GP Corp, the REIT Documents, the constituent documents of each Contributing Entity or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer, the Operating Partnership, GP Corp, the REIT or the Contributing Entities or any of its or their properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by the Issuer, the Operating Partnership, GP Corp, the REIT or each Contributing Entity of the Transaction Documents and the Related Documents to which they are parties, has been obtained and is in full force and effect.

                  (d) There is no action, suit, proceeding or investigation pending or, to the best of the Issuer's knowledge, threatened before any court, judicial or quasi-judicial body or administrative agency, (i) for the condemnation or taking by power of eminent domain of any portion of any Mortgaged Property, (ii) to revoke, attack or challenge the validity of, or rescind or modify the zoning of any portion of any Mortgaged Property or any building or improvement thereon or other permits previously issued with respect thereto, (iii) otherwise relating to the validity of the Mortgage or the Assignment of Leases or the proposed or actual use of any Mortgaged Property,
(iv) with respect to this Indenture, the other Transaction Documents or the Related Documents or the transactions contemplated hereby or thereby or (v) that, individually or in the aggregate, would have a Material Adverse Effect.

                  (e) The financial statements for the Issuer and for the Mortgaged Properties, copies of which have been furnished to the Indenture Trustee on or before the Issuance Date, comport with the requirements of Section 1008(a) and fairly present in all material respects the financial condition of the Issuer and of the Mortgaged Properties as at the dates of such financial statements and the results of operations and changes in net assets and cash flows for the period ended on the dates of such financial statements, all in conformity with generally accepted accounting principles, and no material adverse change in the financial condition of the Issuer and/or of any Mortgaged Property has occurred since the dates of such financial statements.

                  (f) The Issuer's principal place of business and chief executive office is 40 Skokie Boulevard, Northbrook, Illinois 60062-1626 and the foregoing address is the place at which its books and records relating to the Mortgaged Properties are kept.

                  (g) The Issuer has good and indefeasible title in fee to the Real Property, and good title to the Personalty and the Equipment, in each case, after giving effect to the transactions contemplated by the Transaction Documents, free and clear of all Encumbrances whatsoever except the Permitted Encumbrances, such other Encumbrances as are permitted hereunder and the Encumbrances created by the Security Documents. The Mortgage, has been recorded in the appropriate records, together with any Uniform Commercial

Code financing statements required to be filed in connection therewith, and as so recorded creates as security for the Notes (i) a valid, perfected first lien on each Mortgaged Property, subject only to Permitted Encumbrances, such other Encumbrances as are permitted pursuant to the Transaction Documents and the Encumbrances created by the Transaction Documents and (ii) a perfected first priority security interest in and to, and a perfected first priority collateral assignment of the Personalty (including the Leases) in which the Issuer has an interest, all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances, such other Encumbrances as are permitted pursuant to the Transaction Documents and the Encumbrances created by the Transaction Documents. Except for any Permitted Encumbrance, such other Encumbrances as are permitted pursuant to the Transaction Documents and the Encumbrances created by the Transaction Documents, after giving effect to the transactions contemplated by the Transaction Documents, there are no Encumbrances or claims for work, labor or materials affecting any Mortgaged Property which are or may be prior to, or of equal priority with, the Encumbrances created by the Mortgage. The Permitted Encumbrances and other Encumbrances permitted pursuant to the Transaction Documents do not adversely affect the use or operation of the Mortgaged Properties as contemplated on the date hereof or the ability of the Issuer to timely pay principal and interest due under the Notes.

                  (h) All property and similar tax returns required to have been filed with respect to each Mortgaged Property have been duly and timely filed, and all installments for the payment of real estate, property or similar taxes due to date and all other material Impositions imposed against, affecting or relating to each Mortgaged Property (other than those which have not become due), together with any fine, penalty, interest or cost for non-payment pursuant to such returns or pursuant to any assessments have been paid and discharged.

                  (i) The Issuer has no knowledge of any proposed tax assessment against a Mortgaged Property which could reasonably be expected to result in a Material Adverse Effect, other than those which are being actively contested by the Issuer in good faith and by appropriate proceedings, and for which such reserves or other appropriate provisions, if any, as shall be required in conformity with generally accepted accounting principles shall have been made or provided.

                  (j) The construction and use of each portion of each Mortgaged Property does not violate in any material respect and will not violate in any material respect (i) any zoning or building laws and ordinances or (ii) any building permits or any conditions, easements, rights-of-way, covenants or restrictions of record affecting any portion of the Mortgaged Property. Without limiting the foregoing, all material permits, certificates and licenses required to be obtained by the Issuer (or any other Person) for or in connection with the construction, development and use of the Mortgaged Properties have been issued and are in full force and effect. Each Mortgaged Property complies in all material respects with currently existing Legal Requirements (including, without limitation, applicable zoning ordinances) without the use or inclusion of any other property for parking or any other purpose.

                  (k) The Issuer is not subject to regulation under the Public Utility Holding Company Act of 1935 or the Federal Power Act. Neither the Issuer nor the Operating Partnership is required to be registered as an "investment company" within the meaning of the Investment Company Act of 1940.

                  (l) (i) Except as disclosed in the Environmental Reports, neither the Issuer nor any Contributing Entity has any liability, including, without limitation, any contingent liability, in connection with any Hazardous Substance Activity, on, at or relating to, any portion of the Mortgaged Properties under any Environmental Law.

                  (ii) Except as disclosed in the Environmental Reports, (A) there exists and has existed no Hazardous Substance Activity at, upon, under or within any portion of the Mortgaged Properties in violation of any Environmental Law and (B) there exists no condition which may constitute a violation of any Environmental Law at, upon, under, within or flowing or emanating from any portion of the Mortgaged Properties.

                  (iii) Except as disclosed in the Environmental Reports, (A) neither the Issuer nor any other Person has been or is involved in activities at or related to any portion of the Mortgaged Properties which activities could reasonably be expected to lead to (1) the imposition of any liability on the Issuer under any Environmental Law, or on any subsequent or former owner of any portion of the Mortgaged Properties, or (2) the creation of a lien with respect to any liability on any portion of the Mortgaged

Properties under any Environmental Law; and (B) no activity by any tenant or occupant of any portion of the Mortgaged Properties could reasonably be expected to result in a claim or liability under any Environmental Law on such tenant or occupant, on the Issuer or on any other subsequent or former owner of any portion of the Mortgaged Properties.

                  (iv) Except as disclosed in the Environmental Reports, the Issuer is not, and has no reason to believe that it may become, subject to a material liability under any Environmental Law.

                  (m) (i) Except as otherwise disclosed on Schedule 3, all Anchor Leases and Operating Agreements are in full force and effect and no term or condition thereof has been amended or modified in any material respect.

                  (ii) The Issuer has delivered to the Servicer a true and correct copy of the rent roll or schedule, as the case may be, dated December 31, 1993, for each Mortgaged Property (collectively, the "RENT ROLLS"), which sets forth each and every Lease which is in full force and effect as of such date with respect to each Mortgaged Property. The information set forth on the Rent Rolls is true and correct in all material respects as of such date. Except as disclosed in the Rent Rolls, no Leases are in effect as of such date with respect to any Mortgaged Property. The Issuer is (either directly or through an authorized agent) the owner and holder of the landlord's interest under each of the Leases set forth on the Rent Rolls and there are no prior outstanding assignments of any of such Leases, or any portion of the rents, additional rents, charges, issues or profits due and payable or to become due and payable thereunder, except for Permitted Encumbrances, such other Encumbrances as are permitted pursuant to the Transaction Documents and the Encumbrances created by the Transaction Documents. Each Lease constitutes the legal, valid and binding obligation of the Issuer and, to the knowledge of the Issuer, of each of the other parties thereto, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization or other similar laws relating to creditors' rights generally, and no notice of any lease default by any tenant under any Anchor Lease which remains uncured has been sent by the Issuer, except as disclosed on Schedule 3, and no notice of any default by the Issuer under any Anchor Lease which remains uncured has been received by the Issuer, except as disclosed on Schedule 3.

                  (n) Attached as Schedule 4 is a complete and accurate description of all policies of insurance currently in effect as of the Issuance Date for the Mortgaged Properties, each of which is in an amount not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to any Mortgaged Property. All premiums for the existing policy period, but not in excess of one year, have been paid with respect to each such insurance policy. Each such insurance policy requires at least 30 days' prior notice to the Servicer of termination or cancellation. The insurance policies described on Schedule 4 conform in all respects to the requirements in respect of property and liability insurance contained in the Mortgage.

                  (o) Neither this Agreement nor any other Transaction Document nor any other certificate, agreement or notice furnished to the Indenture Trustee by or on behalf of the Issuer for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact.

                  (p) The amounts to be received by the Indenture Trustee and the Holders under this Indenture and the Notes, to the extent that such amounts are or may be deemed to be interest under the Notes or any of the other Transaction Documents or otherwise in connection with the transactions contemplated by the Transaction Documents, constitute lawful interest and are not usurious or unlawful, and no aspect of the transactions contemplated by this Indenture or any of the other Transaction Documents is or will be usurious.

                  (q) No brokerage fees or commissions are payable in connection with this Indenture or the Notes to any Person claiming by, through or under the Issuer.

                  (r) All utility services, which are sufficient to permit each Mortgaged Property to be utilized in accordance with its current use, are available at or within the boundary lines of the respective Mortgaged Property. With respect to each Mortgaged Property, there is sufficient access to permit utilization of such Mortgaged Property fully in accordance with its current use.

                  (s) The Issuer is not a party to any separate agreements with tenants, other than their respective Leases, relating to a loan or other advance of funds made in connection with such Lease.

                  (t) All amounts received by the Issuer from the Operating Partnership on or prior to the date hereof in order to fund the Initial Reserve Account deposits or for any other purpose were funded to the Issuer by the Operating Partnership as capital contributions and have been reflected as such on the books and records of the Issuer.

                  SECTION 1002.  Payment of Principal and Interest.
                                 ---------------------------------

                  The Issuer covenants and agrees for the benefit of the Holders of the Notes that it will duly and punctually pay the principal of and interest on the Notes and any fees and other amounts, including, without limitation, Yield Maintenance Charges, due and payable in accordance with the terms of the Notes, this Indenture and the Security Documents.

                  SECTION 1003.  Maintenance of Office or Agency.
                                 -------------------------------

                  The Issuer will maintain or cause to be maintained an office or agency in the Borough of Manhattan, The City of New York, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture or the Security Documents may be served. The Issuer will give prompt written notice to the Indenture Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Issuer may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in accordance with the requirements set forth in the preceding paragraph. The Issuer will give prompt written notice to the Indenture Trustee and prompt notice to the Holders, in accordance with the provisions of Section 106, of any such designation or rescission and of any change in the location of such office or agency.

                  SECTION 1004.  Paying Agent; Issuing Agent; Money for Note
                                 -------------------------------------------
PAyments to be Held in Trust.
----------------------------

                  The Issuer hereby appoints the Indenture Trustee as Paying Agent at its Corporate Trust Office in connection with the Notes. The Issuer may not have more than one Paying Agent for the Notes at any time, however, the Servicer may act as the agent of the Indenture Trustee for such purpose and the Servicer hereby agrees to so act. On each due date for the principal of or interest on any Notes, the Issuer shall deposit with the Paying Agent a sum sufficient to pay when due the principal of or interest on the Notes so becoming due, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Indenture Trustee) the Issuer will promptly notify the Indenture Trustee of its action or failure to so act. On each due date of the principal of or interest on any Notes, the Paying Agent shall withdraw from the Payment Account a sum sufficient to pay when due the principal of or interest on the Notes so becoming due.

                  The Issuer will cause any Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and
(ii) during the continuance of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment in respect of the Notes, and upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums held in trust by such Paying Agent for payment in respect of the Notes.

                  The Issuer may, at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct the Paying Agent (if other than the Indenture Trustee or the Issuer) to pay, to the Indenture Trustee all sums held in trust by the Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by the Paying Agent; and, upon such payment by the Paying Agent to the Indenture Trustee, the Paying Agent shall be released from all further liability with respect to such money.

                  SECTION 1005.  [Reserved].




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                  SECTION 1006.  Statement as to Compliance.
                                 --------------------------

                  The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year, an Officer's Certificate stating, as to the authorized officer signatory thereto, that in the course of the performance by such officer of his present duties, he would normally obtain knowledge or have made due inquiry as to the existence of any Default or Event of Default and that to the best knowledge of such officer, based on such knowledge or due inquiry, (a) the Issuer has fulfilled all its obligations under this Indenture and the Security Documents throughout such year, or, if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to such officer and the nature and status thereof, and (b) no Event of Default has occurred and is continuing or, if such an event has occurred and is continuing, specifying each such event known to such officer and the nature and status thereof. In addition, such Officers' Certificate shall state whether or not to the best knowledge of the signers thereof the Issuer is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder). The Indenture Trustee shall deliver copies of such Officers' Certificate to the Holders, the Servicer and the Rating Agencies.

                  SECTION 1007.  Register for the Mortgage Notes.
                                 -------------------------------

                  The Issuer shall cause the Indenture Trustee to keep, and the Indenture Trustee shall keep, at the Corporate Trust Office a register within the meaning of Section 163(f) of the Code for the registration or transfer of the Notes. Such register shall be maintained (and transfers and exchanges of the Notes shall be effected) substantially in the same manner, and with the same effect, as the Register is maintained (and transfers and exchanges of the Notes are effected) by the Indenture Trustee in accordance with Section 308 and the other provisions of Article Three, as applicable.

                  SECTION 1008.  Affirmative Covenants.
                                 ---------------------

                  The Issuer hereby covenants and agrees with the Indenture Trustee that:

                  (a) The Issuer (i) shall do or cause to be done all things necessary to preserve and keep in full force and



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effect the Issuer's existence, rights (partnership and statutory) and franchises, and (ii) will furnish to the Indenture Trustee, the Pass-Through Trustee and the Rating Agencies (A) within 50 days after the end of each calendar quarter, an unaudited operating statement for each Mortgaged Property,
(B) within 50 days after the end of each calendar quarter, an update to the Rent Rolls setting forth in reasonable detail any changes thereto, (C) within 105 days after the end of each calendar year, an operating statement for each Mortgaged Property, (D) within 50 days after the end of each calendar quarter, an unaudited statement of financial condition of the Issuer and the related statements of income and retained earnings and statements of changes in financial position for such quarterly period and for the elapsed portion of the calendar year ended with the last day of such quarterly period, in each case setting forth comparative figures for the related periods in the prior calendar year, (E) within 105 days after the end of each calendar year, the statements of financial condition of the Issuer as of the end of such calendar year and the related statements of income and retained earnings and statements of changes in financial position for such calendar year, in each case setting forth comparative figures for the preceding calendar year and certified by independent certified public accountants of recognized national standing, in each case together with a report of such accounting firm (which report may be contained in such accounting firm's audit report) stating that in the course of its regular audit of the financial statements of the Issuer, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof, (F) such other reports or information as are provided by the Issuer to the partners in the Issuer, or the partners in such partners, with respect to the Issuer or the Mortgaged Properties at the same time as sent to such partners, and (G) such other financial information prepared by the Issuer in the ordinary course with respect to the Issuer or the Mortgaged Properties as the Indenture Trustee may from time to time reasonably request.

                  (b) The Issuer will continue to engage in the businesses presently conducted by it as and to the extent the same are necessary for the ownership, maintenance, management and operation of the Mortgaged Properties. The Issuer will qualify to do business under the laws of each



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jurisdiction as and to the extent the same are required for the ownership, maintenance, management and operation of the Mortgaged Properties. For so long as this Indenture remains in effect, the sole business of the Issuer shall be the ownership, maintenance, management and operation of the Mortgaged Properties and the sole business of GP Corp shall be to be a general partner in the Issuer.

                  (c) The Issuer will comply in all material respects with all applicable laws, rules, regulations and orders of any Governmental Authority relative to the conduct of its business in connection with the operation of the Mortgaged Properties; the Issuer will obtain or cause to be obtained as promptly as possible any governmental, administrative or agency approval and make any filing or registration therewith which at the time shall be required with respect to the performance of its obligations under this Indenture, the Security Documents or the Related Documents to which it is a party; the Issuer will procure and continuously maintain in full force and effect, and will abide by and satisfy all material terms and conditions of, all material permits, licenses and other authorizations required or granted for (i) construction of improvements which constitute part of any Mortgaged Property, (ii) any existing use of any Mortgaged Property or any part thereof, or (iii) the lawful and proper installation, operation and maintenance of the Mortgaged Properties.

                  (d) The Issuer will, promptly upon obtaining knowledge thereof, give written notice to the Indenture Trustee of: (i) the occurrence of any Default or Event of Default; (ii) any litigation or proceedings affecting any Mortgaged Property or any part thereof which litigation or proceeding if determined adversely to the Issuer's interest would have a Material Adverse Effect; and (iii) any material dispute between the Issuer and any Governmental Authority or any tenant or other occupant at any Mortgaged Property.

                  (e) The Issuer will keep books of record and account in which full, true and correct entries in accordance with generally accepted accounting principles will be made of all dealings or transactions in relation to the business and activities of the Issuer.

                  (f) The Issuer will warrant and defend (i) the title to each Mortgaged Property and every part thereof, subject only to Encumbrances permitted hereunder (including Permitted Encumbrances), and (ii) the validity and priority of the liens of the Mortgage and the Assignment of Leases, subject only to Encumbrances permitted hereunder (including Permitted Encumbrances), in each case against the claims of all Persons whomsoever. The Issuer shall reimburse the Indenture Trustee for any losses, costs, damages or expenses (including reasonable attorneys' fees and court costs) incurred by the Indenture Trustee if an interest in any Mortgaged Property, other than as permitted hereunder, is claimed by another Person (other than a Person claiming such interest through the Indenture Trustee or its assigns); PROVIDED, HOWEVER, that the Issuer or the Title Company may defend any such claims so long as the Indenture Trustee's interests are not adversely affected by such defense.

                  (g) If any part of any Mortgaged Property shall be subjected to a Casualty or the actual or, to the Issuer's knowledge, threatened commencement of a Condemnation, the Issuer shall give prompt written notice thereof to the Indenture Trustee and supply the Indenture Trustee with such documents relating to same as are in the possession or control of, or can reasonably be obtained by, the Issuer or the Operating Partnership.

                  (h) In the event (i) that the Mortgage is foreclosed in whole or in part or that the Mortgage is put into the hands of an attorney for collection, suit, action or foreclosure, (ii) of the foreclosure of any mortgage prior to or subsequent to the Mortgage in which proceeding the Indenture Trustee is made a party, or (iii) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of the Issuer or an assignment by the Issuer for the benefit of its creditors, the Issuer, its successors or assigns, shall be chargeable with and agrees to pay all costs of collection and defense, including reasonable attorneys' fees in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, which shall be due and payable together with all required service or use taxes.

                  (i) The Issuer, within 10 days after request from the Indenture Trustee, shall from time to time as reasonably requested by the Indenture Trustee furnish to the Indenture Trustee a statement, duly acknowledged and certified, setting forth (a) the amount then owing under this Indenture and the Notes, and (b) the date through which interest on any Note has been paid, and acknowledging that this Indenture and the other Transaction Documents are legal, valid and binding obligations and have not been



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


modified or, if modified, giving the particulars of such modification.

                  (j) The Issuer will execute, acknowledge, record and/or file such further statements, documents, agreements, Uniform Commercial Code financing and continuation statements and such other instruments and do such further acts as the Indenture Trustee from time to time may reasonably request as necessary, desirable or proper to carry out more effectively the purposes of this Indenture and the other Transaction Documents, to subject to the lien and security interest of the Mortgage any property intended by the terms hereof or of the Mortgage to be covered by the Mortgage, including, without limitation, any renewals, additions, substitutions, replacements, betterments or appurtenances to the Mortgaged Property encumbered thereby or to evidence, perfect or otherwise implement or assure the lien and security interest intended by the terms hereof or of the Mortgage to be covered by the Mortgage or in order to exercise or enforce its rights under this Indenture and the Security Documents.

                  (k) [Reserved].

                  (l) The Issuer shall in a timely manner observe, perform and fulfill each and every covenant, term and provision of each Transaction Document and the Management Agreement applicable to it, and shall not enter into or otherwise suffer or permit any amendment, waiver, supplement, termination or other modification of any Transaction Document, the Issuer's Partnership Agreement or the Management Agreement without the prior written consent of the Indenture Trustee.

                  (m) Subject to the immediately succeeding sentences of this paragraph, the Issuer shall observe every material covenant, obligation and agreement to be performed and observed on its part under the existing Leases and Operating Agreements and any and all future Leases and Operating Agreements, and will use commercially reasonable efforts to cause each and every lessee and guarantor (if any) of each Lease and each party under an Operating Agreement to perform and observe each and every material covenant, obligation and agreement to be performed or observed on the part of such party, lessee and/or guarantor under or in respect of each Operating Agreement, Lease or guaranty thereof, as applicable. Notwithstanding the foregoing provisions of this paragraph, the Issuer shall have the right (i) to terminate Leases (other than Anchor Leases) in con-



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


nection with its operation of the Mortgaged Properties so long as no Event of Default shall have occurred and be continuing, (ii) to terminate Leases (including Anchor Leases) in accordance with their respective terms upon a default by the tenant thereunder whether or not an Event of Default has occurred and is continuing, and (iii) so long as no Event of Default has occurred and is continuing, to terminate Anchor Leases in connection with its operation of the Mortgaged Properties so long as the Debt Service Coverage Ratio with respect to the Mortgaged Properties as a whole is not less than 2.0:1.0 after giving effect to such Anchor Lease termination and the execution of any new Anchor Lease with respect to the related premises. The Issuer shall also have the right to terminate Operating Agreements without the consent of the Indenture Trustee (i) in accordance with their respective terms upon a default by the other party thereto, or (ii) so long as no Event of Default has occurred and is continuing, in connection with its operation of the Mortgaged Property so long as the Debt Service Coverage Ratio with respect to the Mortgaged Properties as a whole is not less than 2.0:1.0 after giving effect to such Operating Agreement termination. The Issuer may, without the Indenture Trustee's prior consent, enter into, modify or amend any Lease or any Operating Agreement so long as such new Lease, Operating Agreement, or modification or amendment, as the case may be, would not have a Material Adverse Effect. The Issuer shall promptly send initial drafts of all Anchor Leases and Operating Agreements which it proposes to execute and all amendments to Anchor Leases and Operating Agreements to the Servicer and keep the Servicer reasonably informed of the substance of all subsequent negotiations with respect to each Anchor Lease and Operating Agreement.

                  (n) The Issuer shall cause each Mortgaged Property to be managed by the Operating Partnership pursuant to the Management Agreement, and the Issuer shall, and shall use commercially reasonable efforts to cause the Operating Partnership to, comply with the terms of the Management Agreement in all material respects. The Management Agreement shall provide, among other things, that (i) the Operating Partnership may not terminate the Management Agreement except in the case of non-payment of management fees for a period of 90 days after notice to the Issuer and the Indenture Trustee, (ii) the Operating Partnership will recognize and attorn to the Indenture Trustee (or its successor or designee) under the Management Agreement upon foreclosure of the Mortgage or other taking of title by the Indenture Trustee (or its successor or designee) to any



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


Mortgaged Property, and (iii) the Servicer shall have the right to terminate (or to direct the Issuer to terminate, as applicable) the Management Agreement upon certain events, including, without limitation, (1) the insolvency of the Operating Partnership, (2) the occurrence of an Event of Default, or (3) the failure of the Mortgaged Properties to maintain a Debt Service Coverage Ratio of at least 1.84:1.0. In the event the Operating Partnership is replaced as manager at any Mortgaged Property in accordance with the terms of the Management Agreement, the Issuer shall promptly engage a new property manager which manages at least six other retail properties comparable to the Mortgaged Properties, as the manager of such Mortgaged Property (each, a "MANAGER"); provided, that (x) such Manager and the related management agreement must be approved by the Servicer and (y) each Rating Agency shall have been given written notice identifying the Manager to be engaged and shall not, within fifteen (15) days after receiving such notice, have indicated that the appointment of such Manager would result in a reduction or withdrawal of the then effective rating of the Notes by such Rating Agency. The Issuer shall, or shall cause the Manager to, manage and operate each such Mortgaged Property in a reasonably prudent manner pursuant to a management agreement substantially similar to the Management Agreement. The Issuer will provide to the Servicer a copy of any such new management agreement within five (5) Banking Days of its execution by the Issuer and such new manager, and the Issuer shall promptly assign such new management agreement to the Indenture Trustee as additional collateral for the Obligations pursuant to an assignment substantially similar to the Assignment of Management Agreement.

                  (o) The Issuer's Partnership Agreement provides that no bankruptcy or insolvency filing or proceeding in respect of the Issuer shall be made or commenced without the consent of GP Corp, and the Issuer shall not acquiesce, petition or otherwise invoke or cause any other Person to invoke the process of the United States of America, any state or other political subdivision thereof or any other jurisdiction, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case against the Issuer under a Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, seques-trator or other similar official of the Issuer or all or any part of its property or assets or ordering the winding-up or liquidation of the affairs of the Issuer, if such



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


action has not been consented to by GP Corp. The certificate of incorporation and by-laws of GP Corp provide that no bankruptcy or insolvency filing or proceeding in respect of the Issuer or in respect of GP Corp shall be made or commenced without the unanimous affirmative vote of the directors of GP Corp, and neither the Issuer nor GP Corp shall acquiesce, petition or otherwise invoke or cause any other Person to invoke the process of the United States of America, any state or other political subdivision thereof or any other jurisdiction, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case against the Issuer or GP Corp under a Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or GP Corp or all or any part of its or their property or assets or ordering the winding-up or liquidation of the affairs of the Issuer or GP Corp, if such action has not been consented to by a unanimous vote of such directors. GP Corp shall at all times on or after November 13, 1993 have two independent directors who are not Affiliates of any Contributing Entity or any limited partner of the Operating Partnership.

                  (p) The Issuer shall establish and maintain, in the name of the Indenture Trustee, one or more Eligible Accounts at banking institutions designated by the Issuer and approved by the Servicer for purposes of receiving all gross Rents from the Mortgaged Properties (collectively, the "RENT COLLECTION ACCOUNT") and shall direct all tenants under Leases at the Mortgaged Properties to make payment of all Rents directly to the relevant Rent Collection Account. As collateral security for the Obligations, the Issuer hereby pledges and assigns to the Indenture Trustee in trust for the benefit of the Holders of the Notes a continuing security interest in the Rent Collection Account. The Rent Collection Account shall be subject to the exclusive dominion and control of the Indenture Trustee and/or any Servicer acting on behalf of the Indenture Trustee. Amounts received in the Rent Collection Account from time to time shall be invested in Eligible Investments maturing not later than the Banking Day prior to the Interest Payment Date following receipt thereof. On any Banking Day on which an Event of Default shall not have occurred and be continuing, upon request of the Issuer, the Indenture Trustee shall disburse from the Rent Collection Account to the Issuer the amount, if any, by which (x) the amount on deposit in the Rent Collection Account on such



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date exceeds (y) the sum of (i) the amount of interest due and payable on the
Interest Payment Date for the Interest Period in which such release is requested plus (ii) any other amount then due and owing to the Indenture Trustee or the Servicer under this Indenture or any other Transaction Document plus (iii) any amount required to be deposited into a Reserve Account on or within thirty-five days following the date of such request. On each Interest Payment Date, unless an Event of Default shall have occurred and be continuing, all amounts then on deposit in the Rent Collection Account, including all income or earnings on Eligible Investments credited to the Rent Collection Account, shall be applied in the following order of priority: (i) to the interest then due and owing in respect of the Notes, (ii) to any other amounts then due and owing to the Indenture Trustee or the Servicer under this Indenture or any other Transaction Document and (iii) any remaining balance shall be remitted to, or upon the instructions of, the Issuer. The Issuer covenants and agrees to take any and all actions requested by the Indenture Trustee from time to time to maintain the Indenture Trustee's first priority perfected lien upon and security interest in the Rent Collection Account and the Rents on deposit therein from time to time. The Issuer and the Indenture Trustee agree to cause each banking institution at which a Rent Collection Account is established to forward to each of the Issuer and the Indenture Trustee at their respective addresses for notices set forth herein all periodic statements relating to such Rent Collection Account. Upon the occurrence of an Event of Default, the Indenture Trustee may apply all sums in the Rent Collection Account from time to time to the amounts then due and payable in respect of the Notes and to any other amounts due and owing to the Indenture Trustee or the Servicer under this Indenture or any other Transaction Document.

                  (q) The Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and will maintain adequate capitalization (taking into account, among other things, the market value of its assets) for its business purposes; that it will not modify its partnership agreement in any manner that would have a Material Adverse Effect; will pay all expenses of the Mortgaged Properties from property of the Issuer; will maintain books and records and bank accounts separate from those of its Affiliates and will maintain a separate business office (which may be a management office at any of the Mortgaged Properties); will at all times hold itself out to the public as a legal entity separate and



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distinct from any of its Affiliates (including in its leasing activities, in entering into any contract, in preparing its financial statements, and its stationery), and will cause its Affiliates to conduct business with it on an arm's-length basis (or, as to property management, on the basis provided in the Management Agreement); will file its own tax returns or, if part of a consolidated group, will join in the consolidated tax return of such group as a separate member thereof; will cause its management to meet regularly to carry on its business; will not commingle its assets with any of its Affiliates; and will not guarantee any obligation of any of its Affiliates.

                  (r) As of the Issuance Date, each of the insurance coverages required by Section 2.1(d) of the Mortgage (the "INSURANCE COVERAGES") shall be provided by a Rated Insurance Carrier. If the Issuer replaces any insurance carrier or any Insurance Coverages at any time, such replacement insurance carrier shall be, and any such replacement Insurance Coverage shall be provided by, a Rated Insurance Carrier. If any insurance carrier providing any Insurance Coverage shall at any time cease to be a Rated Insurance Carrier, the Issuer shall replace such Insurance Carrier with a Rated Insurance Carrier within one hundred and twenty (120) days following the date on which such insurance carrier ceases to be a Rated Insurance Carrier.

                  (s) The Issuer shall complete, or cause to be completed, not later than November 30, 1994 and in a competent and professional manner, all of the Initial Repair Work.

                  SECTION 1009.   Negative Covenants.
                                  ------------------

                  The Issuer hereby covenants and agrees with the Indenture Trustee that:

                  (a) Except for Permitted Transfers and except as otherwise expressly provided for in this paragraph (a) and in paragraphs (b), (c) and (d) below, the Issuer shall not, without the prior written consent of the Indenture Trustee, sell, transfer, convey, assign or otherwise dispose of, directly or indirectly, any interest in any Mortgaged Property other than (i) Equipment or other Personalty as from time to time may become worn or obsolete, PROVIDED that such Equipment or other Personalty shall be replaced with other Equipment or other Personalty with a value at least equal to that of the replaced Equipment or other Personalty and free from any security interest or lien other than a



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


lease thereof, and by such removal and replacement, the Issuer shall be deemed to have subjected such new Equipment or other Personalty to the lien of the Mortgage, or (ii) Equipment or other Personalty as from time to time may become worn or obsolete; PROVIDED that such Equipment or other Personalty is not material in its use to the value and operation of the related Mortgaged Property, or (iii) Equipment or other Personalty as from time to time may in the reasonable judgment of the Issuer be determined to be unusable or unnecessary for the continued operation of the related Mortgaged Property as currently operated, or (iv) entering into any occupancy Lease of any portion of a Mortgaged Property to any tenant or any Operating Agreement (or similar agreement) relating to a Mortgaged Property, or (v) any Mortgaged Property released from the lien of the Mortgage in accordance with Section 1109 hereof or
(vi) as may otherwise be permitted pursuant to the terms of the Mortgage.

                  (b) Except for Permitted Transfers and except as otherwise expressly provided for in this paragraph (b) and in paragraph (a) above and paragraphs (c) and (d) below, the Issuer shall not, without the prior written consent of the Indenture Trustee, directly or indirectly, (A) sell, convey, transfer or otherwise dispose of, grant easements or other rights with respect to, or mortgage, encumber or create a security interest in, any Mortgaged Property or any portion thereof or the income or any other revenues therefrom or the proceeds payable upon the sale, transfer or other disposition of any Mortgaged Property or any portion thereof, or (B) permit or suffer any such action to be taken. The Indenture Trustee hereby agrees (i) to subordinate the lien of the Mortgage and the Assignment of Leases to any modification of existing easements, rights-of-way, restrictive covenants or similar agreements included in the Permitted Encumbrances and to the creation by the Issuer of additional easements, rights-of-way, restrictive covenants or similar agreements affecting title to the Mortgaged Properties, and, upon the request of the Issuer, to execute nondisturbance and attornment agreements in a form reasonably satisfactory to the Servicer and the Indenture Trustee, in each case so long as it will either benefit the related Mortgaged Property or will not affect the utility, operation or value of the related Mortgaged Property in any material adverse respect and will not cause any Mortgaged Property to be in violation of any Legal Requirements, Leases or insurance requirements described in the Transaction Documents, or result in the loss of any certificate of occupancy, and (ii) that the Issuer may enter



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

into and record a notice of lease in respect of any Lease entered into in accordance with the terms of the Transaction Documents (any Lease covered by such notice being expressly subject and subordinate to the lien of the Mortgage and the Assignment of Leases).

                  (c) Except for Permitted Transfers, no sale, transfer, assignment or other disposition of (i) the general partnership interest of GP Corp in the Issuer or the general partnership interest of the Operating Partnership in the Issuer, (ii) the general partnership interest of the REIT in the Operating Partnership, or (iii) the shareholder interest of the REIT in GP Corp, shall be made without the Indenture Trustee's prior written consent, which consent may be given or withheld in the Indenture Trustee's sole discretion, and the Issuer shall not permit or suffer any such action to be taken.

                  (d) The Issuer shall not, without the prior written consent of the Indenture Trustee, create, incur, assume or suffer to exist any Encumbrance on any portion of the Mortgaged Property or permit any such action to be taken, except:

                  (i)  Permitted Encumbrances;

                 (ii) Encumbrances created by or permitted pursuant to Transaction Documents;

                (iii) liens for taxes, assessments or other governmental charges not yet due or which are being diligently contested in good faith and by appropriate proceedings, if (A) reasonable reserves in an amount not less than the tax, assessment or governmental charge being so contested shall have been deposited in cash (or Eligible Investments) with the Indenture Trustee to be held during the pendency of such contest, (B) no risk of sale, forfeiture or loss of any interest in any Mortgaged Property or any part thereof arises during the pendency of such contest and (C) such contest does not have a Material Adverse Effect;

                 (iv) carriers', warehousemen's, mechanic's, materialmen's, repairmen's and other similar liens arising in the ordinary course of business and which are being diligently contested in good faith and by appropriate proceedings in accordance with the provisions of the Mortgage, if (A) (i) reasonable reserves in an amount not less than the claim secured by such lien which is the subject of such contest shall have been deposited in cash (or Eligible Investments) with the Indenture Trustee, to be held during the pendency of such contest, or (ii) the Issuer has caused such contested lien to be duly bonded in accordance with applicable law, (B) no risk of sale, forfeiture or loss of any interest in any Mortgaged Property or any part thereof arises during the pendency of such contest and (C) such contest does not have a Material Adverse Effect;

                  (v) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar Encumbrances incurred or entered into in the ordinary course of business which do not, individually or in the aggregate, (A) materially detract from the value of the portion of any Mortgaged Property subject thereto, (B) materially interfere with the operation and use of, or the ordinary conduct of the business on, any Mortgaged Property subject thereto, or
         (C) materially interfere with the validity, enforceability or priority of the Encumbrances created by the Transaction Documents; and

                  (vi) Leases of any portion of any Mortgaged Property, provided such Leases comply with the requirements of the Transaction Documents.

                  (e) The Issuer shall not initiate, acquiesce or consent to any zoning or other land use change or reclassification of any Mortgaged Property or any portion thereof or seek any variance under any existing zoning or other land use ordinance or use or permit the use of any Mortgaged Property or any portion thereof in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior consent of the Indenture Trustee.

                  (f) The Issuer shall not enter into, acquiesce in, suffer or permit any amendment, restatement or other modification of any of the Transaction Documents, the Issuer's Partnership Agreement, or the Management Agreement without the prior written consent of the Indenture Trustee in each instance.

                  (g) The Issuer shall not engage in any business or activity other than in connection with, or relating to, the ownership, use, management and operation of the Mort-



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


gaged Properties, the performance of its obligations under the Transaction Documents and any other activities incidental thereto.

                  (h) The Issuer shall not purchase or own any properties other than the Mortgaged Properties.

                  (i) The Issuer shall not create, incur or assume any Debt; PROVIDED, HOWEVER, that if no Event of Default shall have occurred and be continuing, the Issuer may, without the consent of the Indenture Trustee, incur, create or assume Permitted Debt.

                  (j) The Issuer shall not liquidate or dissolve or enter into any consolidation, merger, joint venture, syndicate or other combination.

                  (k) Except as otherwise permitted pursuant to the Transaction Documents, the Issuer shall not make or allow any changes to be made in the use of any Mortgaged Property or any part thereof from that in effect on the Issuance Date without the prior written consent of the Indenture Trustee; PROVIDED, HOWEVER, that the Issuer shall be permitted to make or allow changes to be made in the use of a portion of any Mortgaged Property without the consent of the Indenture Trustee to the extent that such changes are consistent with the operation of the Mortgaged Property as a community shopping center or, in the case of the One North State Street Mortgaged Property, a mixed-use retail and office building.

                  (l) Except as otherwise permitted pursuant to the Transaction Documents, the Issuer shall not purchase, acquire or lease any property from, or sell, transfer or lease any property to, or lend or advance any money to, or borrow any money from, or guarantee any obligation of, or acquire any stock, obligations or securities of, or enter into any merger or consolidation agreement, or any management or similar arrangement with, any Contributing Entity or any Affiliate of the Issuer or any Contributing Entity or enter into any other transaction or arrangement or make any payment to (whether for management, technical, consulting or any other services) or otherwise deal with, in the ordinary course of business or otherwise, any Contributing Entity or any Affiliate of the Issuer or any Contributing Entity on terms other than arm's-length commercially reasonable terms (or as to property management, on the terms provided in the Management Agreement); PROVIDED, HOWEVER, that the Issuer may distribute, transfer, sell or



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assign any Mortgaged Property released from the Encumbrance of the Mortgage in accordance with Section 1109 to the Operating Partnership on such terms and at such times as the Issuer may elect in its sole discretion.

                  (m) The Issuer shall not make any distribution to, or otherwise lend, advance or transfer any amount to, the Operating Partnership, GP Corp, the REIT or any Affiliate of any of the foregoing, at any time at which a failure by the Issuer to make any deposit to a Reserve Account pursuant to Article Twelve hereof has occurred and is continuing.

                  SECTION 1010.  Additions to Mortgaged Property.
                                 -------------------------------

                  Except as expressly provided in this Indenture or the Mortgage in connection with damage, casualty or condemnation involving a Mortgaged Property, the Issuer, tenants and other occupants of each Mortgaged Property shall have the right to make modernization, renovations, improvements and/or additions (collectively, "IMPROVEMENTS") to such Mortgaged Property without the prior consent of the Servicer; PROVIDED, HOWEVER, that in any case, no such Improvement shall be made without the prior written consent of the Servicer if such Improvement would have a Material Adverse Effect, or a material adverse impact upon the use or operation of the Mortgaged Property which is the subject of such Improvement, or would result in the Debt Service Coverage Ratio for any Calculation Period to be less than 1.84:1.0. All Improvements shall be constructed in compliance with all applicable Legal Requirements, whether or not the Servicer's consent is required in connection therewith. The Issuer shall give the Servicer prior written notice of its intention to construct Improvements with respect to any Mortgaged Property, whether or not the Servicer's consent is required in connection therewith pursuant to this Section, if the cost of any such Improvement or any series of related Improvements is in excess of $1,000,000.


                                 ARTICLE ELEVEN
                                 --------------

                       REDEMPTION OF NOTES; LIEN RELEASES
                       ----------------------------------

                  SECTION 1101.  Redemption.
                                 ----------

                  (a) (i) The Notes shall only be subject to redemption as provided in, and in accordance with all of the terms and conditions of, this Article Eleven. The



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


Notes are subject to mandatory redemption, in whole or in part, after the Issuance Date in certain instances of Casualty or Condemnation, in the manner and to the extent set forth in this Section 1101(a).

             (ii) Issuer shall give prompt written notice to the Indenture Trustee of (A) any damage to or destruction of all or any portion of the Mortgaged Properties, and (B) any actual or, to the knowledge of Issuer, proposed, contemplated or threatened taking of all or any portion of the Mortgaged Properties by reason of any public improvements or condemnation or similar proceeding. Any damage or destruction of all or any portion of the Mortgaged Properties the insurance proceeds in respect of which exceed $250,000 shall be referred to herein as a "Casualty" and such insurance proceeds shall be referred to herein as "Insurance Proceeds". Any taking, condemnation or other similar proceeding the condemnation award proceeds or other compensation payable in respect of which exceed $250,000 shall be referred to herein as a "Condemnation" and such condemnation award proceeds or other compensation shall be referred to herein as "Condemnation Proceeds."

            (iii) All Insurance Proceeds and all Condemnation Proceeds shall be applied and disbursed in accordance with the provisions of this Section. All proceeds of insurance which do not constitute Insurance Proceeds and all awards or other compensation which do not constitute Condemnation Proceeds shall be the property of and payable to the Issuer or such other tenant, occupant or other Person who is pursuant to any Lease or Operating Agreement entitled to such proceeds of insurance or condemnation compensation.

             (iv) In the event of (x) any Casualty at or Condemnation of the Mortgaged Properties or any part thereof, and if an Event of Default shall have occurred and be continuing, or (y) any Casualty at or Condemnation of the Mortgaged Properties or any part thereof which results in occupants having interests in five percent (5%) or more (in the aggregate) of the total square footage of all Mortgaged Properties devoted to retail, mixed and appurtenant uses (exclusive of common areas and leasable square footage which is not then subject to a Lease) exercising their rights to cancel their respective Leases or to abate their rent under their respective Leases and such abatement is not covered by rent interruption/abatement insurance (a "Major Casualty/Condemnation"), Servicer, on behalf of the Indenture Trustee, shall receive all Insurance Proceeds or Condemnation Proceeds, as the



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


case may be, and shall have the right to determine in its reasonable judgment whether to disburse such Insurance Proceeds or condemnation Proceeds to Issuer or to apply such proceeds to the redemption of the Notes on the first Interest Payment Date occurring at least 3 Banking Days after receipt of such Insurance Proceeds or Condemnation Proceeds, as the case may be. In the event the Servicer determines in its reasonable judgment not to disburse such Insurance Proceeds or Condemnation Proceeds to the Issuer, the following provisions shall apply:

                  (A) The Insurance Proceeds or Condemnation Proceeds shall be applied in the following order and priority: (1) first, to the payment of all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including reasonable attorneys' fees, incurred by Servicer or the Indenture Trustee in connection with the adjustment of the loss and the collection of such proceeds; (2) second, to the payment of all amounts of interest at the time due and payable in respect of the Notes (whether at maturity or by declaration or acceleration or otherwise); (3) third, to the redemption of the outstanding principal amount of the Notes at such time, together with all Yield Maintenance Premiums required to be paid in connection therewith; (4) fourth, to the payment of all other Obligations then due and payable hereunder; and (5) fifth, Servicer shall deliver the balance, if any, to Issuer or to the Person legally entitled thereto.

                  (B) All Insurance Proceeds and Condemnation Proceeds shall be payable to Servicer, and with respect to Insurance Proceeds, Issuer hereby authorizes and directs any affected insurance company to make payment of such Insurance Proceeds directly to Servicer.

                  (v) In the event of any Casualty at or Condemnation of the Mortgaged Properties or any part thereof which is not described in clauses (x) or (y) of Section 1101(a)(iv) above or as to which Servicer has determined, as provided in Section 1101(a)(iv) above, to disburse the relevant Insurance Proceeds or Condemnation Proceeds to Issuer in accordance with the terms of the Mortgage, the provisions of the Mortgage relating to restoration of the relevant Mortgaged Properties shall apply. In connection with any such restoration of the Mortgaged Properties, the Servicer shall be obligated to request, pursuant to Section

2.1(e)(iv)(B) of the Mortgage, that all Insurance Proceeds or Condemnation Proceeds, together with any and all additional sums required to complete the restoration of the related Mortgaged Property in accordance with the terms of the Mortgage, be deposited with the Servicer for subsequent disbursement by the Servicer in accordance with the provisions of the Mortgage. Any Insurance Proceeds, Condemnation Proceeds or additional sums so deposited with the Servicer and remaining in the possession of the Servicer at the time of the Issuer's delivery to the Servicer of a written certification that the related restoration has been completed in accordance with all the terms and provisions of the Mortgage, shall be paid to the Issuer. Notwithstanding any provision contained herein or in the Mortgage, the Issuer shall not have any obligation to restore any Mortgaged Property following a Casualty or Condemnation in respect thereof to the extent the Insurance Proceeds or Condemnation Proceeds received in respect thereof are applied pursuant to clause (A) of Section 1101(a)(iv) above.

             (vi) In the event that Insurance Proceeds or Condemnation Proceeds in respect of a Mortgaged Property are applied to the payment of the Notes in accordance with Section 1101(a)(iv)(A) above and the aggregate amount of such proceeds available to be applied to the redemption of the outstanding principal amount of the Notes pursuant to Section 1101(a)(iv)(A)(3) above is less than 125% of the Allocated Note Amount for the related Mortgaged Property, the Issuer may elect, but shall not be obligated, to deposit with the Indenture Trustee such additional funds as shall, when taken together with the Insurance Proceeds or Condemnation Proceeds available to be applied to the redemption of the outstanding principal amount of the Notes (and after giving effect to the payment of all Yield Maintenance Charges due in connection with such redemption), permit the redemption of Notes in an outstanding principal amount equal to 125% of the Allocated Note Amount for the related Mortgaged Property. Any funds so deposited by the Issuer with the Indenture Trustee shall be applied, together with the related Insurance Proceeds or Condemnation Proceeds, as provided in Section 1101(a)(iv)(A) and, in connection therewith, the Issuer may, subject to all of the terms and provisions of Section 1109 hereof, obtain the release of the related Mortgaged Property.

            (vii) In the event of any conflict or inconsistency between the provisions of the Mortgage and the provisions of this Section 1101(a) with respect to the matters that are the subject of this Section 1101(a), the provisions of this Section 1101(a) shall control.

                  (b) In addition to the redemption of the Notes required to be made pursuant to Section 1101(a), the Issuer may make optional redemptions of the Notes, in whole or in part, on any Interest Payment Date after September 30, 1997, without any premium, but with the payment of Yield Maintenance Charges as provided for hereunder.

                  (c) All redemptions in respect of the Notes, whether mandatory or optional, may only be made if (i) the Issuer shall have given the Indenture Trustee not less than 30 days' prior written notice of such redemption and (ii) such redemption is accompanied by (1) interest on the principal amount being redeemed through the end of the Interest Period in which such redemption occurs and (2) the Yield Maintenance Charge with respect to the principal amount of such redemption. Each notice of redemption shall be irrevocable and shall specify (i) the redemption date (the "REDEMPTION DATE"), (ii) the principal amount of such redemption, (iii) whether such redemption is a mandatory redemption or an optional redemption, (iv) the amount of the Yield Maintenance Charge that is payable in connection with such redemption, and (v) whether the Issuer intends to obtain a release of the Encumbrance of the Mortgage in respect of any Mortgaged Property in connection with such redemption, and if so, such notice shall be accompanied by an Officer's Certificate described in paragraph
(b) of Section 1102.

                  SECTION 1102. REDEMPTION PROCEEDS. All principal in respect of a redemption (in whole or in part, mandatory or optional) and accrued and unpaid interest to (and including) the Redemption Date in respect of all Outstanding Notes shall be paid in full on the Redemption Date, together with all applicable Yield Maintenance Charges due in connection with such redemption (such principal, interest and Yield Maintenance Charge, collectively, the "REDEMPTION PRICE"). Upon receipt by the Indenture Trustee of amounts corresponding to the Redemption Price owing on the Notes on the Redemption Date, the Indenture Trustee shall deposit such monies into the Payment Account and apply such monies as provided in Section 306.

                  SECTION 1103.  Election to Redeem; Notice to Indenture
                                 ---------------------------------------
Trustee.
-------

                  The redemption by the Issuer of any Notes pursuant to Section 1101(a) or 1101(b) shall be evidenced by an Officer's Certificate delivered to the Indenture Trustee, at least five Banking Days prior to the Redemption Date (copies of which Officer's Certificate shall be forwarded promptly by the Indenture Trustee to each Holder of Notes to be redeemed) (i) stating that the Issuer is entitled or obligated to effect such redemption and the Redemption Date, (ii) setting forth in reasonable detail a statement of facts showing that the conditions precedent to the right or obligation of the Issuer to redeem the Notes have occurred, and (iii) stating the aggregate principal amount of the Notes to be redeemed, the accrued interest to be paid in connection therewith and the amount of the Yield Maintenance Charge to be paid in connection therewith. Any Officer's Certificate delivered by the Issuer stating that the Issuer has elected to redeem Notes shall be irrevocable.

                  SECTION 1104.  Partial Redemption.
                                 ------------------

                  Whenever less than all the Notes at any time Outstanding are to be redeemed at the option or obligation of the Issuer, the particular Notes (or portions thereof) to be redeemed shall be selected not more than 30 days prior to the Redemption Date by random selection from the Outstanding Notes not previously called for redemption; PROVIDED that the unredeemed portion of the principal amount of any Note shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Note. If the Outstanding Notes are to be redeemed in part, the Notes shall be redeemed on a PRO RATA basis to the greatest extent practicable. If and to the extent the Notes cannot practicably be redeemed on a proportionate basis, the Indenture Trustee shall select Notes (but only to such extent) to be redeemed by lot or in such other manner as the Indenture Trustee deems fair and reasonable.

                  The Indenture Trustee shall promptly notify the Issuer in writing of any Notes selected for partial redemption, and the principal amount thereof to be redeemed.

                  For purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Notes which has been or is to be redeemed.

                  SECTION 1105.  Notice of Redemption.
                                 --------------------

                  Notice of redemption shall be given in the manner provided in
Section 106 to the Holders of the Notes to be redeemed, not less than one Business Day prior to the Redemption Date.

                  All notices of redemption shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price;

                  (3) if less than all the Outstanding Notes are to be redeemed, the principal amount of Notes to be redeemed;

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each Note to be redeemed and that interest thereon will cease to accrue on and after said date (or in the case of a partial redemption, that interest thereon will cease to accrue on and after such date with respect to the principal amount that is being redeemed);

                  (5) whether such redemption is pursuant to  Section 1101(a) or
         (b); and

                  (6) the place or places where such Notes are to be surrendered or exchanged for payment of the Redemption Price.

Notice of redemption of Notes shall be given by the Issuer or, at the Issuer's request, by the Indenture Trustee in the name and at the expense of the Issuer.

                  SECTION 1106.  Notes Redeemed in Part.
                                 ----------------------

                  Any Note which is to be redeemed only in part shall be surrendered at an office or agency of the Issuer designated for that purpose pursuant to Section 1003 (with, if the Issuer or the Indenture Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Indenture Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver to the Holder of such Note without service charge, a Note or Notes, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

                  SECTION 1107.  Notes Payable on Redemption Date.
                                 --------------------------------

                  If notice of redemption shall have been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Redemption Price) the principal amount being redeemed shall cease to bear interest. Upon surrender or exchange of any such Note for redemption in accordance with said notice, such Note shall be paid by the Issuer at the Redemption Price.

                  If any Note called for redemption shall not be so paid upon surrender or exchange thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the Default Rate.

                  SECTION 1108.  Deposit of Redemption Price.
                                 ---------------------------

                  On or before the second Banking Day next preceding the Redemption Date, the Issuer shall deposit with the Indenture Trustee an amount of Cash sufficient to pay the Redemption Price of all the Notes (or portions thereof) which are to be redeemed on the Redemption Date.

                  SECTION 1109. LIEN RELEASES. Except as set forth in this
Section 1109 and Section 401, no repayment or redemption of principal of any Note shall cause, give rise to a right to require or otherwise result in, the release of the Encumbrance of the Mortgage on any Mortgaged Property. The Issuer may obtain the release (in whole but not in part) of one or more Mortgaged Properties from the Encumbrance of the related Mortgage (and the other Security Documents) following a repayment or redemption of a portion of the Notes pursuant to the provisions of this Article Eleven (including, but not limited to, a redemption result-ing from a Casualty or Condemnation), upon satisfaction of each of the following conditions:

                  (a) All payments of principal of, interest on and Yield Maintenance Charge in respect of the Notes theretofore or at such time required to be paid (including but not limited to any such amounts required to be paid to the Indenture Trustee or the Servicer in connection with any related redemption) shall have been paid and all other amounts theretofore or at such time required to be paid under the Transaction Documents shall have been received by the Indenture Trustee or the Servicer, including, without limitation, all costs and expenses incurred by the Indenture Trustee or the Servicer in connection with such release;

                  (b) The Issuer shall have delivered an Officer's Certificate to the Servicer (i) at least 30 days prior to the date the Mortgaged Property is to be released from the lien of the Mortgage, and (ii) on the date of such release, certifying in each case that the conditions in this Section 1109 have been satisfied (or will be satisfied on or prior to the date of such release), with detailed calculations indicating the derivation of the amount of the Yield Maintenance Charge then payable and the amounts then payable pursuant to paragraph (d) of this Section;

                  (c) After giving effect to the proposed release, no Default or Event of Default shall have occurred and be continuing;

                  (d) The Issuer shall, prior to or simultaneous with such release, have made aggregate principal payments in respect of the Notes pursuant to Section 1101(a) or otherwise in an amount at least equal to 125% of the Allocated Note Amounts for (i) the Mortgaged Property or Mortgaged Properties to be released on such date and (ii) any Mortgaged Properties theretofore released from the Encumbrance of the Mortgage;

                  (e) After giving effect to such release and to the related repayment or redemption, the Debt Service Coverage Ratio with respect to the Calculation Period ended most recently preceding the date of such release shall be not less than the greater of (i) 2.45:1.0 and
         (ii) the Debt Service Coverage Ratio with respect to the Calculation Period ended most recently preceding the date of such release as determined without giving effect to either such release or the related repayment or redemption; and

                  (f) Delivery of any certificate, opinion or other document required pursuant to Section 705.

                  In addition, the Encumbrance of the Mortgage shall be released, upon the written request and at the expense of the Issuer, upon payment in full of all principal of, interest on and Yield Maintenance Charge, if any, in respect of the Notes and all other amounts then due and payable under the Transaction Documents.


                                 ARTICLE TWELVE
                                 --------------

                                    RESERVES
                                    --------

                  SECTION 1201.  Reserves.
                                 --------

                  The Issuer shall establish, and thereafter shall maintain, in accordance with the terms and provisions of this Section 1201, an initial repair reserve (the "INITIAL REPAIR RESERVE"), a maintenance and capital improvement reserve (the "MAINTENANCE AND CAPITAL IMPROVEMENT RESERVE"), a credit enhancement reserve (the "CREDIT ENHANCEMENT RESERVE") and a reserve in respect of the Arthur Andersen Space (the "ARTHUR ANDERSEN RESERVE"), in each case in accordance with the following terms and conditions:

                  SECTION 1202.  Initial Repair Reserve.
                                 ----------------------

                  The Initial Repair Reserve was established on the Original Closing Date in the amount of $1,227,227 and shall consist of Cash or Eligible Investments on deposit in an Eligible Account (the "INITIAL REPAIR RESERVE ACCOUNT") established with and in the name of the Indenture Trustee in the State of New York or the State of California. The Issuer may withdraw funds from the Initial Repair Reserve Account from time to time upon delivery to the Servicer of an Officer's Certificate stating that such funds are to be applied to Initial Repair Work, identifying in reasonable detail the specific Initial Repair Work (and the cost thereof) to which such funds are being applied, attaching all relevant invoices and/or bills and certifying that such funds shall not be used for any other purpose. Upon delivery to the Servicer of an Officer's Certificate accompanied by (i) a report of a Qualified Engineering Consultant certifying that the Initial Repair Work listed under the heading "Engineering" on Schedule 6 hereto has been completed in a competent and professional manner and (ii) a report of a Qualified Environmental Consultant certifying that the Initial Repair Work listed under the heading "Environmental" on Schedule 6 hereto has been completed in a competent and professional manner, the Indenture Trustee shall release to the Issuer from the Initial Repair Reserve Account any amounts then remaining on deposit therein.

                  SECTION 1203.  Maintenance and Capital Improvement Reserve.
                                 -------------------------------------------

                   The Maintenance and Capital Improvement Reserve was established on the Original Closing Date in an initial amount of $778,386 and shall consist of Cash or Eligible Investments on deposit in an Eligible Account (the "MAINTENANCE AND CAPITAL IMPROVEMENT RESERVE ACCOUNT") established with and in the name of the Indenture Trustee in the State of New York or the State of California. On or prior to September 30 of each year from 1994 through the Maturity Date, the Issuer shall make additional deposits to the Maintenance and Capital Improvement Reserve Account in such amounts as shall be sufficient to cause the balance in the Maintenance and Capital Improvement Reserve Account to be not less than $778,386 at the close of business on September 30 in each of the years 1994 through the Maturity Date excluding, however, the Maturity Date, if such date is the Stated Maturity. The Issuer may withdraw funds from the Maintenance and Capital Improvement Reserve Account from time to time upon presentation to the Servicer of an Officer's Certificate stating that such funds are to be applied to Maintenance and Capital Improvement Expenditures, identifying in reasonable detail the specific Maintenance and Capital Improvement Expenditures (and the cost thereof) to which such funds are to be applied, attaching all relevant invoices and/or bills and certifying that such funds shall not be used for any other purpose. On the Maturity Date, all amounts then on deposit in the Maintenance and Capital Improvement Reserve Account shall be applied to the principal amount then due and owing on the Notes and/or to any other amounts then due and owing to the Indenture Trustee under this Indenture or any other Transaction Document and, upon payment in full of all such amounts, any remaining balance shall be paid to the Issuer.

                  SECTION 1204.  Credit Enhancement Reserve.
                                 --------------------------

                   The Credit Enhancement Reserve shall be established on the Issuance Date in an initial amount of $994,387 and shall consist of Cash or Eligible Investments on deposit in an Eligible Account (the "CREDIT ENHANCEMENT RESERVE ACCOUNT") established with and in the name of the Indenture Trustee in the State of New York or the State of California. On each of December 31, 1998, March 31, 1999, June 30, 1999 and September 30, 1999, the Issuer shall deposit an additional $200,000 into the Credit Enhancement Reserve Account. In the event that a Credit Enhancement Event occurs, the Issuer shall deposit into the Credit Enhancement Reserve Account, on each Interest Payment Date commencing with the Interest Payment Date occurring in October 1999, the amount by which the balance in the Rent Collection Account on such Interest Payment Date exceeds the sum of
(i) the interest then due and owing under the Notes, (ii) any other amounts then due and owing to the Indenture Trustee or the Servicer under this Indenture or any other Transaction Document and (iii) the Operating Expenses for the related Interest Period; PROVIDED, HOWEVER, that the aggregate amount of all deposits made to the Credit Enhancement Reserve Account pursuant to this sentence on all such Interest Payment Dates shall not exceed $2,250,000; PROVIDED FURTHER, that upon the occurrence of a Credit Enhancement Event, the Issuer may elect to satisfy its obligation to make deposits to the Credit Enhancement Reserve Account pursuant to this sentence by making one or more lump sum deposits to the Credit Enhancement Reserve Account on or prior to October 30, 1999 in an aggregate amount equal to $2,250,000. On the Maturity Date, all amounts then on deposit in the Credit Enhancement Reserve Account shall be applied to the principal amount then due and owing on the Notes and/or to any other amounts then due and owing to the Indenture Trustee or the Servicer under this Indenture or any other Transaction Document and, upon payment in full of all such amounts, any remaining balance shall be paid to the Issuer.

                  SECTION 1205.   Arthur Andersen Reserve Account.
                                  -------------------------------

                  In the event that Arthur Andersen & Co. elects to exercise its right to terminate its Lease with respect to office space at the One North State Street Mortgaged Property (the "ARTHUR ANDERSEN SPACE") effective as of a date prior to the expiration of such Lease, the Arthur Andersen Reserve shall be established in an aggregate amount equal to the amount of the cancellation fee paid by Arthur

Andersen & Co. to the Issuer under its Lease in connection with such termination and shall consist of Cash or Eligible Investments on deposit in an Eligible Account (the "ARTHUR ANDERSEN RESERVE ACCOUNT") established with and in the name of the Indenture Trustee in the State of New York or the State of California. The Issuer may withdraw funds from the Arthur Andersen Reserve Account from time to time upon presentation to the Servicer of an Officer's Certificate stating that such funds are to be applied to costs (including but not limited to tenant alterations, leasing commissions and other lease inducements) directly related to releasing the Arthur Anderson Space, identifying in reasonable detail the specific costs to which such funds are to be applied, attaching all relevant invoices and/or bills and certifying that such funds will not be used for any other purpose. In the event that any balance remains in the Arthur Andersen Reserve Account after completion of the releasing of all of the Arthur Andersen Space, such amount shall be applied to the principal amount of the Notes on the Maturity Date or on such earlier date on which the Issuer elects to apply such funds to make an optional redemption of the Notes in accordance with Section 1101.

                  SECTION 1206.  Security Interest.
                                 -----------------

                  As collateral security for the Obligations, the Issuer hereby pledges and assigns to the Indenture Trustee for the benefit of the Holders of the Notes, and grants to the Indenture Trustee for the benefit of the Holders of the Notes a continuing security interest in each Reserve, each Reserve Account and all funds on deposit therein from time to time, subject to the provisions of this Article Twelve.

                  SECTION 1207.  Investment.
                                 ----------

                  The funds on deposit in each Reserve Account from time to time shall be invested in Eligible Investments (and with maturity dates) as designated from time to time in writing by Issuer to the Servicer and the Indenture Trustee; PROVIDED, HOWEVER, that each such Eligible Investment shall mature not later than 60 days following the acquisition of such Eligible Investment and shall be maintained in the possession of the Indenture Trustee or in such other manner as shall cause the Indenture Trustee to have a first priority perfected security interest in each such Eligible Investment. None of the Servicer, the Indenture Trustee, or the commercial bank or trust company maintaining any Reserve Account shall have any liability for any Eligible Investment made in accordance with this

Section 1207. So long as no Default or Event of Default has occurred and is continuing, all income earned on the funds from time to time on deposit in the Reserve Accounts shall be released from the respective Reserve Account and paid to the Issuer on a quarterly basis.


                                ARTICLE THIRTEEN
                                ----------------

                             EXPENSES AND INDEMNITY
                             ----------------------

                  SECTION 1301.  Expenses; Indemnity.
                                 -------------------

                  (a) The provisions of this Section are supplemental to, not duplicative of, Section 605.

                  (b) (EXPENSES.) Whether or not the transactions contemplated hereby are consummated, the Issuer shall reimburse the Indenture Trustee, the Servicer, KPMCC, Kidder, any Affiliate of Kidder, the Pass-Through Trustee and the Originator (each a "REIMBURSEMENT PARTY") upon receipt of written notice from such Reimbursement Party for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by such Reimbursement Party in connection with: (i) the preparation, negotiation, execution and delivery of this Indenture, the other Transaction Documents and the Related Documents and the consummation of the transactions contemplated hereby and thereby (including the issuance and sale of the Notes) and all the costs of furnishing all opinions by counsel for the Issuer (including, without limitation, any opinions requested by the Indenture Trustee or any Rating Agency as to any legal matters arising under this Indenture, the other Transaction Documents or the Related Documents or with respect to any Mortgaged Property); PROVIDED, HOWEVER, that the maximum amount payable by the Issuer for all of the amounts referred to in this clause (i) (other than any such amounts payable to counsel for the Issuer) shall not exceed $1,275,000 (which amount has previously been paid by the Issuer to KPMCC); (ii) Issuer's ongoing performance of and compliance with all agreements and covenants contained in this Indenture, the other Transaction Documents and the Related Documents on its part to be performed or complied with after the Issuance Date, including, without limitation, confirming compliance with environmental and insurance requirements;
(iii) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Indenture, the other Transac-tion Documents or the Related Documents and any other documents or matters requested by the Issuer; (iv) the filing and recording fees and expenses, title insurance and reasonable fees and expenses of the Issuer's counsel for providing the opinions delivered pursuant to this Indenture, and other similar expenses incurred in creating and perfecting Encumbrances in favor of the Indenture Trustee pursuant to this Indenture, the other Transaction Documents and/or the Related Documents; (v) enforcing or preserving any rights, in response to third party claims or prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting the Issuer, this Indenture, the other Transaction Documents, the Related Documents, any party (other than the Issuer) to any Related Document, any Mortgaged Property or any other security given for the Notes; and (vi) enforcing any obligations of or collecting any payments due from the Issuer under this Indenture, the other Transaction Documents or any Related Document or with respect to the Mortgaged Property or in connection with any refinancing or restructuring of the credit arrangements provided under this Indenture in the nature of a "work-out" or of any insolvency or bankruptcy proceedings.

                  (c) (INDEMNITY.) In addition to, but without duplication of the payment of, expenses pursuant to paragraph (b) above or the indemnification provided for in the Environmental Indemnity, whether or not the transactions contemplated hereby shall be consummated, the Issuer agrees to indemnify, pay and hold harmless each of the Originator, KPMCC, Kidder, the Servicer, the Indenture Trustee, the Pass-Through Trustee and their respective officers, directors, agents, parents and Affiliates (each an "indemnified party"), and each of them, from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such indemnified party in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such indemnified party shall be designated a party thereto), that may be imposed on, incurred by, or asserted against such indemnified party in any manner relating to or arising out of (i) this Indenture, the other Transaction Documents or any Related Document, (ii) the Notes or the use or intended use of the proceeds of the Notes or (iii) the issuance, offering and sale of the Notes (collectively, the "INDEMNIFIED LIABILITIES"); PROVIDED, HOWEVER, that

Issuer shall not have any obligation to an indemnified party under this Section 1301 to the extent that such Indemnified Liabilities arise from gross negligence, illegal acts or willful misconduct of such indemnified party or with respect to the principal of, or interest on, the Notes. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, the Issuer shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by any indemnified party.

                  (d) The Issuer hereby acknowledges and agrees that each indemnified party is an intended third party beneficiary of this Section 1301 and that each such indemnified party has agreed to enter into the Transaction Documents and the Related Documents to which it is a party, and to perform its obligations thereunder, based on and in reliance upon this Section 1301.

                  (e) The obligations of the Issuer set forth in this Article Thirteen shall not be expanded or increased by any amendment of the Trust and Servicing Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.


                                       BANKERS TRUST COMPANY OF
                                       CALIFORNIA, N.A.,
                                         as Indenture Trustee



                                       By /s/ Lynnette Antosh
                                          -------------------------------
                                          Name: Lynnette Antosh
                                          Title: Vice President


                                       TUCKER FINANCING PARTNERSHIP,
                                       a Delaware general
                                       partnership

                                       By: Tucker Financing Corp.,
                                           as managing general
                                           partner



                                       By /s/ Richard H. Tucker
                                          -----------------------------
                                          Name: Richard H. Tucker
                                          Title: Executive Vice
                                                 President


                                       BANKERS TRUST COMPANY,
                                         as Servicer



                                       By /s/ Lynnette Antosh
                                          ---------------------------
                                          Name: Lynnette Antosh
                                          Title: Vice President

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK  )

On the 16th day of June, 1994, before me personally came Lynnette Antosh, to me known, who, being by me duly sworn, did depose and say that she is a Vice President of Bankers Trust Company of California, N.A., the banking corporation described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she signed her name thereto by like authority.



                                           /s/ Gregory E. Ostling
                                       ------------------------------
                                           Notary Public

                                              GREGORY E. OSTLING
                                       Notary Public, State of New York
                                                No. 31-5020668
                                        Qualified in New York County
                                       Commission Expires Nov. 22, 1995

STATE OF ILLINOIS  )
                   )  ss.:
COUNTY OF COOK     )

On the 13th day of June 1994, before me personally came Richard H. Tucker, to me known, who, being by me duly sworn, did depose and say that he is the Executive Vice President of Tucker Financing Corp., which corporation is a general partnership of Tucker Financing Partnership, the partnership described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto on behalf of such corporation as general partner of such partnership by like authority.


                                           /s/ Kenneth W. Bosworth
                                       -----------------------------
                                           Notary Public


My Commission Expires:

                                           --------------------------------
                                                   "OFFICAL SEAL"
                                                KENNETH W. BOSWORTH
                                           NOTARY PUBLIC, STATE OF ILLINOIS
                                            MY COMMISSION EXPIRES 5/17/97
                                           --------------------------------

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )


On the 16th day of June, 1994, before me personally came Lynnette Antosh, to me known, who, being by me duly sworn, did depose and say that she is a Vice President of Bankers Trust Company, the banking corporation described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she signed her name thereto by like authority.


                                           /s/ Gregory E. Ostling
                                       ------------------------------
                                           Notary Public

                                              GREGORY E. OSTLING
                                       Notary Public, State of New York
                                                No. 31-5020668
                                        Qualified in New York County
                                       Commission Expires Nov. 22, 1995